UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23270

Blackstone Floating Rate Enhanced Income Fund
(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor
New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney
Blackstone Alternative Credit Advisors LP
345 Park Avenue, 31st Floor
New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1.	Report to Stockholders.

(a)	Report to Stockholders.

Blackstone

Blackstone Floating Rate Enhanced Income Fund

Nasdaq:
BGFLX (Class I)
BGFTX (Class T)
BGFDX (Class D)
BGFPX (Class T-I)
BGFVX (Class U)

Annual Report
September 30, 2023

Table of Contents

Manager Commentary	2
Fund Summary	4
Portfolio of Investments	7
Statement of Assets and Liabilities	24
Statement of Operations	26
Statements of Changes in Net Assets	27
Statement of Cash Flows	29
Financial Highlights	30
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	53
Additional Information	54
Summary of Updated Information Regarding the Fund	55
Privacy Procedures	68
Approval of Investment Advisory Agreement	79
Trustees & Officers	82

Blackstone Floating Rate Enhanced Income Fund	Manager Commentary

September 30, 2023 (Unaudited)

To Our Shareholders:

Loans have turned out a stellar performance over the past twelve-month period, notching gains in 10 of the last 12 months and outperforming all other credit asset classes.1 All told, the market achieved an impressive 13.03% return for the 2023 fiscal year, compared with last fiscal year's loss of -2.59%.2

This improvement was despite ongoing macroeconomic volatility as the Federal Reserve (the “Fed”) continued its historic interest rate hiking campaign, increasing base rates to over 5% to address persistent inflation. Tighter monetary policy was not without casualties however, as seen during the March regional banking sector stress, while U.S. debt ceiling wrangling and geopolitical concerns also weighed on market sentiment.

Easing inflation and hopes for a soft-landing drove, in large part, risk-on periods and enabled lower-rated credits to outperform their higher-rated counterparts over the period.3 However, concerns also grew that the need for a more restrictive monetary policy for the foreseeable future, given economic strength and ongoing strong labor market data, may lead to a potential recession and subsequent spike in credit losses. These fears seemingly peaked in September 2023, sparking a rate selloff which, in large part, drove Treasury yields to 16- year highs.4

While not immune to the broader market weakness, the loan market proved more resilient compared with fixed rate credit. Average loan prices strengthened through the seasonal risk-on rally at the start of 2023, falling again with the banking crisis, before a sustained rally from June through September pushed average loan prices to an 18- month high of $95.91.5

Technicals have been a key driver for loan performance over the fiscal year, supported by ongoing demand from collateralized loan obligations (“CLOs”), which have underpinned secondary prices amid limited primary supply. Heavy repayments, bolstered by private credit refinancings of syndicated loans,6 contributed to the demand side of the equation, while also contributing to the shrinking of the outstanding loan market by 1.8% in the last 12 months.7

12-Month Total Returns as of September 30, 2023

US Loans
(Morningstar LSTA US Leveraged Loan Index)	13.05%
High Yield
(Bloomberg High Yield Index)	10.28%
3-month Treasury Bills
(Bloomberg U.S. Treasury Bellwethers: 3 Month)	4.65%
10-Year Treasuries
(Bloomberg U.S. Treasury Bellwethers: 10 Year)	-2.82%
US Aggregate Bonds
(Bloomberg U.S. Aggregate Bonds Index)	0.64%
US Investment Grade Bonds
(Bloomberg U.S. Investment Grade Bonds Index)	3.65%
Emerging Markets
(Bloomberg Emerging Markets Index)	8.57%
US Large Cap Equities
(Bloomberg U.S. Large Cap Equities Index)	21.82%

Source: Bloomberg as of September 30, 2023.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

CLO appetite has helped offset outflows from the retail channel. Loan mutual funds and exchange-traded funds (“ETFs”) experienced nearly $24 billion in outflows over the past four quarters, though these moderated and even reversed amid the improved sentiment over the summer. Overall, outflows have totaled approximately $43 billion since May 2022.8

Institutional loan supply fell to about $216 billion over the 12-month period, led by refinancings and extensions exercises as borrowers worked to reduce the near-term maturity wall.9 After months of minimal activity, rallying prices finally brought with them a surge in merger and acquisition / leveraged buyout deal volume in the final quarter of the fiscal year.10 With a quarter of the index priced above par by mid-September, higher-rated borrowers rolled out more opportunistic transactions, including re-pricings.11

Technicals are expected to remain supportive given limited prospects for new money supply over the final quarter. We believe elevated base rates over a longer period should also underpin loan market performance over the near-term, enabling the asset class to meet its reputation of performing well through a rising rate environment.12 After July’s interest rate hike13, the Fed paused further hikes in September and October. While there is the possibility for another interest rate increase in the future, we believe the recent rise in Treasury bond yields may reduce the impetus to hike again.14

We expect tighter credit conditions will likely push up corporate stress and defaults, which are currently inside historical averages. However, generally speaking, we believe that corporate credit is largely well-positioned for slower growth. Consumers and corporates have generally spent the post-COVID years proactively improving their balance sheets and locking in historically low fixed-rate debt.

2	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Manager Commentary

September 30, 2023 (Unaudited)

We find that the balance sheets for most U.S. leveraged loan issuers are relatively healthy heading into a more challenging economic landscape; many have strong cash balances, a blend of fixed and floating rate debt and hedges in place to mitigate against rising rates. Loan fundamentals, although showing some signs of deteriorating, continue to hold up overall, as interest coverage ratios and leverage are both still hovering at around 4.50x.15

We believe corporate borrowers have also bought themselves additional breathing space by pushing out the vast majority of near term debt through refinancing efforts, reducing 2024 maturities by 79% this year through the end of October. However, about 70% of 2025 maturities have yet to be addressed, and we expect these borrowers may need to refinance at higher rates, leading to rising debt burdens that may reduce corporate liquidity overall.16 Rating agencies are downgrading issuers they believe may have difficulty refinancing debt maturities in 2024 and 2025,17 although we believe private credit remains a potential solution for those unable to refinance in the syndicated markets.18

We remain focused on defensive positioning, floating rate and short duration credits. In an environment where multiples are unlikely to expand, we believe that driving value is increasingly going to come from cash flow-generative companies. We expect meaningful dispersion between issuers and sectors, and we also expect that larger companies in historically resilient sectors with lower leverage should outperform the market.

As credit dispersion grows, we expect more unique opportunities to emerge. In this credit environment, active managers with scale and experience should, in our view, be best placed to identify the alpha opportunities amid the volatility.

At Blackstone Credit, we value your continued investment and confidence in us and in our family of funds. Additional information is available on our website at www.blackstone-credit.com and www.bgflx.com.

Sincerely,

Blackstone Liquid Credit Strategies LLC

[1]	Bloomberg as of September 30, 2023.
[2]	Morningstar LSTA US Leveraged Loan Index, as of September 30, 2023.
[3]	Morningstar LSTA US Leveraged Loan Index, as of September 30, 2023.
[4]	Bloomberg WIRP as of September 30, 2023.
[5]	Morningstar LSTA US Leveraged Loan Index, as of March 31, 2023.
[6]	Pitchbook LCD, as of September 30, 2023.
[7]	Pitchbook LCD, August Wrap, US leveraged loan rally continues; extension, repricings in play, as of September 1, 2023.
[8]	JPM, Lipper, as of September 30, 2023.
[9]	Pitchbook LCD, as of September 30, 2023.
[10]	Pitchbook LCD, as of September 30, 2023.
[11]	Morningstar LSTA US Leveraged Loan Index, as of September 30, 2023.
[12]	JP Morgan, 2023 Midyear High Yield Bond and Leveraged Loan Outlook, as of June 27, 2023.
[13]	FOMC Chair Powell was also hawkish in his testimony to Congress on June 21 and 22, 2023, saying “it will be appropriate to raise rates again this year, and perhaps twice,” if the economy evolves as expected. Barclays US Credit Alpha, as of June 23, 2023.
[14]	Reuters, Fed policy makers see rates staying high for ‘some time,’ as of October 2, 2023.
[15]	JP Morgan 2Q 2023 Loan Fundamentals, as of September 27. 2023.
[16]	Pitchbook LCD, Near-term loan maturity wall — what has been addressed and what remains?, as of August 21, 2023.
[17]	Pitchbook LCD, Near-term loan maturity wall — what has been addressed and what remains?, as of August 21, 2023. Pitchbook LCD, Lumen cut two notches to CCC+ on weak cash flow, looming maturity wall, as of August 17, 2023.
[18]	Pitchbook LCD, Near-term loan maturity wall — what has been addressed and what remains?, as of August 21, 2023.

Annual Report | September 30, 2023	3

Blackstone Floating Rate Enhanced Income Fund	Fund Summary

September 30, 2023 (Unaudited)

Fund Overview

Blackstone Floating Rate Enhanced Income Fund (the “Fund”) is a diversified, closed-end management investment company that continuously offers its shares and is operated as an “interval fund.” The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes or bonds. “Managed Assets” means net assets plus the amount of any borrowings for investment purposes. In addition, the Fund may invest up to 20% of its Managed Assets in each of (i) structured products, (ii) derivatives, (iii) warrants and equity securities that are incidental to the Fund’s purchase of floating rate instruments or acquired in connection with a reorganization of a Borrower (as defined below) or issuer, (iv) fixed rate instruments, and (v) equity investments in other investment companies, including ETFs. In pursuing the Fund’s investment objective, the Adviser will seek to enhance the Fund’s return with the use of leverage.

Portfolio Management Commentary

Fund Performance

As of September 30, 2023, the Fund’s Class I, Class T, Class D, Class T-I, Class U shares outperformed the Fund’s benchmark, the Morningstar LSTA US Leveraged Loan Index (“Morningstar LLI”), for the three-month and one-year periods and underperformed for the three-year and since inception periods. The Fund’s Class I, Class T, Class D shares underperformed the Morningstar LLI for the five-year period.

NAV Performance Factors

The Fund’s performance relative to the benchmark for the twelve months ended September 30, 2023 was primarily attributable to the Fund’s use of leverage, its allocation to CLO securities and its allocation to high yield bonds. By issuer, the largest positive contributors to total return were National Mentor Holdings, Inc., Newfold Digital Holdings Group, Inc., and CoreLogic Inc., and the most significant detractors were Carestream Health Holdings Inc., AMC Entertainment Holdings Inc., and Crown Finance US Inc.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund to take advantage of relative value opportunities between loans, high yield bonds and CLO securities. The Fund’s largest sector overweights were Financial Services, Healthcare Providers & Services and Diversified Consumer Services; the largest sector underweights included Specialty Retail, Chemicals, and Machinery. The Fund increased its allocation to senior loans during the period and decreased its allocation to high yield bonds.

As of September 30, 2023, the Fund held 87.1% of its Managed Assets in first lien loans, 4.1% in second lien loans, 2.2% in corporate bonds, 4.3% in CLO securities, and 1.6% in equities. The Fund has an average position size representing 0.23% of Managed Assets of the Fund.

4	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Fund Summary

September 30, 2023 (Unaudited)

Performance Summary

Performance quoted represents past performance, which is no guarantee of future results. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. The returns shown do not reflect taxes that an investor would pay on fund distributions or on the sale of fund shares. To obtain the most recent month-end performance, visit www.bgflx.com.

Value of a $1,000,000 Investment Since Inception at Net Asset Value*

*	The line graph represents historical performance of a hypothetical investment of $1,000,000 in Class I Shares of the Fund from January 18, 2018 (commencement of operations) to September 30, 2023, assuming the reinvestment of distributions.

Total Return (as of September 30, 2023)
	3 Month	1 Year^	3 Year	5 Year	Since Inception
Class I*	4.64%	15.53%	5.67%	4.24%	4.36%
Class T*	4.51%	14.97%	5.14%	3.73%	3.83%
Class T* w/ 2.5% Sales Load**	1.88%	12.10%	4.27%	3.20%	3.35%
Class D*	4.57%	15.23%	5.39%	4.01%	4.01%
Class T-I*	4.46%	14.88%	5.12%	N/A	3.87%
Class T-I* w/ 3.5% Sales Load***	0.81%	10.86%	3.88%	N/A	3.04%
Class U*	4.51%	14.94%	5.14%	N/A	3.99%
Morningstar LSTA US Leveraged Loan Index****	3.46%	13.05%	6.08%	4.46%	4.53%

*	Assumes distributions are reinvested pursuant to the Fund's dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Assumes payment of the full front-end 2.5% sales load at initial subscription.
***	Assumes payment of the full front-end 3.5% sales load at initial subscription.
****	Inception to date returns for the Morningstar LLI are based on the I Share inception date of January 18, 2018.
^	Excludes adjustments in accordance with the accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended September 30, 2023 may differ from the net asset value for financial reporting purposes.

Annual Report | September 30, 2023	5

Blackstone Floating Rate Enhanced Income Fund	Fund Summary

September 30, 2023 (Unaudited)

Portfolio Composition*

*	The Fund’s Cash & Other Assets less Liabilities represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

Moody’s Rating Distribution**

**	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics

Weighted Average Coupon	9.03%
Current Dividend Yield – I Share^	9.91%
Current Dividend Yield – T Share^	9.41%
Current Dividend Yield – D Share^	9.65%
Current Dividend Yield – T-I Share^	9.41%
Current Dividend Yield – U Share^	9.41%
Average Duration^^	0.19 yr
Average Position*	0.23%
Leverage*	31.92%

^	Represents annualized distribution rate of I Share, T Share, D Share, T-I Share and U Share. Reflects September month cumulative distribution rate annualized. The cumulative distribution rate for the month presented represents the sum of the daily dividend distribution rate as calculated by dividing the daily dividend per share by the daily net asset value (“NAV”) per share, for each respective class, for each day in the month for which a daily dividend is declared.
^^	Loan durations are based on the actual remaining time until respective reference rates are reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

SPDR Blackstone Senior Loan ETF	1.6%
Endure Digital Inc	0.9%
Chariot Buyer LLC	0.9%
Atlas CC Acquisition Corp.	0.9%
PetVet Care Centers LLC	0.9%
Trans Union LLC	0.9%
Peraton Corp.	0.9%
Kodiak BP LLC	0.9%
Focus Financial Partners LLC	0.9%
Auris Luxembourg III S.a r.l.	0.9%
Top 10 Issuers	9.8%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	10.0%
Healthcare Providers & Services	8.6%
Financial Services	6.8%
Professional Services	5.0%
Aerospace & Defense	3.9%
Top 5 Industries	34.3%

*	As a percentage of Managed Assets.
^	Global Industry Classification Standard (GICS)

6	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2023

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 133.79%
Aerospace & Defense - 5.70%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029	$1,938,287	$1,916,491
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	2,976,114	2,794,764
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	605,311	568,427
Avolon TLB Borrower 1 (US) TL, First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2028	1,059,759	1,061,020
Dynasty Acquisition Co., Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 08/24/2028	228,278	228,088
LSF11 Trinity BidCo, Inc., TL, First Lien Term Loan, 1M US SOFR + 4.50%, 06/14/2030(b)	1,056,679	1,056,679
Peraton Corp., First Lien B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/01/2028	3,239,365	3,236,676
Standard Aero, Ltd., First Lien Term Loan, 6M US SOFR + 4.25%, 08/24/2028	97,833	97,752
TransDigm Inc., TLI, First Lien Term Loan, 3M US SOFR + 3.25%, 08/24/2028	1,805,543	1,808,504
Vertex Aerospace Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 12/06/2028	1,218,701	1,220,645
		13,989,046
Air Freight & Logistics - 1.72%
Clue Opco LLC, First Lien Term Loan, 6M US SOFR + 4.00%, 09/20/2030	1,840,000	1,800,137
Kenan Advantage Group, Inc., First Lien U.S. B-1 Term Loan, 6M US SOFR + 4.18%, 0.75% Floor, 03/24/2026	900,000	898,938
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	1,548,074	1,526,950
		4,226,025
Automobile Components - 3.05%
Belron Luxembourg Sarl, First Lien Term Loan, 1M US SOFR + 2.85%, 0.50% Floor, 04/18/2029	523,886	525,115
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	2,090,999	1,979,172
Clarios Global LP, TL, First Lien Term Loan, 3M US SOFR + 3.75%, 05/06/2030	2,009,463	2,008,529
First Brands Group LLC, First Lien Term Loan, 6M US SOFR + 5.00%, 1.00% Floor, 03/30/2027	920,000	910,230
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/04/2028	1,111,868	1,110,478
Phinia Inc., TL, First Lien Term Loan, 6M US SOFR + 3.75%, 07/03/2028	939,167	941,515
		7,475,039
Beverages - 1.06%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 03/31/2028	2,658,848	2,596,804

Biotechnology - 0.21%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 3M US SOFR + 2.00%, 11/15/2027	522,991	514,885

Broadline Retail - 1.01%
Pilot Travel Centers LLC, First Lien Term Loan, 1M US L + 2.00%, 08/04/2028	2,474,684	2,474,683

Building Products - 4.81%
Chariot Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/03/2028	1,567,952	1,546,761
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 04/12/2028	1,172,312	1,147,037
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	1,686,060	1,595,081
Entain Holdings (Gibralter) Limited, TLB, First Lien Term Loan, 3M US L + 7.51%, 0.50% Floor, 10/31/2029	1,863,253	1,863,840
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 03/12/2028	3,221,936	3,221,936

See Notes to Financial Statements.
Annual Report | September 30, 2023	7

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2023

	Principal Amount	Value
Building Products (continued)
LHS Borrower, LLC, TL, First Lien Term Loan, 1M US SOFR + 4.75%, 02/16/2029	$226,590	$206,906
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	1,877,569	1,866,679
Tamko Building Products LLC, First Lien Term Loan, 6M US SOFR + 3.50%, 09/20/2030	361,906	360,777
		11,809,017
Capital Markets - 2.45%
Advisor Group Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 08/17/2028	1,723,484	1,724,699
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 07/27/2028	1,074,101	1,066,716
Focus Financial Partners LLC, First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/30/2028	3,224,264	3,218,831
		6,010,246
Chemicals - 2.45%
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M US SOFR + 2.50%, 0.50% Floor, 06/09/2028	1,438,959	1,436,449
Geon Performance Solutions LLC, First Lien Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 08/18/2028	557,963	551,686
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/30/2028	1,072,584	1,071,914
Messer Industries LLC Tl, First Lien Term Loan, 3M US SOFR + 2.50%, 03/02/2026	1,316,088	1,316,680
Nouryon Finance B.V., TLB, First Lien Term Loan, 3M US SOFR + 4.00%, 04/03/2028	607,485	601,158
Nouryon USA LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 04/03/2028	1,049,458	1,038,522
		6,016,409
Commercial Services & Supplies - 5.48%
Access CIG LLC, Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 02/27/2026	2,385,997	2,340,270
Allied Universal Holdco LLC, TLB, First Lien Term Loan, 3M US SOFR + 4.75%, 05/12/2028	2,160,000	2,133,000
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	1,953,306	1,944,926
Covanta 11/21 TLC, First Lien Term Loan, 1M US SOFR + 2.50%, 11/30/2028	148,543	147,906
Covanta Holding Corporation, TL, First Lien Term Loan:
1M US SOFR + 3.00%, 11/30/2028	41,788	41,744
1M US SOFR + 3.00%, 11/30/2028	557,171	556,591
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 0.75% Floor, 03/30/2029	860,357	764,643
Foundational Education Group, Inc., First Lien Term Loan, 3M US SOFR + 3.75%, 08/31/2028	51,192	48,078
Genuine Financial Holdings LLC, First Lien Term Loan, 6M US SOFR + 4.25%, 09/21/2030	1,150,000	1,141,375
Revspring, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 10/11/2025	1,714,500	1,690,214
TMF Sapphire Bidco B.V., TLB, First Lien Term Loan, 1M US SOFR + 5.00%, 05/03/2028	418,182	419,227
TRC Companies, Second Lien Term Loan, 1M US SOFR + 6.75%, 12/07/2029(b)	1,026,154	974,846
United Site Cov-Lite, First Lien Term Loan, 3M US SOFR + 4.25%, 12/15/2028	1,547,774	1,248,171
		13,450,991
Communications Equipment - 0.03%
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	517,874	62,145

Construction & Engineering - 1.64%
Aegion Corp., First Lien Initial Term Loan, 1M US SOFR + 4.75%, 0.75% Floor, 05/17/2028	2,146,559	2,139,443
APi Group DE, Inc., First Lien Term Loan, 1M US SOFR + 2.75%, 01/03/2029	1,270,965	1,275,439
Tutor Perini Corp., First Lien B Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/18/2027	646,624	618,741
		4,033,623

See Notes to Financial Statements.
8	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2023

	Principal Amount	Value
Construction Materials - 1.61%
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 2.625%, 02/01/2027	$1,984,536	$1,984,199
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/19/2027	1,972,270	1,970,918
		3,955,117
Containers & Packaging - 3.09%
Berry Global, Inc., First Lien Term Loan, 3M US SOFR + 1.75%, 07/01/2026	359,307	359,704
LABL, Inc., First Lien Term Loan, 1M US SOFR + 5.00%, 10/29/2028	809,107	807,642
Proampac Pg Borrower LLC, First Lien Term Loan, 1M US SOFR + 4.75%, 11/03/2028	713,004	710,687
Reynolds Consumer Products LLC, First Lien Initial Term Loan, 1M US SOFR + 1.75%, 02/04/2027	2,359,731	2,359,306
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 09/15/2028	1,842,102	1,838,519
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 03/03/2028	1,526,670	1,500,564
		7,576,422
Distributors - 0.79%
FleetPride, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 09/26/2028(b)	614,826	609,062
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 12/17/2027	1,367,343	1,337,822
		1,946,884
Diversified Consumer Services - 5.15%
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	834,867	827,215
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	1,808,877	1,792,299
Loyalty Ventures, Inc., First Lien Term Loan, PRIME + 3.50%, 11/03/2027(b)(c)	704,892	10,573
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	268,223	265,206
Prime Security Services Borrower LLC, First Lien 2021 Refinancing B-1 Term Loan, 1M US SOFR + 2.75%, 0.75% Floor, 09/23/2026	2,034,391	2,033,699
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 03/02/2029	1,140,814	1,078,069
Spring Education Group, Inc., TL, First Lien Term Loan, 6M US SOFR + 4.75%, 09/29/2030(b)	631,355	629,777
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/10/2029	1,795,431	1,782,863
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	1,623,684	1,547,371
Weld North Education LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 12/21/2027	2,720,399	2,672,507
		12,639,579
Diversified Telecommunication Services - 3.30%
Level 3 Financing, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 03/01/2027	2,259,583	2,138,560
Lumen Technologies, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 03/15/2027	1,980,967	1,420,581
Telenet Financing USD LLC, First Lien Term Loan, 1M US SOFR + 2.00%, 04/30/2028	2,778,642	2,714,386
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	1,831,796	1,821,345
		8,094,872
Electric Utilities - 0.72%
Miron Technologies, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 10/20/2028	1,772,672	1,773,611

See Notes to Financial Statements.
Annual Report | September 30, 2023	9

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2023

	Principal Amount	Value
Electrical Equipment - 1.03%
Madison IAQ LLC, First Lien Initial Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 06/21/2028	$1,919,107	$1,891,165
Vantage Elevator 11/21, First Lien Term Loan, 1M US SOFR + 3.75%, 11/10/2028	678,049	640,194
		2,531,359

Electronic Equipment, Instruments & Components - 0.24%
LTI Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 07/24/2026	596,777	585,337

Entertainment - 0.99%
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.15%, 0.75% Floor, 11/26/2026	2,423,438	2,423,438

Financial Services - 3.55%
FleetCor Technologies Operating Co. LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 04/28/2028	1,781,790	1,778,449
Lereta, LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 07/30/2028	695,038	567,064
Mitchell International, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 10/15/2028	1,119,765	1,103,293
Mitchell International, Inc., Second Lien Term Loan, 1M US SOFR + 6.50%, 10/15/2029	1,192,784	1,102,025
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 06/02/2028	2,158,652	2,072,306
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028	2,090,151	2,094,509
		8,717,646
Food Products - 1.85%
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	2,397,493	2,384,272
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,864,408	1,865,284
Sovos Brands Intermediate, Inc., First Lien Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 06/08/2028	279,905	280,255
		4,529,811
Gas Utilities - 0.21%
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 6M US L + 0.00%, 09/18/2030(b)	516,120	515,475

Ground Transportation - 2.44%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 08/06/2027	1,929,949	1,921,852
Uber Technologies, Inc., TLB, First Lien Term Loan, 3M US SOFR + 2.75%, 03/03/2030	2,234,344	2,236,121
XPO, Inc., TLB, First Lien Term Loan, 1M US SOFR + 2.00%, 05/24/2028	1,825,035	1,834,051
		5,992,024
Health Care Equipment & Supplies - 3.29%
Artivion, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 1.00% Floor, 06/01/2027	2,372,083	2,306,115
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	3,205,150	3,131,688
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.50%, 03/05/2026	1,844,004	1,733,825
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.75%, 07/02/2025	906,193	891,467
		8,063,095
Health Care Providers & Services - 12.57%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US SOFR + 4.00%, 07/01/2026	555,686	455,662
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	2,674,928	2,193,441
DaVita, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/12/2026	1,585,497	1,568,468
Electron Bidco, Inc., First Lien Term Loan, 1M US SOFR + 3.00%, 11/01/2028	2,341,280	2,334,771

See Notes to Financial Statements.
10	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2023

	Principal Amount	Value

Health Care Providers & Services (continued)
Envision Healthcare Corp., First Lien Term Loan:
3M US SOFR + 4.25%, 03/31/2027(c)	$1,843,417	$429,746
3M US SOFR + 7.88%, 03/31/2027(c)	285,684	340,678
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US SOFR + 4.25%, 1.00% Floor, 03/14/2025	615,977	432,721
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US SOFR + 4.25%, 1.00% Floor, 10/02/2025	3,175,710	2,230,936
Heartland Dental, LLC, TL, First Lien Term Loan, 1M US SOFR + 5.00%, 04/28/2028	2,460,559	2,438,070
LifePoint Health, Inc., First Lien B Term Loan, 3M US L + 3.75%, 11/16/2025	1,892,155	1,891,171
Midwest Physcn Admin Srvcs LLC, TL, First Lien Term Loan, 3M US SOFR + 3.25%, 03/12/2028	801,449	754,697
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	1,320,743	1,075,580
National Mentor Holdings, Inc., TL, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	1,043,721	935,002
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	29,976	26,854
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	1,954,913	1,825,889
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US SOFR + 3.75%, 03/31/2027	2,375,560	2,226,755
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 12/29/2028	1,934,788	1,890,046
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US SOFR + 6.25%, 02/13/2026	3,373,588	3,349,130
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US SOFR + 3.50%, 03/05/2026	1,648,298	1,642,685
Radiology Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 07/09/2025	1,809,540	1,370,935
Radnet Management, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.00%, 0.75% Floor, 04/23/2028	792,141	792,141
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 10/01/2028	678,040	624,038
		30,829,416
Health Care Technology - 1.63%
GHX Ultimate Parent Corp, TL, First Lien Term Loan, 3M US SOFR + 4.75%, 06/30/2027	497,100	497,721
Milano Acquisition Corp. Tlb, First Lien Term Loan, 3M US SOFR + 4.00%, 10/01/2027	748,077	731,713
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 03/10/2028	1,033,946	1,022,634
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US SOFR + 4.00%, 08/27/2025	1,750,000	1,752,660
		4,004,728
Hotels, Restaurants & Leisure - 4.80%
1011778 BC Unlimited Liability Company, First Lien Term Loan, 6M US SOFR + 2.50%, 0.50% Floor, 09/23/2030	1,277,030	1,273,710
Bally's Corp., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 10/02/2028	1,937,104	1,902,653
BCPE Grill Parent, Inc.TLB, First Lien Term Loan, 6M US SOFR + 5.00%, 09/11/2033	626,750	614,738
Caesars Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	1,859,704	1,862,614
Carnival Corp., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 10/18/2028	1,959,014	1,952,481
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 07/22/2028	1,798,966	1,804,363
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US SOFR + 8.00%, 0.75% Floor, 02/04/2028	2,000,000	1,941,000
Whatabrands LLC, First Lien Initial B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 08/03/2028	429,584	428,509
		11,780,068

See Notes to Financial Statements.
Annual Report | September 30, 2023	11

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2023

	Principal Amount	Value
Independent Power and Renewable Electricity Producers - 0.76%
Calpine Corp., First Lien Term Loan, 1M US SOFR + 2.00%, 04/05/2026	$984,523	$985,089
Generation Bridge Northeast LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 08/22/2029	866,923	868,367
		1,853,456
Industrial Conglomerates - 5.25%
Bettcher Industries, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/14/2028	1,196,343	1,178,027
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.75% Floor, 05/19/2028	2,738,969	2,728,205
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	1,135,557	1,127,398
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	96,217	94,549
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	1,779,769	1,748,908
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 04/05/2029	2,195,627	2,193,881
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 5.00%, 05/28/2026	2,351,441	2,239,994
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/30/2027	1,580,034	1,578,455
		12,889,417
Insurance - 2.47%
AmWINS Group, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 0.75% Floor, 02/19/2028	1,379,786	1,373,205
1M US SOFR + 2.75%, 0.75% Floor, 02/19/2028	322,624	322,827
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US SOFR + 3.50%, 10/14/2027	900,000	894,379
Broadstreet Partners, Inc., TLB3, First Lien Term Loan, 3M US SOFR + 4.00%, 01/27/2029	759,395	760,423
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	1,309,065	1,306,775
Hyperion Refinance S.a r.l. TL, First Lien Term Loan, 3M US SOFR + 0.00%, 0.50% Floor, 04/18/2030	931,366	932,824
USI, Inc., First Lien Term Loan:
6M US L + 0.00%, 09/14/2030	311,171	310,783
6M US SOFR + 3.75%, 09/14/2030	155,586	155,391
		6,056,607
Interactive Media & Services - 1.15%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US SOFR + 2.75%, 0.75% Floor, 06/26/2028	396,956	391,758
MH Sub I LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 05/03/2028	1,605,975	1,556,415
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	972,997	867,641
		2,815,814
IT Services - 4.63%
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028	1,932,186	1,909,550
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	2,302,775	2,160,774
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	3,510,837	3,420,153
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	1,874,634	1,808,440
Virtusa Corp., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 02/11/2028	1,446,273	1,439,794
World Wide Technology Holding Co., LLC, TL, First Lien Term Loan, 1M US SOFR + 3.25%, 03/01/2030	610,874	611,638
		11,350,349

See Notes to Financial Statements.
12	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2023

	Principal Amount	Value

Leisure Products - 0.14%
Recess Holdings, Inc., First Lien Term Loan, 6M US L + 0.00%, 1.00% Floor, 03/17/2027	$346,960	$346,962

Life Sciences Tools & Services - 2.14%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 0.50% Floor, 02/22/2028	2,035,780	1,995,390
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	2,080,139	1,738,226
Parexel International Corporation, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/15/2028	1,538,287	1,529,373
		5,262,989
Machinery - 1.01%
Asp Blade Holdings, Inc. TLB, First Lien Term Loan, 3M US SOFR + 4.00%, 10/13/2028	357,420	316,653
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 4.00%, 1.00% Floor, 08/31/2028	2,169,387	2,174,008
		2,490,661
Media - 4.27%
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	2,678,062	2,678,236
iHeartCommunications, Inc., First Lien New Term Loan, 1M US SOFR + 3.00%, 05/01/2026	1,394,366	1,257,725
Radiate Holdco, LLC,, First Lien Term Loan, 1M US SOFR + 3.25%, 09/25/2026	1,831,360	1,504,884
Univision Communications, Inc., First Lien Term Loan:
1M US SOFR + 3.25%, 0.75% Floor, 03/15/2026	2,331,121	2,329,373
3M US SOFR + 4.25%, 06/24/2029	308,369	308,446
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US SOFR + 2.25%, 04/30/2028	2,432,836	2,387,828
		10,466,492
Metals & Mining - 0.20%
Arsenal Aic Parent LLC, TL, First Lien Term Loan, 1M US SOFR + 4.75%, 08/18/2030	492,659	492,352

Mortgage Real Estate Investment - 0.35%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 04/23/2026	435,464	428,662
1M US SOFR + 2.75%, 0.50% Floor, 04/23/2026	435,533	430,089
		858,751
Oil, Gas & Consumable Fuels - 1.60%
Buckeye Partners LP, First Lien Term Loan, 1M US SOFR + 2.25%, 11/01/2026	1,098,702	1,099,208
Freeport LNG, First Lien Term Loan, 3M US SOFR + 3.50%, 12/21/2028	2,246,116	2,228,574
Whitewater Whistler Holdings, LLC, TL, First Lien Term Loan, 3M US SOFR + 8.49%, 02/15/2030	591,561	594,640
		3,922,422
Passenger Airlines - 2.65%
Air Canada, First Lien B Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 08/11/2028	1,290,226	1,292,915
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	866,565	861,444
Apple Bidco LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 09/22/2028	933,701	934,088
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/07/2028	2,076,735	2,062,021
United AirLines, Inc., First Lien Class B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2028	1,335,440	1,339,614
		6,490,082

See Notes to Financial Statements.
Annual Report | September 30, 2023	13

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2023

	Principal Amount	Value
Pharmaceuticals - 1.36%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	$1,884,273	$1,850,639
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	1,532,013	1,493,077
		3,343,716
Professional Services - 7.39%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	2,111,808	2,112,865
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	2,669,198	2,549,098
CoreLogic, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 06/02/2028	2,615,777	2,426,669
Corporation Service Company, First Lien Term Loan, 1M US SOFR + 3.25%, 11/02/2029	828,086	829,018
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US SOFR + 6.75%, 0.75% Floor, 04/07/2028	440,000	417,725
Dun & Bradstreet Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 02/06/2026	1,342,528	1,342,105
EP Purcasher, LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/06/2028	149,621	148,125
Inmar, Inc., TL, First Lien Term Loan, 1M US SOFR + 5.25%, 05/01/2026	2,272,501	2,266,053
Omnia Partners, LLC, TL, First Lien Term Loan, 3M US SOFR + 4.25%, 07/25/2030	1,995,945	2,000,725
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US SOFR + 7.50%, 10/26/2026	147,929	137,944
Trans Union LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 11/16/2026	2,816,599	2,817,768
TransUnion 11/21 B6 TLB, First Lien Term Loan, 1M US SOFR + 2.25%, 12/01/2028	497,787	498,162
VT Topco, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/09/2030	587,104	588,146
		18,134,403
Real Estate Management & Development - 0.96%
Cushman & Wakefield US Borrower LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 01/31/2030	1,428,124	1,408,487
3M US SOFR + 4.00%, 01/31/2030	941,781	935,894
		2,344,381
Semiconductors & Semiconductor Equipment - 0.92%
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 07/02/2029	2,265,943	2,262,759

Software - 14.68%
Apttus Corp., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/08/2028	822,841	814,185
CDK Global, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 07/06/2029	2,459,999	2,463,504
Cloud Software Group, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 03/30/2029	2,037,447	1,962,632
Cloudera, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/08/2028	582,080	571,894
Connectwise, LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 09/29/2028	2,297,617	2,266,025
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	2,627,715	2,502,491
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	1,121,573	1,094,633
Epicor Software Corp. TL 1L, First Lien Term Loan, 6M US SOFR + 4.25%, 07/30/2027	188,182	188,652
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 02/18/2027	862,128	813,271
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	1,159,434	1,161,741
GTCR W Merger Sub LLC, TL, First Lien Term Loan, 6M US SOFR + 3.75%, 09/20/2030	1,242,367	1,242,820
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	3,218,145	3,092,107
Imperva, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 01/12/2026	3,036,269	3,045,757
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	353,057	305,173
Ivanti Software, Inc., Second Lien Term Loan, 3M US SOFR + 7.25%, 12/01/2028	772,388	559,340

See Notes to Financial Statements.
14	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2023

	Principal Amount	Value
Software (continued)
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/11/2028	$1,796,581	$1,803,327
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 07/27/2028	2,418,919	1,812,170
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	599,708	578,841
Perforce Software, Inc., First Lien New Term Loan, 1M US SOFR + 3.75%, 07/01/2026	420,926	410,207
Quartz Acquireco, LLC, TL, First Lien Term Loan, 1M US SOFR + 3.50%, 06/28/2030(b)	619,793	619,794
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	2,439,491	2,041,805
Rocket Software, Inc., TL, First Lien Term Loan, 1M US SOFR + 4.75%, 11/28/2028	798,771	788,040
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 05/12/2028	1,928,709	1,882,006
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	276,991	277,274
1M US L + 2.25%, 0.50% Floor, 03/22/2029	417,538	417,964
Surf Holdings S.a r.l., First Lien Dollar Tranche Term Loan, 1M US SOFR + 3.50%, 03/05/2027	897,671	896,868
Vision Solutions, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 04/24/2028	2,462,862	2,393,335
		36,005,856
Specialty Retail - 0.99%
EG America LLC, First Lien Term Loan:
1M US SOFR + 4.00%, 02/07/2025	401,100	401,979
1M US SOFR + 4.00%, 0.50% Floor, 02/07/2025	847,625	813,720
1M US SOFR + 4.25%, 0.50% Floor, 03/31/2026(b)	95,704	95,704
1M US SOFR + 4.25%, 0.50% Floor, 03/31/2026	187,936	180,066
1M US SOFR + 5.50%, 0.50% Floor, 02/29/2028(b)	957,149	928,434
		2,419,903
Technology Hardware, Storage & Peripherals - 0.78%
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	2,153,745	1,922,217

Textiles, Apparel & Luxury Goods - 0.53%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.50% Floor, 03/11/2028	1,342,795	1,290,480

Trading Companies & Distributors - 1.59%
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 01/31/2028	2,074,491	2,056,713
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 12/28/2027	845,264	818,756
Windsor Holdings III, LLC, TL, First Lien Term Loan, 6M US SOFR + 4.50%, 08/01/2030	1,024,939	1,023,658
		3,899,127
Wireless Telecommunication Services - 1.10%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	2,733,462	2,702,150

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $334,144,099)		328,239,141

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 6.27%
Consumer Finance - 1.02%
Octagon 60, Ltd., 3M US SOFR + 5.00%, 10/20/2035(b)(d)	1,000,000	1,002,446
Octagon 66, Ltd., 3M US SOFR + 4.46%, 08/16/2033(b)(d)	1,500,000	1,505,689
		2,508,135

See Notes to Financial Statements.
Annual Report | September 30, 2023	15

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2023

	Principal Amount	Value
Financial Services - 5.25%
Allegro CLO XII, Ltd., 3M US SOFR + 7.36%, 01/21/2032(b)(d)	$1,000,000	$966,704
Clover CLO 2021-3 LLC, 3M US SOFR + 3.36%, 01/25/2035(b)(d)	1,000,000	977,690
Eaton Vance CLO 2013-1, Ltd., 3M US SOFR + 7.06%, 01/15/2034(b)(d)	250,000	241,862
HalseyPoint CLO 4, Ltd., 3M US SOFR + 6.97%, 04/20/2034(b)(d)	1,000,000	961,484
Halseypoint Clo 5, Ltd., 3M US SOFR + 7.20%, 01/30/2035(b)(d)	1,500,000	1,427,032
HPS Loan Management CLO 6-2015, Ltd., 3M US SOFR + 5.36%, 02/05/2031(b)(d)	833,000	731,290
Invesco CLO 2022-2, Ltd., 3M US SOFR + 3.75%, 07/20/2035(b)(d)	1,000,000	998,887
Palmer Square CLO 2019-1, Ltd., 3M US SOFR + 6.76%, 11/14/2034(b)(d)	1,000,000	992,774
Parallel 2021-2, Ltd., 3M US SOFR + 7.46%, 10/20/2034(b)(d)	1,000,000	930,379
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(d)	1,000,000	986,496
Pikes Peak Clo 2, 3M US SOFR + 3.51%, 10/18/2034(b)(d)	1,000,000	994,857
Rad CLO 5, Ltd., 3M US SOFR + 6.96%, 07/24/2032(b)(d)	500,000	483,720
Regatta CLO XV Funding, Ltd., 3M US SOFR + 3.56%, 10/25/2031(b)(d)	250,000	246,377
Romark CLO II, Ltd., 3M US SOFR + 3.61%, 07/25/2031(b)(d)	500,000	489,087
Romark CLO IV, Ltd., 3M US SOFR + 7.21%, 07/10/2034(b)(d)	1,000,000	949,401
Romark CLO, Ltd., 3M US SOFR + 3.26%, 10/23/2030(b)(d)	500,000	488,362
		12,866,402

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $15,669,747)		15,374,537

CORPORATE BONDS - 3.26%
Aerospace & Defense - 0.09%
Rolls-Royce PLC, 5.750%, 10/15/2027(d)	70,000	67,613
TransDigm, Inc.:
4.625%, 01/15/2029	70,000	61,215
4.880%, 05/01/2029	110,000	96,786
		225,614
Automobile Components - 0.02%
Patrick Industries, Inc., 4.750%, 05/01/2029(d)	65,000	54,347

Automobiles - 0.04%
Ford Motor Credit Co. LLC, 6.800%, 05/12/2028	101,000	100,967

Banks - 0.03%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(d)	90,000	85,963

Broadline Retail - 0.06%
Rakuten Group, Inc., 10.250%, 11/30/2024(d)	135,000	135,868

Building Products - 0.04%
Griffon Corp., 5.750%, 03/01/2028	60,000	54,532
JELD-WEN, Inc., 4.880%, 12/15/2027(d)	39,000	34,455
		88,987
Chemicals - 0.02%
Chemours Co.:
5.750%, 11/15/2028(d)	17,000	14,771
4.630%, 11/15/2029(d)	25,000	20,139
Valvoline, Inc., 3.630%, 06/15/2031(d)	20,000	15,515
		50,425

See Notes to Financial Statements.
16	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2023

	Principal Amount	Value
Commercial Services & Supplies - 0.02%
Deluxe Corp., 8.000%, 06/01/2029(d)	$13,000	$10,741
GFL Environmental, Inc., 4.000%, 08/01/2028(d)	15,000	13,121
Steelcase, Inc., 5.125%, 01/18/2029	40,000	35,526
		59,388
Construction & Engineering - 0.03%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026(d)	25,000	23,809
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(d)	21,000	17,251
Tutor Perini Corp., 6.875%, 05/01/2025(d)	28,000	25,642
		66,702
Consumer Finance - 0.23%
Enova International, Inc., 8.500%, 09/15/2025(d)	25,000	24,464
FirstCash, Inc., 5.625%, 01/01/2030(d)	90,000	81,085
Goeasy, Ltd., 4.375%, 05/01/2026(d)	45,000	41,218
Navient Corp.:
5.000%, 03/15/2027	92,000	82,792
9.375%, 07/25/2030	75,000	74,046
5.625%, 08/01/2033	5,000	3,635
OneMain Finance Corp.:
3.500%, 01/15/2027	68,000	58,293
6.625%, 01/15/2028	15,000	13,858
3.880%, 09/15/2028	75,000	60,282
5.375%, 11/15/2029	20,000	16,774
SLM Corp.:
4.200%, 10/29/2025	55,000	51,519
3.125%, 11/02/2026	10,000	8,684
Synchrony Financial, 7.250%, 02/02/2033	31,000	27,388
World Acceptance Corp., 7.000%, 11/01/2026(d)	20,000	17,057
		561,095
Containers & Packaging - 0.01%
Cascades, Inc./Cascades USA, Inc., 5.380%, 01/15/2028(d)	15,000	13,874

Diversified Consumer Services - 0.03%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(d)	35,000	32,097
WW International, Inc., 4.500%, 04/15/2029(d)	45,000	31,680
		63,777
Diversified REITs - 0.05%
Service Properties Trust:
4.750%, 10/01/2026	58,000	49,815
4.950%, 02/15/2027	85,000	71,884
		121,699
Diversified Telecommunication Services - 0.07%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(d)	85,000	81,257
Consolidated Communications, Inc., 6.500%, 10/01/2028(d)	40,000	31,350
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	75,000	64,238
		176,845
Electric Utilities - 0.01%
PG&E Corp., 5.000%, 07/01/2028	35,000	31,740

See Notes to Financial Statements.
Annual Report | September 30, 2023	17

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2023

	Principal Amount	Value
Energy Equipment & Services - 0.20%
Archrock Lp/fin Aplp 6 7/8 04/01/27, 6.875%, 04/01/2027(d)	$7,000	$6,778
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(d)	120,000	111,858
Diamond Foreign Asset Co. / Diamond Finance LLC, 8.500%, 10/01/2030(d)	10,000	10,011
Enerflex, Ltd., 9.000%, 10/15/2027(d)	59,000	58,324
Nabors Industries, Ltd., 7.500%, 01/15/2028(d)	40,000	37,027
Oceaneering International, Inc., 6.000%, 02/01/2028	60,000	56,585
Precision Drilling Corp., 6.875%, 01/15/2029(d)	30,000	28,445
Transocean, Inc.:
7.500%, 04/15/2031	115,000	99,743
6.800%, 03/15/2038	26,000	19,816
Valaris, Ltd., 8.375%, 04/30/2030(d)	50,000	50,081
		478,668
Financial Services - 0.15%
Burford Capital Global Finance LLC, 6.875%, 04/15/2030(d)	27,000	24,826
Compass Group Diversified Holdings LLC, 5.250%, 04/15/2029(d)	20,000	17,506
MGIC Investment Corp., 5.250%, 08/15/2028	40,000	37,290
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(d)	144,000	136,227
5.500%, 08/15/2028(d)	5,000	4,416
5.750%, 11/15/2031(d)	29,000	24,029
PennyMac Financial Services, Inc.:
4.250%, 02/15/2029(d)	20,000	16,200
5.750%, 09/15/2031(d)	95,000	77,823
PHH Mortgage Corp., 7.875%, 03/15/2026(d)	36,000	32,089
		370,406
Food Products - 0.03%
Post Holdings, Inc., 5.500%, 12/15/2029(d)	70,000	63,539

Gas Utilities - 0.03%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(d)	35,000	29,259
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(d)	55,000	47,857
		77,116
Health Care Providers & Services - 0.06%
CHS/Community Health Systems, Inc.:
6.875%, 04/15/2029(d)	3,000	1,597
6.125%, 04/01/2030(d)	36,000	18,370
DaVita, Inc.:
4.625%, 06/01/2030(d)	95,000	78,124
3.750%, 02/15/2031(d)	25,000	19,027
Encompass Health Corp., 4.625%, 04/01/2031	40,000	33,957
		151,075
Health Care Technology - 0.02%
MPH Acquisition Holdings LLC, 5.750%, 11/01/2028(d)	63,000	47,374

Hotels, Restaurants & Leisure - 0.22%
1011778 BC ULC / New Red Finance, Inc., 4.380%, 01/15/2028(d)	60,000	54,138
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC, 5.125%, 04/15/2029(d)	10,000	8,786
Carnival Corp.:
5.750%, 03/01/2027(d)	3,000	2,718
6.000%, 05/01/2029(d)	75,000	64,062

See Notes to Financial Statements.
18	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2023

	Principal Amount	Value
Hotels, Restaurants & Leisure (continued)
Carrols Restaurant Group, Inc., 5.875%, 07/01/2029(d)	$28,000	$23,527
Churchill Downs, Inc., 4.750%, 01/15/2028(d)	20,000	18,060
Hilton Domestic Operating Co., Inc., 1M US L + 3.75%, 05/01/2029(d)	40,000	34,633
Light & Wonder International, Inc., 7.500%, 09/01/2031(d)	9,000	8,905
NCL Corp., Ltd.:
5.875%, 03/15/2026(d)	85,000	78,575
7.750%, 02/15/2029(d)	34,000	31,594
Royal Caribbean Cruises, Ltd.:
4.250%, 07/01/2026(d)	60,000	55,073
7.500%, 10/15/2027	105,000	104,924
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027(d)	80,000	74,495
		559,490
Household Durables - 0.18%
Beazer Homes USA, Inc., 7.250%, 10/15/2029	65,000	61,053
Century Communities, Inc., 3.880%, 08/15/2029(d)	15,000	12,427
Dream Finders Homes, Inc., 8.250%, 08/15/2028(d)	26,000	26,202
M/I Homes, Inc.:
4.950%, 02/01/2028	39,000	35,196
3.950%, 02/15/2030	30,000	24,501
Taylor Morrison Communities, Inc.:
5.750%, 01/15/2028(d)	20,000	18,653
5.130%, 08/01/2030(d)	50,000	43,744
Tempur Sealy International, Inc., 4.000%, 04/15/2029(d)	150,000	125,346
TopBuild Corp., 3.630%, 03/15/2029(d)	55,000	46,892
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	45,000	41,344
		435,358
Household Products - 0.05%
Central Garden & Pet Co., 4.125%, 04/30/2031(d)	14,000	11,430
Energizer Holdings, Inc.:
6.500%, 12/31/2027(d)	115,000	108,374
4.750%, 06/15/2028(d)	5,000	4,325
		124,129
Independent Power and Renewable Electricity Producers - 0.06%
Vistra Operations Co. LLC:
5.625%, 02/15/2027(d)	30,000	28,478
5.000%, 07/31/2027(d)	55,000	50,624
4.375%, 05/01/2029(d)	45,000	38,725
7.750%, 10/15/2031(d)	31,000	30,566
		148,393

Interactive Media & Services - 0.04%
Cinemark USA, Inc., 5.250%, 07/15/2028(d)	102,000	90,661

IT Services - 0.04%
Gartner, Inc., 4.500%, 07/01/2028(d)	25,000	22,837
Sabre GLBL, Inc., 11.250%, 12/15/2027(d)	30,000	27,547
Science Applications International Corp., 4.880%, 04/01/2028(d)	26,000	23,628
Unisys Corp., 6.875%, 11/01/2027(d)	36,000	27,010
		101,022

See Notes to Financial Statements.
Annual Report | September 30, 2023	19

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2023

	Principal Amount	Value
Leisure Products - 0.02%
Vista Outdoor, Inc., 4.500%, 03/15/2029(d)	$46,000	$38,537

Machinery - 0.07%
Allison Transmission, Inc.:
4.750%, 10/01/2027(d)	125,000	115,487
3.750%, 01/30/2031(d)	53,000	42,899
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	8,000	6,952
		165,338
Marine Transportation - 0.01%
Danaos Corp., 8.500%, 03/01/2028(d)	25,000	25,389

Media - 0.21%
Advantage Sales & Marketing, Inc., 6.500%, 11/15/2028(d)	73,000	62,944
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.125%, 05/01/2027(d)	40,000	37,311
5.000%, 02/01/2028(d)	40,000	36,369
5.375%, 06/01/2029(d)	22,000	19,761
4.750%, 03/01/2030(d)	20,000	16,814
7.375%, 03/01/2031(d)	30,000	28,994
4.500%, 05/01/2032	28,000	22,004
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(d)	63,000	50,395
7.500%, 06/01/2029(d)	22,000	16,855
CSC Holdings LLC:
7.500%, 04/01/2028(d)	63,000	41,011
11.250%, 05/15/2028(d)	17,000	16,958
DISH DBS Corp.:
5.875%, 11/15/2024	31,000	28,904
7.750%, 07/01/2026	14,000	10,522
Gray Television, Inc., 7.000%, 05/15/2027(d)	28,000	24,123
iHeartCommunications, Inc., 6.375%, 05/01/2026	20,000	17,265
News Corp., 3.875%, 05/15/2029(d)	10,000	8,611
Nexstar Media, Inc., 4.750%, 11/01/2028(d)	15,000	12,434
Sirius XM Radio, Inc., 4.000%, 07/15/2028(d)	15,000	12,819
Townsquare Media, Inc., 6.875%, 02/01/2026(d)	30,000	28,368
Urban One, Inc., 7.375%, 02/01/2028(d)	17,000	14,606
		507,068
Metals & Mining - 0.10%
Eldorado Gold Corp., 6.250%, 09/01/2029(d)	52,000	44,948
FMG Resources August 2006 Pty, Ltd., 6.125%, 04/15/2032(d)	78,000	71,042
IAMGOLD Corp., 5.750%, 10/15/2028(d)	42,000	32,925
Mineral Resources, Ltd., 8.000%, 11/01/2027(d)	20,000	19,648
New Gold, Inc., 7.500%, 07/15/2027(d)	25,000	23,373
SunCoke Energy, Inc., 4.880%, 06/30/2029(d)	49,000	41,697
Taseko Mines, Ltd., 7.000%, 02/15/2026(d)	25,000	23,389
		257,022
Mortgage Real Estate Investment - 0.10%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(d)	45,000	33,987
Rithm Capital Corp., 6.250%, 10/15/2025(d)	50,000	47,499

See Notes to Financial Statements.
20	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2023

	Principal Amount	Value
Mortgage Real Estate Investment (continued)
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(d)	$25,000	$22,194
4.380%, 01/15/2027(d)	160,000	139,747
		243,427
Oil, Gas & Consumable Fuels - 0.46%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 03/01/2027(d)	150,000	143,302
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(d)	25,000	23,973
Calumet Specialty Products Partners LP / Calumet Finance Corp.:
8.125%, 01/15/2027(d)	18,000	17,267
9.750%, 07/15/2028(d)	23,000	22,733
Civitas Resources, Inc.:
8.375%, 07/01/2028(d)	75,000	76,406
8.750%, 07/01/2031(d)	10,000	10,227
CNX Resources Corp., 6.000%, 01/15/2029(d)	73,000	68,282
CVR Energy, Inc., 5.750%, 02/15/2028(d)	60,000	54,361
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(d)	24,000	21,954
Energean PLC, 6.500%, 04/30/2027(d)	15,000	13,675
EnQuest PLC, 11.625%, 11/01/2027(d)	23,000	21,707
Hess Midstream Operations LP:
5.130%, 06/15/2028(d)	105,000	96,694
4.250%, 02/15/2030(d)	25,000	21,110
5.500%, 10/15/2030(d)	30,000	27,294
Martin Midstream Partners LP / Martin Midstream Finance Corp., 11.500%, 02/15/2028(d)	8,000	8,138
MEG Energy Corp., 5.875%, 02/01/2029(d)	60,000	56,099
Northern Oil and Gas, Inc.:
8.125%, 03/01/2028(d)	80,000	79,983
8.750%, 06/15/2031(d)	16,000	16,140
Parkland Corp.:
5.875%, 07/15/2027(d)	60,000	57,159
4.500%, 10/01/2029(d)	84,000	72,033
PBF Holding Co. LLC / PBF Finance Corp., 7.875%, 09/15/2030(d)	40,000	39,879
Shelf Drilling Holdings, Ltd., 9.625%, 04/15/2029(d)	21,000	20,809
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	133,000	116,879
Vital Energy, Inc.:
7.750%, 07/31/2029(d)	22,000	20,489
9.750%, 10/15/2030	27,000	27,626
		1,134,219
Paper & Forest Products - 0.01%
Louisiana-Pacific Corp., 3.625%, 03/15/2029(d)	30,000	25,151

Passenger Airlines - 0.03%
Air Canada, 3.875%, 08/15/2026(d)	45,000	40,884
American Airlines, Inc., 7.250%, 02/15/2028(d)	30,000	28,713
		69,597
Personal Care Products - 0.02%
Herbalife Nutrition, Ltd. / HLF Financing, Inc., 7.875%, 09/01/2025(d)	55,000	52,478

Real Estate Management & Development - 0.10%
Forestar Group, Inc., 3.850%, 05/15/2026(d)	65,000	59,106
Howard Hughes Corp., 4.125%, 02/01/2029(d)	135,000	108,138

See Notes to Financial Statements.
Annual Report | September 30, 2023	21

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2023

	Principal Amount	Value
Real Estate Management & Development (continued)
Kennedy-Wilson, Inc.:
4.750%, 03/01/2029	$45,000	$34,594
4.750%, 02/01/2030	7,000	5,232
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(d)	66,000	47,810
		254,880
Software - 0.07%
Fair Isaac Corp., 4.000%, 06/15/2028(d)	70,000	62,659
MicroStrategy, Inc., 6.125%, 06/15/2028(d)	45,000	40,036
NCR Corp.:
5.000%, 10/01/2028(d)	15,000	13,441
5.125%, 04/15/2029(d)	35,000	30,873
Open Text Holdings, Inc., 4.125%, 12/01/2031(d)	40,000	31,958
		178,967
Specialized REITs - 0.06%
Iron Mountain, Inc.:
5.250%, 07/15/2030(d)	20,000	17,498
4.500%, 02/15/2031(d)	50,000	41,180
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(d)	25,000	15,909
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(d)	101,000	66,274
		140,861
Specialty Retail - 0.10%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(d)	75,000	62,229
Gap, Inc., 3.625%, 10/01/2029(d)	15,000	11,118
Group 1 Automotive, Inc., 4.000%, 08/15/2028(d)	15,000	13,038
Iron Mountain, Inc.:
7.000%, 02/15/2029(d)	25,000	24,473
4.875%, 09/15/2029(d)	65,000	57,045
Murphy Oil USA, Inc., 4.750%, 09/15/2029	30,000	27,084
Upbound Group, Inc., 6.375%, 02/15/2029(d)	45,000	39,988
		234,975
Technology Hardware, Storage & Peripherals - 0.06%
Pitney Bowes, Inc., 7.250%, 03/15/2029(d)	23,000	16,902
Seagate HDD Cayman, 8.250%, 12/15/2029(d)	40,000	41,118
Xerox Holdings Corp., 5.500%, 08/15/2028(d)	120,000	101,067
		159,087
Trading Companies & Distributors - 0.01%
BlueLinx Holdings, Inc., 6.000%, 11/15/2029(d)	25,000	22,053

TOTAL CORPORATE BONDS
(Cost $8,120,361)		7,993,571

	Shares	Value
COMMON STOCK - 0.05%
Health Care Equipment & Supplies - 0.05%
Carestream Health Holdings Inc(e)	35,172	110,792

TOTAL COMMON STOCK
(Cost $666,158)		110,792

See Notes to Financial Statements.
22	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments

September 30, 2023

	Shares	Value
Health Care Equipment & Supplies (continued)
EXCHANGE TRADED FUNDS - 2.32%
Capital Markets - 2.32%
SPDR Blackstone Senior Loan ETF	135,790	$5,693,675

TOTAL EXCHANGE TRADED FUNDS
(Cost $5,673,306)		5,693,675

SHORT TERM INVESTMENTS - 1.10%
Fidelity Treasury Portfolio (5.22% 7-Day Yield)	2,685,204	2,685,204

TOTAL SHORT TERM INVESTMENTS
(Cost $2,685,204)		2,685,204

Total Investments- 146.78%
(Cost $366,958,875)		360,096,920

Other Assets in Excess of Liabilities - 0.12%		287,573

Leverage Facility - (46.90)%		(115,050,000)

Net Assets - 100.00%		$245,334,493

Amounts above are shown as a percentage of net assets as of September 30, 2023.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Standard Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of September 30, 2023 was 5.43%

3M US L - 3 Month LIBOR as of September 30, 2023 was 5.66%

6M US L - 6 Month LIBOR as of September 30, 2023 was 5.90%

1M US SOFR- 1 Month US SOFR as of September 30, 2023 was 5.31%

3M US SOFR - 3 Month US SOFR as of September 30, 2023 was 5.39%

6M US SOFR - 6 Month US SOFR as of September 30, 2023 was 5.47%

PRIME - US Prime Rate as of September 30, 2023 was 8.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Security is in default as of period end.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $21,592,663, which represented approximately 8.80% of net assets as of September 30, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(e)	Non-income producing security.

See Notes to Financial Statements.
Annual Report | September 30, 2023	23

Blackstone Floating Rate Enhanced Income Fund	Statement of Assets and Liabilities

September 30, 2023

ASSETS:
Investments, at fair value (Cost $366,958,875)	$360,096,920
Cash	2,213,929
Receivable for investment securities sold	17,881,352
Interest receivable	2,398,699
Receivable for shares sold	1,130,136
Prepaid expenses and other assets	82,252
Total Assets	383,803,288

LIABILITIES:
Payable for investment securities purchased	19,524,238
Leverage facility	115,050,000
Interest due on leverage facility	554,060
Net unrealized depreciation on unfunded loan commitments	1,786
Distributions payable to common shareholders	1,953,092
Accrued advisory fees	17,199
Accrued trustees' fees payable	36,412
Accrued distribution fees payable	27,306
Accrued shareholder servicing fees payable	24,170
Accrued transfer agent fees payable	266,514
Other payables and accrued expenses	1,014,018
Total Liabilities	138,468,795
Net Assets Attributable to Common Shareholders	$245,334,493

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Par value ($0.001 per share, applicable to 11,260,669 shares issued and outstanding)	$11,261
Paid-in capital in excess of par value	298,765,979
Total distributable earnings	(53,442,747)
Net Assets Attributable to Common Shareholders	$245,334,493

See Notes to Financial Statements.
24	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Statement of Assets and Liabilities

September 30, 2023

NET ASSET VALUE
Class I:
Net asset value per share	$21.74
Net assets	127,891,787
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	5,883,356

Class T:
Net asset value per share	21.70
Offering price per share (net asset value per share plus maximum sales load)*	$22.25
Net assets	95,029,529
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	4,379,807

Class D:
Net asset value per share	21.76
Net assets	53,476
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	2,457

Class T-I:
Net asset value per share	22.23
Offering price per share (net asset value per share plus maximum sales load)*	$22.80
Net assets	9,707,823
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	436,631

Class U:
Net asset value per share	22.66
Net assets	12,651,877
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	558,418

*	The maximum sales load is 2.5% of the offering price for Class T Shares and 3.5% of the offering price for Class T-I Shares. Class I Shares, Class D Shares and Class U Shares have no front-end sales load.

See Notes to Financial Statements.
Annual Report | September 30, 2023	25

Blackstone Floating Rate Enhanced Income Fund	Statement of Operations

For the Year Ended September 30, 2023

INVESTMENT INCOME:
Interest	$35,175,216
Net Dividends (net of withholding taxes of $465)	271,115
Total Investment Income	35,446,331

EXPENSES:
Advisory fees	2,538,895
Fund accounting and administration fees	396,463
Distribution fees	304,369
Shareholder servicing fees	301,403
Insurance expense	91,535
Legal and audit fees	509,989
Custodian fees	212,874
Trustees' fees and expenses	153,377
Printing expense	157,047
Transfer agent fees	477,888
Interest on leverage facility	6,663,801
Other expenses	66,523
Total expenses	11,874,164
Reimbursement from Adviser/Advisory fees waiver	(823,338)
Net Expenses	11,050,826
Net Investment Income	24,395,505

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities and unfunded commitments	(14,017,557)
Net realized loss on investments and unfunded commitments	(14,017,557)
Net change in unrealized appreciation on:
Investment securities and unfunded commitments	25,634,323
Net change in unrealized appreciation on investments and unfunded commitments	25,634,323
Net Realized and Unrealized Gain on Investments and unfunded commitments	11,616,766

Net Increase in Net Assets Attributable to Common Shares from Operations	$36,012,271

See Notes to Financial Statements.
26	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
FROM OPERATIONS:
Net investment income	$24,395,505	$18,539,319
Net realized loss on investments and unfunded commitments	(14,017,557)	(12,145,214)
Net change in unrealized appreciation/(depreciation) on investments and unfunded commitments	25,634,323	(35,135,095)
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	36,012,271	(28,740,990)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class I	(12,811,187)	(10,070,890)
Class T	(9,275,640)	(6,956,474)
Class D	(5,294)	(5,448)
Class T-I	(828,238)	(467,480)
Class U	(1,254,846)	(900,652)
Net Decrease in Net Assets from Distributions to Common Shareholders	(24,175,205)	(18,400,944)

SHARES TRANSACTIONS, IN DOLLARS:
Class I
Proceeds from shares sold	9,145,645	26,912,411
Distributions reinvested	4,001,415	3,249,622
Cost of shares redeemed	(36,801,215)	(26,317,391)
Redemption fees	3,945	5,822
Class T
Proceeds from shares sold	1,871,698	6,289,015
Distributions reinvested	4,765,593	3,432,465
Cost of shares redeemed	(25,616,577)	(19,808,780)
Redemption fees	2,291	–
Class D
Proceeds from shares sold	266	10,314
Cost of shares redeemed	(17,954)	(53,657)
Redemption fees	186	–
Class T-I
Proceeds from shares sold	1,186,984	1,358,794
Distributions reinvested	46,196	30,714
Cost of shares redeemed	(82,092)	(74,785)
Redemption fees	–	–
Class U
Distributions reinvested	980,991	726,266
Cost of shares redeemed	(3,864,648)	(562,731)
Redemption fees	–	–
Net Decrease from Capital Share Transactions	(44,377,276)	(4,801,921)
Net Decrease in Net Assets	(32,540,210)	(51,943,855)

See Notes to Financial Statements.
Annual Report | September 30, 2023	27

Blackstone Floating Rate Enhanced Income Fund	Statements of Changes in Net Assets (Continued)

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
NET ASSETS
Beginning of period	$277,874,703	$329,818,558
End of period	$245,334,493	$277,874,703

SHARE TRANSACTIONS, IN SHARES:
Class I
Beginning shares	7,008,983	6,887,241
Shares sold	432,218	1,142,846
Reinvestment in shares	188,998	143,316
Shares redeemed	(1,746,843)	(1,164,420)
Net change in shares resulting from shares transactions	(1,125,627)	121,742
Ending shares	5,883,356	7,008,983

Class T
Beginning shares	5,281,949	5,723,013
Shares sold	88,830	271,715
Reinvestment in shares	225,431	151,749
Shares redeemed	(1,216,403)	(864,528)
Net change in shares resulting from shares transactions	(902,142)	(441,064)
Ending shares	4,379,807	5,281,949

Class D
Beginning shares	3,306	5,189
Shares sold	13	435
Reinvestment in shares	–	–
Shares redeemed	(862)	(2,318)
Net change in shares resulting from shares transactions	(849)	(1,883)
Ending shares	2,457	3,306

Class T-I
Beginning shares	383,449	327,887
Shares sold	54,866	57,542
Reinvestment in shares	2,132	1,328
Shares redeemed	(3,816)	(3,307)
Net change in shares resulting from shares transactions	53,182	55,562
Ending shares	436,631	383,449

Class U
Beginning shares	689,715	681,694
Shares sold	–	–
Reinvestment in shares	44,455	30,792
Shares redeemed	(175,752)	(22,771)
Net change in shares resulting from shares transactions	(131,297)	8,021
Ending shares	558,418	689,715

See Notes to Financial Statements.
28	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Statement of Cash Flows

For the Year Ended September 30, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets attributable to common shares from operations	$36,012,271
Adjustments to reconcile net increase/decrease in net assets attributable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(294,485,546)
Payment-in-kind interest	1,005
Proceeds from disposition of investment securities	356,209,302
Discounts accreted/premiums amortized	(1,503,947)
Net realized loss on:
Investments securities and unfunded commitments	14,017,557
Net change in unrealized appreciation on:
Investment securities and unfunded commitments	(25,634,323)
Net sales of short term investments	1,679,589
(Increase)/Decrease in assets:
Interest receivable	(150,414)
Prepaid expenses and other assets	(82,252)
Increase/(Decrease) in liabilities: Interest due on leverage facility	(249,753)
Net unrealized depreciation on unfunded loan commitments	(47,940)
Accrued advisory fees payable	17,199
Accrued trustees' fees payable	(3,679)
Accrued distribution fees payable	(6,074)
Accrued shareholder servicing fees payable	(9,187)
Accrued transfer agent fees payable	125,799
Other payables and accrued expenses	(386,320)
Net Cash Provided by (Used in) Operating Activities	85,503,287

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	61,600,000
Payments on leverage facility	(78,600,000)
Cost of shares redeemed - net of redemption fees	(66,376,064)
Proceeds from shares sold	12,193,385
Distributions paid to common shareholders (net of distributions reinvested)	(14,325,814)
Net Cash Provided by (Used in) Financing Activities	(85,508,493)

Net Decrease in Cash	(5,206)
Cash, beginning balance	2,219,135
Cash, ending balance	$2,213,929

Supplemental disclosure of cash flow information:
Interest paid on leverage facility during the year	$6,913,554
Non cash reinvestment of distributions	$9,794,195

See Notes to Financial Statements.
Annual Report | September 30, 2023	29

Blackstone Floating Rate Enhanced Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$20.74	$24.16	$22.85	$24.24	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	2.08	1.40	1.44	1.46	1.66
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.99	(3.43)	1.23	(1.41)	(0.76)
Total Income/(Loss) from Investment Operations	3.07	(2.03)	2.67	0.05	0.90

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2.07)	(1.39)	(1.36)	(1.44)	(1.66)
Total Distributions to Shareholders	(2.07)	(1.39)	(1.36)	(1.44)	(1.66)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net asset value - end of period	$21.74	$20.74	$24.16	$22.85	$24.24

Total Investment Return - Net Asset Value(c)	15.53%	(8.75%)	11.93%	0.49%	3.82%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fees waiver	4.43%	2.51%	2.17%	2.63%	3.30%
Advisory Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Other expenses before reimbursement from Adviser and Advisory fees waiver	0.80%	0.65%	0.63%	0.60%	0.73%
Interest on leverage	2.63%	0.86%	0.54%	1.03%	1.57%
Reimbursement from Adviser and Advisory fees waiver	(0.31%)	(0.20%)	(0.28%)	(0.27%)	(0.59%)
Total expenses after reimbursement from Adviser and Advisory fees waiver	4.12%	2.31%	1.89%	2.36%	2.71%
Excluded expenses(d)	(3.63%)	(1.86%)	(1.54%)	(2.01%)	(2.36%)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fees waiver	0.49%	0.45%	0.35%	0.35%	0.35%
Net investment income	9.85%	6.06%	6.04%	6.42%	6.82%

Net assets, end of period (000s)	$127,892	$145,395	$166,404	$132,194	$215,196
Portfolio turnover rate	75%	77%	98%	87%	72%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$115,050	$132,050	$148,700	$148,000	$188,500
Average borrowings outstanding during the period (000s)	$113,825	$147,100	$146,669	$166,950	$168,989
Asset coverage, end of period per $1,000(e)	$3,132	$3,104	$3,218	$3,066	$3,083

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(e)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.
30	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund – Class T	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$20.71	$24.12	$22.81	$24.19	$24.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.97	1.28	1.32	1.33	1.53
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.98	(3.42)	1.23	(1.39)	(0.75)
Total Income/(Loss) from Investment Operations	2.95	(2.14)	2.55	(0.06)	0.78

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1.96)	(1.27)	(1.24)	(1.33)	(1.54)
Total Distributions to Shareholders	(1.96)	(1.27)	(1.24)	(1.33)	(1.54)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.00 (b)	–	0.00 (b)	0.01	0.01

Net asset value - end of period	$21.70	$20.71	$24.12	$22.81	$24.19

Total Investment Return - Net Asset Value(c)	14.91%	(9.19%)	11.39%	0.02%	3.33%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fees waiver	4.92%	3.00%	2.66%	3.12%	3.86%
Advisory Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Other expenses before reimbursement from Adviser and Advisory fees waiver	1.30%	1.15%	1.12%	1.12%	1.29%
Interest on leverage	2.62%	0.85%	0.54%	1.00%	1.57%
Reimbursement from Adviser and Advisory fees waiver	(0.31%)	(0.20%)	(0.27%)	(0.29%)	(0.62%)
Total expenses after reimbursement from Adviser and Advisory fees waiver	4.61%	2.80%	2.39%	2.83%	3.24%
Excluded expenses(d)	(4.12%)	(2.35%)	(2.04%)	(2.48%)	(2.89%)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fees waiver	0.49%	0.45%	0.35%	0.35%	0.35%
Net investment income	9.35%	5.55%	5.53%	5.88%	6.31%

Net assets, end of period (000s)	$95,030	$109,363	$138,018	$151,091	$177,032
Portfolio turnover rate	75%	77%	98%	87%	72%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$115,050	$132,050	$148,700	$148,000	$188,500
Average borrowings outstanding during the period (000s)	$113,825	$147,100	$146,669	$166,950	$168,989
Asset coverage, end of period per $1,000(e)	$3,132	$3,104	$3,218	$3,066	$3,083

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(e)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.
Annual Report | September 30, 2023	31

Blackstone Floating Rate Enhanced Income Fund – Class D	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Period October 1, 2018 (Commencement of Operations) to September 30, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$20.77	$24.19	$22.89	$24.24	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	2.03	1.32	1.38	1.38	1.59
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.91	(3.41)	1.23	(1.38)	(0.74)
Total Income/(Loss) from Investment Operations	2.94	(2.09)	2.61	–	0.85

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2.02)	(1.33)	(1.31)	(1.39)	(1.61)
Total Distributions to Shareholders	(2.02)	(1.33)	(1.31)	(1.39)	(1.61)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.07	–	–	0.04	–

Net asset value - end of period	$21.76	$20.77	$24.19	$22.89	$24.24

Total Investment Return - Net Asset Value(b)	15.23%	(8.96%)	11.60%	0.41%	3.57%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fees waiver	51.50%	29.54%	12.26%	2.89%	3.65%
Advisory Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Other expenses before reimbursement from Adviser and Advisory fees waiver	47.89%	27.74%	10.72%	0.94%	1.06%
Interest on leverage	2.61%	0.80%	0.54%	0.95%	1.59%
Reimbursement from Adviser and Advisory fees waiver	(47.15%)	(27.05%)	(10.12%)	(0.35%)	(0.67%)
Total expenses after reimbursement from Adviser and Advisory fees waiver	4.35%	2.49%	2.14%	2.54%	2.98%
Excluded expenses(c)	(3.86%)	(2.04%)	(1.79%)	(2.19%)	(2.63%)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fees waiver	0.49%	0.45%	0.35%	0.35%	0.35%
Net investment income	9.59%	5.69%	5.78%	6.11%	6.57%

Net assets, end of period (000s)	$53	$69	$126	$143	$70
Portfolio turnover rate	75%	77%	98%	87%	72%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$115,050	$132,050	$148,700	$148,000	$188,500
Average borrowings outstanding during the period (000s)	$113,825	$147,100	$146,669	$166,950	$168,989
Asset coverage, end of period per $1,000(d)	$3,132	$3,104	$3,218	$3,066	$3,083

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(d)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.
32	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund – Class T-I	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Period April 22, 2019 (Commencement of Operations) to September 30, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$21.22	$24.71	$23.38	$24.71	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	2.03	1.32	1.35	1.28	0.67
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.99	(3.51)	1.25	(1.41)	(0.28)
Total Income/(Loss) from Investment Operations	3.02	(2.19)	2.60	(0.13)	0.39

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2.01)	(1.30)	(1.27)	(1.35)	(0.68)
Total Distributions to Shareholders	(2.01)	(1.30)	(1.27)	(1.35)	(0.68)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	–	–	0.00 (b)	0.15	–

Net asset value - end of period	$22.23	$21.22	$24.71	$23.38	$24.71

Total Investment Return - Net Asset Value(c)	14.88%	(9.18%)	11.33%	0.35%	1.58%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fees waiver	5.05%	3.15%	2.95%	4.97%	27.10	%(d)
Advisory Fees	1.00%	1.00%	1.00%	1.00%	1.00	%(d)
Other expenses before reimbursement from Adviser and Advisory fees waiver	1.39%	1.27%	1.41%	3.23%	24.49	%(d)
Interest on leverage	2.66%	0.88%	0.54%	0.74%	1.61	%(d)
Reimbursement from Adviser and Advisory fees waiver	(0.40%)	(0.32%)	(0.56%)	(2.37%)	(23.65	%)(d)
Total expenses after reimbursement from Adviser and Advisory fees waiver	4.65%	2.83%	2.39%	2.60%	3.45	%(d)
Excluded expenses(e)	(4.16%)	(2.38%)	(2.04%)	(2.25%)	(3.10	%)(d)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fees waiver	0.49%	0.45%	0.35%	0.35%	0.35	%(d)
Net investment income	9.37%	5.60%	5.54%	5.74%	6.17	%(f)

Net assets, end of period (000s)	$9,708	$8,136	$8,103	$5,693	$287
Portfolio turnover rate	75%	77%	98%	87%	72%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$115,050	$132,050	$148,700	$148,000	$188,500
Average borrowings outstanding during the period (000s)	$113,825	$147,100	$146,669	$166,950	$168,989
Asset coverage, end of period per $1,000(g)	$3,132	$3,104	$3,218	$3,066	$3,083

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Financial ratios have been annualized except for non-recurring costs such as offering costs.
(e)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(f)	Annualized.
(g)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.
Annual Report | September 30, 2023	33

Blackstone Floating Rate Enhanced Income Fund – Class U	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Period November 29, 2019 (Commencement of Operations) to September 30, 2020
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$21.62	$25.18	$23.82	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	2.06	1.34	1.38	1.09
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	1.03	(3.57)	1.28	(1.15)
Total Income/(Loss) from Investment Operations	3.09	(2.23)	2.66	(0.06)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2.05)	(1.33)	(1.30)	(1.13)
Total Distributions to Shareholders	(2.05)	(1.33)	(1.30)	(1.13)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	–	–	0.00 (b)	0.01

Net asset value - end of period	$22.66	$21.62	$25.18	$23.82

Total Investment Return - Net Asset Value(c)	14.94%	(9.19%)	11.36%	0.01%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fees waiver	4.91%	3.02%	2.84%	4.11	%(d)
Advisory Fees	1.00%	1.00%	1.00%	1.00	%(d)
Other expenses before reimbursement from Adviser and Advisory fees waiver	1.30%	1.16%	1.30%	2.42	%(d)
Interest on leverage	2.61%	0.86%	0.54%	0.69	%(d)
Reimbursement from Adviser and Advisory fees waiver	(0.31%)	(0.21%)	(0.45%)	(1.58	%)(d)
Total expenses after reimbursement from Adviser and Advisory fees waiver	4.60%	2.81%	2.39%	2.53	%(d)
Excluded expenses(e)	(4.11%)	(2.36%)	(2.04%)	(2.18	%)(d)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fees waiver	0.49%	0.45%	0.35%	0.35	%(d)
Net investment income	9.35%	5.57%	5.53%	5.66	%(f)

Net assets, end of period (000s)	$12,652	$14,913	$17,168	$16,609
Portfolio turnover rate	75%	77%	98%	87	%(g)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$115,050	$132,050	$148,700	$148,000
Average borrowings outstanding during the period (000s)	$113,825	$147,100	$146,669	$166,950
Asset coverage, end of period per $1,000(h)	$3,132	$3,104	$3,218	$3,066

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Financial ratios have been annualized except for non-recurring costs such as offering costs.
(e)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(f)	Annualized.
(g)	Percentage represents the results for the period and is not annualized.
(h)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.
34	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

NOTE 1. ORGANIZATION

Blackstone Floating Rate Enhanced Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a diversified, closed-end management investment company. The Fund engages in continuous offering of shares and operates as an interval fund that offers to make monthly repurchases of shares at net asset value (the “NAV”).

The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates.

The Fund was organized as a Delaware statutory trust on June 20, 2017 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund had no operations from that date to November 10, 2017, other than those related to organizational matters and the registration of its shares under applicable securities laws. Blackstone Liquid Credit Strategies LLC (the “Adviser”) purchased 4,000 Institutional Class I Common Shares (“Class I Shares”) at a NAV of $25.00 per share on November 10, 2017. The Fund is authorized to issue an unlimited number of Class I Shares, Advisory Class D Common Shares (“Class D Shares”), Brokerage Class T Common Shares (“Class T Shares”), Brokerage Class T-I Common Shares (“Class T-I Shares”) and Brokerage Class U Common Shares (“Class U Shares”), and a maximum offering of $3,000,000,000 of common shares. Class I Shares commenced operations on January 18, 2018, Class T Shares commenced operations on May 7, 2018, Class D Shares commenced operations on October 1, 2018, Class T-I Shares commenced operations on April 22, 2019 and Class U Shares commenced operations on November 29, 2019. As of September 30, 2023, Class I Shares (BGFLX), Class T Shares (BGFTX), Class D Shares (BGFDX), Class T-I Shares (BGFPX) and Class U Shares (BGFVX) were outstanding.

The Fund was previously classified as a non-diversified management investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund is now classified as a diversified management investment company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, excepting cash and cash items, U.S. government securities, and securities of other investment companies). The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: The Fund’s NAV is determined daily on each day that the New York Stock Exchange (the “Exchange”) is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Non-U.S. Instruments are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities, including common stocks and exchange-traded funds (“ETF”), for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

Annual Report | September 30, 2023	35

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

On December 3, 2020, the U.S. Securities and Exchange Commission (the “SEC”) adopted a new rule under the 1940 Act regarding fair value determinations that permits a fund’s board to delegate such determinations to the fund’s adviser, subject to certain conditions (“Rule 2a-5”). Rule 2a-5 became effective as of March 8, 2021, and the mandatory compliance date was September 8, 2022. In accordance with Rule 2a-5, the Fund’s Board of Trustees (the “Board”) has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as the valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

36	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

The following tables summarize valuation of the Fund’s investments under the fair value hierarchy levels as of September 30, 2023:

Blackstone Floating Rate Enhanced Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$12,932,367	$1,056,679	$13,989,046
Commercial Services & Supplies	–	12,476,145	974,846	13,450,991
Distributors	–	1,337,822	609,062	1,946,884
Diversified Consumer Services	–	11,999,229	640,350	12,639,579
Gas Utilities	–	–	515,475	515,475
Software	–	35,386,062	619,794	36,005,856
Specialty Retail	–	1,395,765	1,024,138	2,419,903
Other	–	247,271,407	–	247,271,407
Collateralized Loan Obligation Securities
Consumer Finance	–	–	2,508,135	2,508,135
Financial Services	–	–	12,866,402	12,866,402
Corporate Bonds	–	7,993,571	–	7,993,571
Common Stock	–	110,792	–	110,792
Exchange Traded Funds	5,693,675	–	–	5,693,675
Short Term Investments	2,685,204	–	–	2,685,204
Total	$8,378,879	$330,903,160	$20,814,881	$360,096,920

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan
Commitments	–	(1,787)	–	(1,787)
Total	–	(1,787)	–	(1,787)

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2023, the Fund's outstanding borrowings of $115,050,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

The changes of the fair value of investments for which the Fund has used significant unobservable (Level 3) inputs to determine the fair value are as follows:

	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Total
Balance as of September 30, 2022	$13,785,207	$18,608,635	$666,158	$33,060,000
Accrued discount/ premium	56,686	13,104	–	69,790
Realized Gain/(Loss)	15,876	(1,065,389)	–	(1,049,513)
Change in Unrealized Appreciation/(Depreciation)	542,456	2,322,329	(555,366)	2,309,419
Purchases(1)	11,670,376	5,479,645	–	17,150,021
Sales Proceeds(2)	(8,602,743)	(9,983,787)	–	(18,586,530)
Transfer into Level 3	985,419	–	–	985,419
Transfer out of Level 3	(13,012,933)	–	(110,792)	(13,123,725)
Balance as of September 30, 2023	$5,440,344	$15,374,537	$–	$20,814,881
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2023	$(86,929)	$1,007,599	$–	$920,670

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Annual Report | September 30, 2023	37

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Information about Level 3 fair value measurements as of September 30, 2023:

	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$5,440,344	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	15,374,537	Third-party vendor pricing service	Broker quotes	N/A

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Fund sells a floating rate loan interest, the Fund may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. For the period ended September 30, 2023, Management has analyzed the tax positions taken by the Fund and has concluded that no income tax provisions are required.

Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, including differences in the timing of recognition or income, losses, and/or gains, and differing characterization of distributions made by the Fund as a whole.

As of and during the year ended September 30, 2023, the Fund did not incur a liability arising from any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years after the filing of most state and local returns for state and local purposes. Tax returns for any open years have not required and as such have not incorporated any uncertain tax positions that result in a provision for income taxes.

Distributions to Shareholders: The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The Fund declares income dividends daily and distributes them monthly. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Offering Costs: Offering costs incurred by the Fund since inception of $1,622,394 were treated as deferred charges until operations commenced and were amortized over a 12-month period using the straight line method. Offering costs were fully amortized during the year ended September 30, 2022.

The estimates and assumptions underlying the Fund’s financial statements are based on the information available as of September 30, 2023. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. FEES AND EXPENSES

Investment Advisory

The Adviser, a wholly-owned subsidiary of Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit-focused business of Blackstone Inc., “Blackstone Credit”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Fund.

38	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

Management Fees

The investment advisory agreement between the Fund and the Adviser provides for the Fund to pay a management fee to the Adviser at an annual rate equal to 1.00% of the average daily value of the Fund’s net assets (the “Management Fee”). The Management Fee accrues daily in arrears and is paid quarterly. For the year ended September 30, 2023, the Management fee is included on the Statement of Operations. As of September 30, 2023, accrued payable relating to the Management Fee is included on the Statement of Assets and Liabilities.

Expense Limitation and Reimbursement

Pursuant to an Expense Limitation and Reimbursement Agreement effective through January 31, 2024, the Adviser has agreed to waive its compensation (and, to the extent necessary, bear other expenses of or make payments to the Fund) so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay waived amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) the service fee, (iii) the distribution fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser). For the year ended September 30, 2023, the Adviser reimbursed $823,338 in fees and expenses to the Fund which are included under Reimbursement from Adviser/Advisory fee waiver on the Statement of Operations.

As of September 30, 2023, the repayments that potentially may be made by the Fund are as follows:

	Expenses reimbursed in year ending September 30, 2021	Expenses reimbursed in year ending September 30, 2022	Expenses reimbursed in year ending September 30, 2023
Class	Subject to repayment until maximum expiration date of September 30, 2024	Subject to repayment until maximum expiration date of September 30, 2025	Subject to repayment until maximum expiration date of September 30, 2026
Class I	$406,008	$338,675	$391,242
Class T	382,743	253,462	296,890
Class D	11,798	26,077	26,268
Class T-I	37,424	26,852	34,768
Class U	78,226	35,076	40,200
Total	$916,199	$680,142	$789,368

Trustee Compensation

Effective January 1, 2022, the Fund, together with Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit 2027 Term Fund (the “Blackstone Credit Closed-End Funds”) agreed to pay a retainer fee of $155,000 per annum to each Trustee who is not a director, officer, employee, or affiliate of Blackstone Credit or ALPS Fund Services, Inc. (“ALPS”). The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also agreed to receive a retainer fee of $12,000 per annum and the Lead Independent Trustee agreed to receive a retainer fee of $16,000 per annum from the Blackstone Credit Closed-End Funds.

The Board implemented a Trustee Emeritus program (the “Program”) in November 2021. A Trustee Emeritus appointed under the Program will receive compensation equal to 10% of his or her retainer for serving as a Trustee as of the date on which the Board appoints such person as Trustee Emeritus. The term of service of a Trustee Emeritus expires twelve months from the date of the Trustee’s retirement from the Board.

Distribution and Servicing Fees

Blackstone Securities Partners L.P. (the “Distributor”), an affiliate of the Fund and of the Adviser, serves as the principal underwriter and distributor in the continuous public offering of the Fund’s Class I Shares, Class D Shares, Class T Shares, Class T-I Shares, and Class U Shares pursuant to a distribution agreement (“Distribution Agreement”) with the Fund, which is subject to annual approval by the Board. The Fund pays the Distributor a distribution fee ("Distribution Fee") that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares, Class T-I Shares, and Class U Shares, respectively. The Fund pays the Distributor a servicing fee ("Servicing Fee") that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares, Class D Shares, Class T-I Shares, and Class U Shares, respectively. For the year ended September 30, 2023, Class T Shares, Class T-I Shares, and Class U Shares incurred Distribution Fees of $249,143, $21,951, and $33,275, respectively. For the year ended September 30, 2023, Class T Shares, Class D Shares, Class T-I Shares, and Class U Shares incurred Servicing Fees of $246,203, $157, $21,951, and $33,092, respectively. Class I Shares do not incur a Distribution Fee or a Servicing Fee. The Distributor may pay all or a portion of these fees to selling agents. For the year ended September 30, 2023, Distribution Fees and Servicing Fees are included on the Statement of Operations. As of September 30, 2023, accrued payables relating to Distribution Fees and Servicing Fees are included on the Statement of Assets and Liabilities.

Annual Report | September 30, 2023	39

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

Other Agreements

ALPS serves as administrator to the Fund. Under the Administration, Bookkeeping and Pricing Services Agreement, ALPS is responsible for calculating the NAV of the common shares and generally managing the administrative affairs of the Fund.

The Bank of New York Mellon serves as the Fund’s primary custodian. UMB Bank, N.A. serves as the Fund’s custodian for purposes of processing investor subscriptions and repurchases.

DST Systems, Inc. serves as transfer agent, dividend paying agent and shareholder servicing agent for the Fund (the “Transfer Agent”).

ALPS, The Bank of New York Mellon, UMB Bank, N.A. and DST Systems, Inc., are not considered affiliates of the Fund as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the year ended September 30, 2023, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone Floating Rate Enhanced Income Fund	$281,411,276	$347,296,952

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser and the Distributor are related parties of the Fund. Fee arrangements with related parties are disclosed in Note 3 and amounts incurred are disclosed in the Statement of Operations.

As of September 30, 2023, the accrued Management Fee payable by the Fund to the Adviser is $26,173, which exceeds the advisory fee waiver receivable from the Adviser of $8,974 pursuant to the Expense Limitation and Reimbursement Agreement. The net accrued Management Fee payable of $17,199 is included on the Statement of Assets and Liabilities.

During the year ended September 30, 2023, the Fund did not engage in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act.

Blackstone Holdings Finance Co. L.L.C. (“FINCO”), an affiliate of the Adviser, pays expenses on behalf of the Fund from time to time. The Fund reimburses FINCO for such expenses paid on behalf of the Fund. FINCO does not charge any fees for providing such services. As of September 30, 2023, the reimbursement amount of $114,407 is recorded as other payables and accrued expenses on the Fund’s Statement of Assets and Liabilities.

During the year ended September 30, 2023, the Fund invested in SPDR Blackstone Senior Loan ETF (“SRLN”), which is sub-advised by the Adviser. As a shareholder in an investment company, the Fund bore its ratable share of that investment company’s expenses and remained subject to payment of the investment company’s management fees (except with respect to investments in affiliated investment companies) and other expenses with respect to assets so invested. Common shareholders were therefore subject to duplicative expenses to the extent the Fund invested in other non-affiliated investment companies. The Fund does not charge management fees with respect to the portion of its net assets invested in SRLN and during the year ended September 30, 2023, the management fees waived on SRLN assets totaled $33,970, of which $17,582 were attributable to Class I Shares, $13,325 were attributable to Class T Shares, $7 were attributable to Class D Shares, $1,279 were attributable to Class T-I Shares, and $1,777 were attributable to Class U Shares. During the year ended September 30, 2023, the Fund received $271,580 in gross dividend payments from SRLN.

NOTE 6. LOANS AND OTHER INVESTMENTS

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes, or bonds. “Managed Assets” means net assets plus the amount of any borrowings, including loans from certain financial institutions and the issuance of debt securities (collectively, "Borrowings") for investment purposes. Under current market conditions, the Fund anticipates that its portfolio of floating rate instruments will primarily consist of floating rate loans (“Loans”). Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. At September 30, 2023, 91.11% of the Fund’s Managed Assets were held in floating rate loan interests.

40	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

When the Fund sells a floating rate loan interest, the Fund may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. The proceeds of Loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.

Loans often require prepayment from Borrowers’ excess cash flows or permit the Borrowers’ to repay at their election. The degree to which Borrowers repay, whether as a contractual requirements or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition as described below and in “Principal Risks—LIBOR Risk”), plus a premium or credit spread.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR in 2017. Although many LIBOR rates ceased to be published or were no longer representative of the underlying market they sought to measure after December 31, 2021, a selection of widely used U.S. dollar LIBOR rates were published through June 30, 2023 in order to assist with the transition. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The U.S. Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has begun publishing SOFR, which is their preferred alternative rate for U.S. dollar LIBOR, and which is a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the continued transition away from LIBOR and the nature of any replacement rate. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate. There could be significant operational challenges for the continued transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. The Fund and our portfolio companies may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. The Fund may invest, or remain invested, in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates may result in a sudden or prolonged increase or decrease in the value of LIBOR-based loans and securities, including those of other issuers that the Fund currently holds or may in the future hold. The transition away from LIBOR to a successor rate may involve, among other things, (i) increased volatility or illiquidity in markets for instruments that rely on LIBOR, (ii) a reduction in the value of certain LIBOR-based instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging, any of which could potentially adversely affect the Fund’s performance. Due to the uncertainty of the replacement for LIBOR, the potential effects on the Fund cannot yet be determined.

Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Loan from free cash flow, as described above. The degree to which borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Market conditions in the past, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Annual Report | September 30, 2023	41

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral of a secured Loan. The collateral of a secured Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Loans including, in certain circumstances, invalidating such Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance. At September 30, 2023, the Fund had invested $14,615,337 in second lien secured loans.

The Fund anticipates that substantially all of the Fund’s assets, including its investments in Loans, may be invested in instruments rated below investment grade, such as those rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch or instruments comparably rated by other rating agencies, or in unrated instruments determined by the Adviser to be of comparable quality. Instruments rated Ba1 or lower by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Instruments rated BB+ or lower by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility.

The Adviser has established a counterparty and liquidity sub-committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the counterparty and liquidity sub-committee of the Adviser. The factors considered by the sub-committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

The Fund may acquire Loans through assignments or participations. The Fund will typically acquire Loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Loan through a participation.

The Fund invests in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle or (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Secured Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower rated debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. The underlying Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

42	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

The Fund may invest up to 20% of its Managed Assets in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act, including interpretations or modifications by the SEC. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares) or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised or sub-advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

NOTE 7. GENERAL COMMITMENTS AND CONTINGENCIES

As of September 30, 2023, the Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value	Unrealized Appreciation/ (Depreciation)
Omnia Partners, LLC, TL, First Lien Delayed Draw Term Loan	$187,498	$187,817	$(1,787)
Total	$187,498	$187,817	$(1,787)

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statement of Assets and Liabilities and the Statement of Operations. For the year ended September 30, 2023, the Fund recorded a net decrease in unrealized depreciation on unfunded loan commitments totaling $47,940.

NOTE 8. LEVERAGE

The Fund entered into a Credit Agreement (the "Agreement") with The Bank of Nova Scotia, as the administrative agent, and a syndicate of lenders party thereto to borrow money pursuant to a one-year revolving line of credit ("Leverage Facility") dated January 18, 2018, as amended on June 22, 2018, and as further amended on August 16, 2018, and as amended and restated on October 23, 2018, and as further amended and restated on December 28, 2018, and as amended on January 17, 2019, as further amended on June 27, 2019, as further amended on September 11, 2019, as further amended on January 16, 2020, as further amended on April 9, 2020, as further amended on January 14, 2021, as further amended on December 31, 2021, as further amended on January 27, 2022 and as further amended on December 30, 2022, to borrow up to an aggregate limit of $228,000,000 under two loan tranches, Tranche A and Tranche B. The Tranche A commitment allows for borrowings up to $200,000,000. The Tranche B commitment allows for borrowings for temporary purposes up to $28,000,000 and includes a swing line component with a commitment equal to $28,000,000. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of (a) 1.00% above adjusted term SOFR with respect to Tranche A loans, with adjusted term SOFR measured for the period commencing on the date of the making of such loan at adjusted term SOFR (or the last date upon which any other Tranche A loan was converted to, or continued as, such loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion and (b) 1.05% above adjusted term SOFR with respect to Tranche B loans and each swing line loan, with adjusted term SOFR measured for the period commencing on the date of the making of such loan at adjusted term SOFR (or the last date upon which any other loan was converted to, or continued as, such loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one month thereafter. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is (a) for Tranche A loans, 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts in all other events and (b) 0.15% for Tranche B loans. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. For the year ended September 30, 2023, the Fund had no borrowings outstanding for Tranche B. At September 30, 2023, the Fund had borrowings outstanding under its Leverage Facility of $115,050,000, at an interest rate of 6.43% for Tranche A. Due to the short term nature of the Agreement, face value approximates fair value at September 30, 2023. For the year ended September 30, 2023, the average borrowings under the Fund’s Leverage Facility and the weighted average interest rate was $113,824,521 and 5.55%, respectively for Tranche A. During the year ended September 30, 2023, the Fund incurred $260,489 for commitment fees on undrawn amounts, which is included under Interest on leverage facility on the Statement of Operations.

Annual Report | September 30, 2023	43

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage.

NOTE 9. REPURCHASE OFFERS

The Board has adopted a repurchase offer fundamental policy setting forth that the Fund will conduct monthly repurchase offers. This fundamental policy may be changed only with the approval of a majority of the outstanding voting securities of the Fund. The Fund is required to offer to repurchase at least 5% of its outstanding common shares with each repurchase offer and, under normal market conditions, the Board expects to authorize a 7.5% offer (“Repurchase Offer”) each month. The Fund may not offer to repurchase less than 5% nor more than 25% of its outstanding common shares during any three month period.

The time and dates by which Repurchase Offers must be accepted (“Repurchase Request Deadline”) are 4:00 p.m. Eastern time on the eighth business day of each month. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (“Repurchase Pricing Date”). Payment for all common shares repurchased pursuant to these offers will be made not later than 7 calendar days after the Repurchase Pricing Date. Under normal circumstances, it is expected that the Repurchase Request Deadline will be the same date as the Repurchase Pricing Date. Payment for common shares tendered will normally be made by the fourth business day (but in any case no later than the seventh calendar day) following the Repurchase Pricing Date and, in every case, at least five business days before sending notification of the next monthly Repurchase Offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.

The Fund may impose redemption fees of up to 2.00% on shares accepted for repurchase that have been held for less than one year. The Fund has elected not to impose the redemption fee on repurchases of common shares acquired through the reinvestment of dividends and distributions or submitted pursuant to an auto-rebalancing mechanism of a shareholder account.

44	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

During the year ended September 30, 2023, the Fund completed 12 monthly repurchase offers. In each of the monthly repurchase offers for October 2022 and November 2022, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. In each of the monthly repurchase offers from December 2022 through September 2023, the Fund offered to repurchase no less than 7.5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

Repurchase Request Deadline	Percentage of Outstanding Shares the Fund Offered to Repurchase(a)	Repurchase Pricing Date	Amount Repurchased	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased
October 12, 2022	5%	October 12, 2022	$3,609,619	173,539	1.30%
November 10, 2022	5%	November 10, 2022	15,627,965	745,928	5.95%
December 12, 2022	7.5%	December 12, 2022	8,557,362	411,116	3.26%
January 12, 2023	7.5%	January 12, 2023	6,847,917	323,134	2.62%
February 10, 2023	7.5%	February 10, 2023	2,760,255	128,182	1.06%
March 10, 2023	7.5%	March 10, 2023	1,937,094	91,305	0.75%
April 13, 2023	7.5%	April 13, 2023	6,906,238	323,452	2.67%
May 10, 2023	7.5%	May 10, 2023	7,035,370	334,718	2.82%
June 12, 2023	7.5%	June 12, 2023	5,436,150	257,862	2.22%
July 13, 2023	7.5%	July 13, 2023	2,844,629	132,256	1.16%
August 10, 2023	7.5%	August 10, 2023	2,515,729	117,100	1.03%
September 13, 2023	7.5%	September 13, 2023	2,304,160	105,084	0.93%

(a)	If total repurchase request exceeds 7.5% of the Fund’s outstanding shares, the Fund may increase the number of shares that it is offering to repurchase by up to an additional 2% of its total outstanding shares (provided that the Fund may not repurchase more than 2% in additional shares during any three-month period).

NOTE 10. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks, which are further discussed in the Fund’s Prospectus. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Investment and Market Risk: An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s Common Shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of common shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Repurchase Offers Risk: The Fund is an “interval fund” and, in order to provide liquidity to common shareholders, the Fund, subject to applicable law, will conduct repurchase offers for the Fund’s outstanding common shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the common shareholders, and repurchases generally will be funded from available cash, cash from the sale of common shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in an increased expense ratio for common shareholders who do not tender their common shares for repurchase, untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by (i) holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and (ii) holding back (i.e., not investing) cash from the sale of common shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs leverage, repurchases of common shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect holders of common shares who do not tender their common shares by increasing the Fund’s expenses and reducing any net investment income.

Annual Report | September 30, 2023	45

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding common shares as of the date of the repurchase request deadline, but any such increases in the amounts repurchased may not exceed an aggregate of 2% in any three month period. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if common shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding common shares (less any additional amounts repurchased in prior repurchase offers within a three month period) as of the date of the repurchase request deadline, the Fund will repurchase the common shares tendered on a pro rata basis, and common shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, common shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some common shareholders, in anticipation of proration, may tender more common shares than they wish to have repurchased in a particular month, thereby increasing the likelihood that proration will occur. A common shareholder may be subject to market and other risks, and the NAV of common shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered common shares is determined. In addition, the repurchase of common shares by the Fund will generally be a taxable event to common shareholders.

Large Shareholder Risk: To the extent a large proportion of common shares are held by a small number of common shareholders (or a single common shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these shareholders will seek to sell common shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of common shares tendered by a small number of common shareholders (or a single common shareholder) may exceed the number of common shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by common shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each common shareholder.

Loans Risk: Under normal market conditions, the Fund will invest primarily in Loans. The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Although most of the Fund’s investments are first lien loans and secured by first lien security interests in the applicable issuer’s assets, if an issuer defaults on its loan there is no guarantee we will be able to recover the principal amount of the loan. Loans are subject to a number of risks, including, but not limited to, credit risk, “covenant-lite” obligations risk, liquidity risk, below investment grade instruments risk and management risk.

Although certain Loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Loans. To the extent that a Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Loans that are under-collateralized involve a greater risk of loss. In general, the secondary trading market for Loans is not fully-developed. No active trading market may exist for certain Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Below Investment Grade, or High Yield, Instruments Risk: The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or "high yield" instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic downturn could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Below investment grade instruments, though generally higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that for higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in Common Shares of the Fund, both in the short-term and the long-term.

“Covenant-lite” Obligations Risk: The Fund may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan held by the Fund begin to deteriorate in quality, the Fund’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay the Fund’s ability to seek to recover its investment.

46	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

Valuation Risk: Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such instrument carried on the Fund’s books.

Liquidity Risk: To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies), i.e., securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. However, securities that cannot be disposed of within seven days due solely to the Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Credit Risk: Credit risk is the risk that one or more Loans or other instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain Loans, losses may still occur because the market value of Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk: The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for Loans or other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. In March 2022, the Federal Reserve raised interest rates by 0.25%, the first increase since December 2018. Subsequently, the Federal Reserve raised interest rates a cumulative 4.00% throughout the six remaining Federal Reserve meetings in 2022, by 0.25% in February 2023, by 0.25% in March 2023, by 0.25% in May 2023 and by 0.25% in July 2023. Furthermore, the Federal Reserve indicated that additional rate hikes may be appropriate at the remaining meetings in 2023.

Systematic Strategies Related to Bond Investments Risk: With respect to the bond portion of the Fund’s portfolio, to the extent to which the proprietary model used by the Adviser (the “Model”) or comparable methods or strategies are employed, certain of the Adviser’s securities analysis methods will rely on the assumption that the companies whose securities are purchased or sold, the rating agencies that review these securities, and other publicly available sources of information about these securities, are providing accurate and unbiased data. While the Adviser is alert to indications that data may be incorrect, there is always a risk that the Adviser’s analysis may be compromised by inaccurate or misleading information.

The Model the Adviser intends to utilize to manage the Fund’s bond investments could lead to unsatisfactory investments. The Adviser might not be able to effectively implement the Model, and there can be no guarantee that the Fund will achieve the desired results.

LIBOR Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR in 2017. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The U.S. Federal Reserve System (“FRS”), in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, has begun publishing SOFR, which is their preferred alternative rate for U.S. dollar LIBOR, and which is a new index calculated by short-term repurchase agreements, backed by Treasury securities. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which benchmark rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors (i.e., the maturity period) after the discontinuation thereof and there can be no assurance that any such replacement benchmark rate(s) will attain market acceptance. Before LIBOR ceases to exist, the Fund and its underlying obligors may need to amend or restructure existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond June 30, 2023, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time the Fund invests in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers the Fund currently owns or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Annual Report | September 30, 2023	47

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in our assets and liabilities;

•	Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;

•	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

•	Result in disputes, litigation or other actions with the Fund’s underlying obligors (as applicable), or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

•	Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

•	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and Common Share price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Force Majeure Risk: The Fund may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.

48	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

Epidemic and Pandemic Risk: The world has been susceptible to epidemics/pandemics, most recently COVID-19, which has been designated as a pandemic by the World Health Organization. Any outbreak of COVID-19, SARS, H1N1/09 flu, avian flu, other coronavirus, Ebola or other existing or new epidemics/pandemics, or the threat thereof, together with any resulting restrictions on travel or quarantines imposed, has had, and will continue to have, an adverse impact on the economy and business activity globally (including in the countries in which the Fund invests), and thereby is expected to adversely affect the performance of the Fund’s investments and the Fund’s ability to fulfill its investment objectives. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Fund and the performance of its investments.

Market Disruption and Geopolitical Risk: The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. See “Epidemic and Pandemic Risk” above. Uncertainties and events around the world may (i) result in market volatility, (ii) have long-term effects on the U.S. and worldwide financial markets and (iii) cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Additionally, certain of the Fund’s investments may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. For example, the ongoing conflict due to Russia’s invasion of Ukraine and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Fund invests). The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Fund and its investments and operations, and the ability of the Fund to achieve its investment objectives. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact the Fund’s business or the business of the Fund’s investments, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which the Fund’s business and the business of the Fund’s portfolio companies or obligors rely.

In addition, the failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund or its obligors have a commercial relationship could adversely affect, among other things, the Fund’s or its obligors’ ability to pursue key strategic initiatives, including by affecting the Fund’s or its obligors’ ability to access deposits or borrow from financial institutions on favorable terms. Additionally, if an obligor has a commercial relationship with a bank that has failed or is otherwise distressed, the obligor may experience issues receiving financial support to support its operations or consummate transactions, to the detriment of its business, financial condition and/or results of operations. The ability of the Fund and its obligors to spread banking relationships among multiple institutions may be limited by certain contractual arrangements, including liens placed on their respective assets as a result of a bank agreeing to provide financing.

Structured Products Risk: The Fund may invest up to 20% of its Managed Assets in structured products, including the rated debt tranches of CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

CLO Risk: In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; (iv) the potential of spread compression in the underlying loans of the CLO securities, which could reduce credit enhancement in the CLOs; and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Leverage Risk: Under current market conditions, the Fund generally utilizes leverage principally through Borrowings in an amount up to 33 1/3% of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, immediately after such Borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of Preferred Shares. Leverage may result in greater volatility of the NAV and distributions on the Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by Common Shareholders.

Annual Report | September 30, 2023	49

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

Common Share income may fall if the interest rate on Borrowings or the dividend rate on Preferred Shares rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Shares varies. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incurrence and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful.

Cyber-Security Risk and Identity Theft Risks: The Fund’s operations are highly dependent on the Adviser’s information systems and technology and the Fund relies heavily on the Adviser’s financial, accounting, communications and other data processing systems. The Adviser’s systems may fail to operate properly or become disabled as a result of tampering or a breach of its network security systems or otherwise. In addition, the Adviser’s systems face ongoing cybersecurity threats and attacks. Attacks on the Adviser’s systems could involve, and in some instances have in the past involved, attempts intended to obtain unauthorized access to its proprietary information, destroy data or disable, degrade or sabotage its systems, or divert or otherwise steal funds, including through the introduction of computer viruses, “phishing” attempts and other forms of social engineering. Cyberattacks and other security threats could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists and other outside parties. Cyberattacks and other security threats could also originate from the malicious or accidental acts of insiders, such as employees of the Adviser.

There has been an increase in the frequency and sophistication of the cyber and security threats the Adviser faces, with attacks ranging from those common to businesses to those that are more advanced and persistent, which may target the Adviser because, as an alternative asset management firm, the Adviser holds a significant amount of confidential and sensitive information about its investors, its portfolio companies or obligors (as applicable) and potential investments. As a result, the Adviser may face a heightened risk of a security breach or disruption with respect to this information. There can be no assurance that measures the Adviser takes to ensure the integrity of its systems will provide protection, especially because cyberattack techniques used change frequently or are not recognized until successful. If the Adviser’s systems are compromised, do not operate properly or are disabled, or it fails to provide the appropriate regulatory or other notifications in a timely manner, the Adviser could suffer financial loss, a disruption of its businesses, liability to its investment funds and fund investors, including the Fund and common shareholders, regulatory intervention or reputational damage. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means.

In addition, the Fund could also suffer losses in connection with updates to, or the failure to timely update, the Adviser’s information systems and technology. In addition, the Adviser has become increasingly reliant on third party service providers for certain aspects of its business, including for the administration of certain funds, as well as for certain information systems and technology, including cloud-based services. These third party service providers could also face ongoing cyber security threats and compromises of their systems and as a result, unauthorized individuals could gain, and in some past instances have gained, access to certain confidential data.

Cybersecurity has become a top priority for regulators around the world. Many jurisdictions in which the Adviser operates have laws and regulations relating to data privacy, cybersecurity and protection of personal information, including, as examples, the General Data Protection Regulation in the EU and that went into effect in May 2018 and the California Consumer Privacy Act that went into effect in January 2020. Some jurisdictions have also enacted laws requiring companies to notify individuals and government agencies of data security breaches involving certain types of personal data.

Breaches in security, whether malicious in nature or through inadvertent transmittal or other loss of data, could potentially jeopardize the Adviser, its employees’ or the Fund’s investors’ or counterparties’ confidential, proprietary and other information processed and stored in, and transmitted through, the Adviser’s computer systems and networks, or otherwise cause interruptions or malfunctions in its, its employees’, the Fund’s investors’, the Fund’s counterparties’ or third parties’ business and operations, which could result in significant financial losses, increased costs, liability to the Fund’s investors and other counterparties, regulatory intervention and reputational damage. Furthermore, if the Adviser fails to comply with the relevant laws and regulations or fail to provide the appropriate regulatory or other notifications of breach in a timely matter, it could result in regulatory investigations and penalties, which could lead to negative publicity and reputational harm, and may cause the Fund’s investors and clients to lose confidence in the effectiveness of its security measures.

Obligors of the Fund also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses. The Fund may invest in strategic assets having a national or regional profile or in infrastructure, the nature of which could expose it to a greater risk of being subject to a terrorist attack or security breach than other assets or businesses. Such an event may have material adverse consequences on the Fund’s investment or assets of the same type or may require obligors of the Fund to increase preventative security measures or expand insurance coverage. Finally, the Adviser’s and the Fund’s technology, data and intellectual property and the technology, data and intellectual property of their portfolio companies or obligors (as applicable) are also subject to a heightened risk of theft or compromise to the extent the Adviser and the Fund’s portfolio companies or obligors (as applicable) engage in operations outside the United States, in particular in those jurisdictions that do not have comparable levels of protection of proprietary information and assets such as intellectual property, trademarks, trade secrets, know-how and customer information and records. In addition, the Adviser and the Fund and their portfolio companies or obligors (as applicable) may be required to compromise protections or forego rights to technology, data and intellectual property in order to operate in or access markets in a foreign jurisdiction. Any such direct or indirect compromise of these assets could have a material adverse impact on the Adviser and the Fund and their portfolio companies or obligors (as applicable).

50	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

Inflation and Supply Chain Risk: Economic activity has continued to accelerate across sectors and regions. Nevertheless, due to global supply chain issues, a rise in energy prices and strong consumer demand, inflation has increased in the U.S. and globally. Inflation is likely to continue in the near to medium-term, with the possibility that monetary policy may continue to tighten in response. There can be no assurance that inflation will not become a serious problem in the future and have an adverse impact on the Fund’s returns.

Regulatory Risk: Governmental and regulatory actions may have unexpected or adverse consequences on particular markets, strategies, or investments, which may adversely impact the Fund and impair how it is managed. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

NOTE 11. INCOME TAX

The Funds may make certain adjustments to the classification of net assets as a result of significant permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and non-deductible federal taxes or losses, among other items. These differences may be charged or credited to paid-in capital and distributable earnings as a result. For the year ended September 30, 2023 permanent differences are as follows:

	Paid-in capital	Total Distributable Earnings
Blackstone Floating Rate Enhanced Income Fund	$(291)	$291

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses will be deemed to arise on the first day of the next taxable year. Losses for the year ended September 30, 2023, and as such are deemed to arise on the first day of the year ended September 30, 2024, are as follows:

	Short Term	Long Term
Blackstone Floating Rate Enhanced Income Fund	$12,260,358	$34,674,177

Distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to different treatments of income and gains on various investment securities held by the Fund, including differences in the timing of recognition of income, losses, and/or gains, and differing characterization of distributions made by the Fund as a whole. The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2023 and September 30, 2022, respectively, are as follows:

2023	Blackstone Floating Rate Enhanced Income Fund
Distributions Paid From:
Ordinary Income	$24,175,205
Total	$24,175,205

2022	Blackstone Floating Rate Enhanced Income Fund
Distributions Paid From:
Ordinary Income	$18,400,944
Total	$18,400,944

Annual Report | September 30, 2023	51

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements

September 30, 2023

At September 30, 2023, the components of distributable earnings, as calculated on a tax basis are as follows:

Blackstone Floating Rate Enhanced Income Fund
Undistributed ordinary income	$2,375,475
Accumulated capital losses	(46,934,535)
Unrealized depreciation	(6,926,930)
Other Cumulative effect of timing differences	(1,956,757)
Total	$(53,442,747)

At September 30, 2023, the amount of net tax unrealized appreciation/(depreciation) and the tax cost of investment securities, including short-term securities, are as follows:

Blackstone Floating Rate Enhanced Income Fund
Cost of investments for income tax purposes	$367,024,086
Gross appreciation (excess of value over tax cost)	$3,334,814
Gross depreciation (excess of tax cost over value)	(10,261,744)
Net unrealized depreciation	$(6,926,930)

NOTE 12. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. In December 2022, FASB issued Accounting Standards Update No. 2022-06, "Deferral of the Sunset Date of Topic 848" ("ASU 2022-06). ASU 2022-06 defers the sunset date of Topic 848 to December 31, 2024, to permit entities to apply the guidance in Topic 848 through an 18-month period after the cessation date of USD LIBOR, which occurred on June 30, 2023. Management is currently evaluating the impact of applying this update.

In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

NOTE 13. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund completed a monthly repurchase offer on October 13, 2023, and 545,308 shares were repurchased for $11,794,050.

The Fund completed a monthly repurchase offer on November 10, 2023, and 809,854 shares were repurchased for $17,431,732.

52	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Blackstone Floating Rate Enhanced Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Blackstone Floating Rate Enhanced Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

November 28, 2023

We have served as the auditor of one or more investment companies in the Blackstone Credit Funds Complex since 2010.

Annual Report | September 30, 2023	53

Blackstone Floating Rate Enhanced Income Fund	Additional Information

September 30, 2023 (Unaudited)

Portfolio Information

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Fund’s fiscal quarter. The Fund’s portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Fund’s website located at http://www.bgflx.com or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgflx.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgflx.com, and (3) on the SEC’s website at http://www.sec.gov.

54	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Summary of Updated Information Regarding the Fund

September 30, 2023 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual prospectus dated January 27, 2023 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

Investment Objectives

The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates. There can be no assurance that the Fund will achieve its investment objective.

There have been no changes in the Fund’s investment objectives since the prior disclosure date.

Investment Strategies

There have been no changes in the Fund’s Investment Strategies since the prior disclosure date.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes, or bonds. “Managed Assets” means net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding. In addition, the Fund may invest up to 20% of its Managed Assets in each of (i) structured products (including, without limitation, the rated debt tranches of CLOs, floating rate mortgage-backed securities and credit linked notes), (ii) derivatives, including credit derivatives, (iii) warrants and equity securities that are incidental to the Fund’s purchase of floating rate instruments or acquired in connection with a reorganization of a Borrower or issuer, (iv) fixed rate instruments (including, without limitation, high yield corporate debt securities, or bonds, or U.S. government debt securities) and (v) equity investments in other investment companies, including ETFs. To the extent that a structured product or a security underlying a derivative is, or is composed of, a floating rate instrument, the Fund will not include it for purposes of the Fund’s 80% policy. The Fund may invest in securities of any credit quality, maturity and duration. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, and of issuers that operate in any industry. In pursuing the Fund’s investment objective, the Adviser will seek to enhance the Fund’s return by the use of leverage.

Under current market conditions, the Fund anticipates that its portfolio of floating rate instruments will primarily consist of Loans. Loans are made to Borrowers that operate in various industries and geographical regions. Loans pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily LIBOR, plus a premium. Substantially all of the Fund’s assets may be invested in instruments, including Loans that are below investment grade quality. Below investment grade quality instruments are those that, at the time of investment, are rated Ba1 or lower by Moody’s and BB+ or lower by S&P) or Fitch, or if unrated are determined by the Adviser to be of comparable quality. Instruments of below investment grade quality, commonly referred to as “junk” or “high yield” securities, are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal.

The Fund may invest up to 20% of its Managed Assets in securities or other instruments that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). To the extent permitted by Rule 23c-3(b)(10), the Fund may also invest, without limit, in securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”) if the Adviser determines that such securities are liquid. However, securities that cannot be disposed of within seven days due solely to the Adviser’s compliance policies and procedures will not be subject to the limitations set forth above.

Under normal market conditions, the use of derivatives by the Fund, other than for hedging purposes, will not exceed 20% of the Fund’s Managed Assets on a mark-to-market basis. The Fund’s principal investments in derivative instruments may include investments in credit default swaps, total return swaps, credit-linked notes, other credit derivatives, futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps.

The Fund currently anticipates that it will invest in primarily U.S. dollar denominated instruments. However, the Fund may invest in instruments that are denominated in non-U.S. currencies. In order to minimize the impact of currency fluctuations, the Adviser may at times hedge certain or all of the Fund’s investments denominated in foreign currencies into U.S. dollars. Foreign currency transactions in which the Fund is likely to invest include, foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. These transactions may be used to hedge against the risk of loss due to changing currency exchange rates.

In pursuing the Fund’s investment objective, the Adviser will seek to enhance the Fund’s return by the use of leverage. The Fund uses Borrowings, in an aggregate amount of up to 33 1/3% of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, immediately after such Borrowings. Furthermore, the Fund may add leverage to its portfolio through the issuance of Preferred Shares in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and NAV in relation to market changes. The Fund’s leverage strategy may not work as planned or achieve its goal. Currently, the Fund has no intention to issue Preferred Shares.

Annual Report | September 30, 2023	55

Blackstone Floating Rate Enhanced Income Fund	Summary of Updated Information Regarding the Fund

September 30, 2023 (Unaudited)

Leverage creates risk for the Fund’s common shareholders, including the likelihood of greater volatility of NAV, and the risk that fluctuations in interest rates on borrowings or in the dividend rates on any Preferred Shares may affect the return to the common shareholders or may result in fluctuations in the dividends paid on the Common Shares. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objective and policies. During such periods, the Fund may invest all or a portion of assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities that have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit linked notes; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

Risks

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. At any point in time an investment in the Fund’s Common Shares may be worth less than the original amount invested, even after taking into account the distributions paid by and the ability of common shareholders to reinvest dividends.

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of common shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Repurchase Offers Risk

The Fund is an “interval fund” and, in order to provide liquidity to common shareholders, the Fund, subject to applicable law, will conduct repurchase offers for the Fund’s outstanding common shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the common shareholders, and repurchases generally will be funded from available cash, cash from the sale of common shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in an increased expense ratio for common shareholders who do not tender their common shares for repurchase, untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by (i) holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and (ii) holding back (i.e., not investing) cash from the sale of common shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs leverage, repurchases of common shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect holders of common shares who do not tender their common shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding common shares as of the date of the Repurchase Request Deadline, but any such increases in the amounts repurchased may not exceed an aggregate of 2% in any three month period. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if common shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding common shares (less any additional amounts repurchased in prior repurchase offers within a three month period) as of the date of the Repurchase Request Deadline, the Fund will repurchase the common shares tendered on a pro rata basis, and common shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, common shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some common shareholders, in anticipation of proration, may tender more common shares than they wish to have repurchased in a particular month, thereby increasing the likelihood that proration will occur. A common shareholder may be subject to market and other risks, and the NAV of common shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered common shares is determined. In addition, the repurchase of common shares by the Fund will generally be a taxable event to common shareholders.

56	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Summary of Updated Information Regarding the Fund

September 30, 2023 (Unaudited)

Large Shareholder Risk

To the extent a large proportion of common shares are held by a small number of common shareholders (or a single common shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these shareholders will seek to sell common shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of common shares tendered by a small number of common shareholders (or a single common shareholder) may exceed the number of common shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by common shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each common shareholder.

Loans Risk

Under normal market conditions, the Fund will invest primarily in Loans. The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Although most of the Fund’s investments are first lien loans and secured by first lien security interests in the applicable issuer’s assets, if an issuer defaults on its loan there is no guarantee we will be able to recover the principal amount of the loan. Loans are subject to a number of risks, including, but not limited to, credit risk, "covenant-lite" obligations risk, liquidity risk, below investment grade instruments risk and management risk.

Although certain Loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Loans. To the extent that a Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Loans that are under-collateralized involve a greater risk of loss. In general, the secondary trading market for Loans is not fully-developed. No active trading market may exist for certain Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act. No active trading market may exist for some Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Loans, the Fund’s yield may be lower.

Some Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Loans.

If legislation of state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Loan may be adversely affected.

The Fund may acquire Loans through assignments or participations. The Fund will typically acquire Loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

Annual Report | September 30, 2023	57

Blackstone Floating Rate Enhanced Income Fund	Summary of Updated Information Regarding the Fund

September 30, 2023 (Unaudited)

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower.

Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Loan through a participation.

In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Loan than the Fund expected when initially purchasing the participation.

The Fund also may originate Loans or acquire Loans by participating in the initial issuance of the Loan as part of a syndicate of banks and financial institutions, or receive its interest in a Loan directly from the Borrower.

The Adviser has established a counterparty and liquidity sub-committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the counterparty and liquidity sub-committee of the Adviser. The factors considered by the sub-committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

Below Investment Grade, or High Yield, Instruments Risk

The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or “high yield” instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic downturn could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Below investment grade instruments, though generally higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that for higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in common shares of the Fund, both in the short-term and the long-term.”

“Covenant-lite” Obligations Risk

The Fund may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan held by the Fund begin to deteriorate in quality, the Fund’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay the Fund’s ability to seek to recover its investment.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such instrument carried on the Fund’s books.

58	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Summary of Updated Information Regarding the Fund

September 30, 2023 (Unaudited)

Liquidity Risk

To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). However, securities that cannot be disposed of within seven days due solely to the Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, the Fund would bear market risks during that period.

Some Loans and other instruments are not readily marketable and may be subject to restrictions on resale. Loans and other instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and other instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and other instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Credit Risk

Credit risk is the risk that one or more Loans or other instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain Loans, losses may still occur because the market value of Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk

The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for Loans or other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. In March 2022, the Federal Reserve raised interest rates by 0.25%, the first increase since December 2018. Subsequently, the Federal Reserve raised interest rates a cumulative 4.00% throughout the six remaining Federal Reserve meetings in 2022, by 0.25% in February 2023, by 0.25% in March 2023, by 0.25% in May 2023 and by 0.25% in July 2023. Furthermore, the Federal Reserve indicated that additional rate hikes may be appropriate at the remaining meetings in 2023.

Structured Products Risk

The Fund may invest up to 20% of its Managed Assets in structured products, including the rated debt tranches of CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Annual Report | September 30, 2023	59

Blackstone Floating Rate Enhanced Income Fund	Summary of Updated Information Regarding the Fund

September 30, 2023 (Unaudited)

Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

CLO Risk

In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof, (iv) the potential of spread compression in the underlying loans of the CLO securities, which could reduce credit enhancement in the CLOs; and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.

Systematic Strategies Related to Bond Investments Risk

With respect to the bond portion of the Fund’s portfolio, to the extent to which the proprietary model used by the Adviser (the "Model") or comparable methods or strategies are employed, certain of the Adviser’s securities analysis methods will rely on the assumption that the companies whose securities are purchased or sold, the rating agencies that review these securities, and other publicly available sources of information about these securities, are providing accurate and unbiased data. While the Adviser is alert to indications that data may be incorrect, there is always a risk that the Adviser’s analysis may be compromised by inaccurate or misleading information.

60	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Summary of Updated Information Regarding the Fund

September 30, 2023 (Unaudited)

The Model the Adviser intends to utilize to manage the Fund’s bond investments could lead to unsatisfactory investments. The Adviser might not be able to effectively implement the Model, and there can be no guarantee that the Fund will achieve the desired results.

Certain aspects of the Adviser’s investment process with respect to the Model are dependent on complex proprietary software, which requires constant development and refinement. The Adviser has implemented procedures designed to appropriately control the development and implementation of the Model. However, analytical, coding and implementation errors present substantial risks to complex models and quantitative investment management strategies. The Adviser cannot guarantee that its internal controls will be effective in all circumstances.

The Fund could be negatively affected by undetected software defects or fundamental issues with the Adviser’s method of interpreting and acting upon the Model’s output. The Adviser’s implementation of its investment strategy with respect to the Fund’s bond portfolio utilizing the Model will rely on the analytical and mathematical foundation of the Model and the incorporation of the Model’s outputs into a complex computational environment. Any such strategy is also dependent on the quality of the market data utilized by the Model, changes in credit market conditions, creation and maintenance of the Model’s software and the successful incorporation of the Model’s output into the construction of the Fund’s bond portfolio. There is always a possibility of human error in the creation, maintenance and use of the Model.

Moreover, the Adviser’s portfolio managers exercise discretion in the utilization of the Model, and the investment results of the relevant portion(s) of the Fund’s investments are dependent on the ability of portfolio managers to correctly understand and implement or disregard the Model’s signals. There can be no assurance that utilizing the Model will yield better results than any other investment method.

LIBOR Risk

The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR in 2017. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The U.S. Federal Reserve System (“FRS”), in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, has begun publishing SOFR, which is their preferred alternative rate for U.S. dollar LIBOR, and which is a new index calculated by short-term repurchase agreements, backed by Treasury securities. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which benchmark rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors (i.e., the maturity period) after the discontinuation thereof and there can be no assurance that any such replacement benchmark rate(s) will attain market acceptance. Before LIBOR ceases to exist, the Fund and its underlying obligors may need to amend or restructure existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond June 30, 2023, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time the Fund invests in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers the Fund currently owns or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in our assets and liabilities;

Annual Report | September 30, 2023	61

Blackstone Floating Rate Enhanced Income Fund	Summary of Updated Information Regarding the Fund

September 30, 2023 (Unaudited)

•	Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;

•	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

•	Result in disputes, litigation or other actions with the Fund’ underlying obligors (as applicable), or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

•	Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

•	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and Common Share price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Force Majeure Risk

The Fund may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.

Epidemic and Pandemic Risk

The world has been susceptible to epidemics/pandemics, most recently COVID-19, which has been designated as a pandemic by the World Health Organization. Any outbreak of COVID-19, SARS, H1N1/09 flu, avian flu, other coronavirus, Ebola or other existing or new epidemics/pandemics, or the threat thereof, together with any resulting restrictions on travel or quarantines imposed, has had, and will continue to have, an adverse impact on the economy and business activity globally (including in the countries in which the Fund invests), and thereby is expected to adversely affect the performance of the Fund’s investments and the Fund’s ability to fulfill its investment objectives. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Fund and the performance of its investments.

Market Disruption and Geopolitical Risk

The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. See “Epidemic and Pandemic Risk” above. Uncertainties and events around the world may (i) result in market volatility, (ii) have long-term effects on the U.S. and worldwide financial markets and (iii) cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Additionally, certain of the Fund’ investments may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. For example, the ongoing conflict due to Russia’ invasion of Ukraine and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Fund invests). The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Fund and its investments and operations, and the ability of the Fund to achieve its investment objectives. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact the Fund’ business or the business of the Fund’ investments, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which the Fund’ business and the business of the Fund’ portfolio companies or obligors rely.

62	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Summary of Updated Information Regarding the Fund

September 30, 2023 (Unaudited)

In addition, the failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund or its obligors have a commercial relationship could adversely affect, among other things, the Fund’ or its obligors’ ability to pursue key strategic initiatives, including by affecting the Fund’ or its obligors’ ability to access deposits or borrow from financial institutions on favorable terms. Additionally, if an obligor has a commercial relationship with a bank that has failed or is otherwise distressed, the obligor may experience issues receiving financial support to support its operations or consummate transactions, to the detriment of its business, financial condition and/or results of operations. The ability of the Fund and its obligors to spread banking relationships among multiple institutions may be limited by certain contractual arrangements, including liens placed on their respective assets as a result of a bank agreeing to provide financing.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Leverage Risk

Under current market conditions, the Fund generally utilizes leverage principally through Borrowings in an amount up to 33 1/3% of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, immediately after such Borrowings. As of September 30, 2023, the Fund’s use of leverage was 31.92% of its total assets, less all liabilities and indebtedness not represented by senior securities. The Fund currently utilizes leverage in the form of a credit facility. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of Preferred Shares. Leverage may result in greater volatility of the NAV and distributions on the common shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by common shareholders. Common Share income may fall if the interest rate on Borrowings or the dividend rate on Preferred Shares rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Shares varies. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to common shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to common shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incurrence and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful.

Any decline in the NAV of the Fund will be borne entirely by common shareholders. Therefore, if the market value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in NAV to common shareholders than if the Fund were not leveraged.

Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral.

Derivatives Risk

Under normal market conditions, the use of derivatives by the Fund, other than for hedging purposes, will not exceed 20% of the Fund’s Managed Assets on a mark-to-market basis. The Fund’s use of derivative instruments may be particularly speculative and involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Fund’s initial investment in the derivatives.

Annual Report | September 30, 2023	63

Blackstone Floating Rate Enhanced Income Fund	Summary of Updated Information Regarding the Fund

September 30, 2023 (Unaudited)

Thus, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Adviser. The skills needed to employ derivatives strategies are different from those needed to select a portfolio security and, in connection with such strategies, the Adviser must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. The use of derivative instruments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. The Fund may also have to defer closing out certain derivative positions to avoid adverse tax consequences and there may be situations in which derivative instruments are not elected that result in losses greater than if such instruments had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative instruments would not be available to the Fund for other investment or international purposes, which may result in lost opportunities for gain. Changes to the derivatives markets as a result of the Dodd-Frank Act and other government regulation may also have an adverse effect on the Fund’s ability to make use of derivative transactions. Rule 18f-4 requires registered investment companies to adopt a written policies and procedures reasonably designed to manage the Fund’s derivatives risks. In the event that the Fund’s derivatives exposure exceeds 10% of its net assets, the Fund will be required to adopt a written derivatives risk management program and comply with a value-at-risk based limit on leverage risk. The Board of Trustees has an oversight role in ensuring these new requirements are being taken into account and, if required, will appoint a derivatives risk manager to handle the day-to-day responsibilities of the derivatives risk management program.

Rule 18f-4 may impact the manner in which the Fund uses derivatives. In addition, the use of derivatives is subject to other risks, each of which may create additional risk of loss, including liquidity risk, interest rate risk, credit risk and management risk as well as the following risks:

•	Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio.

•	Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

•	Valuation Risk. The prices of derivative instruments, including swaps, futures, forwards and options, are highly volatile and such instruments may subject us to significant losses. The value of such derivatives also depends upon the price of the underlying asset, reference rate or index, which may also be subject to volatility. In addition, actual or implied daily limits on price fluctuations and speculative position limits on the exchanges or over-the-counter markets in which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are traded over-the-counter and not on an exchange.

•	Liquidity Risk. Derivative instruments, especially when purchased in large amounts, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss.

•	Counterparty Risk. Derivative instruments also involve exposure to counterparty risk, since contract performance depends in part on the financial condition of the counterparty. See “—Counterparty Risk” below.

In addition, the Adviser may cause the Fund to invest in derivative instruments that are neither presently contemplated nor currently available, but which may be developed in the future, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible. Any such investments may expose the Fund to unique and presently indeterminate risks, the impact of which may not be capable of determination until such instruments are developed and/or the Adviser determines to make such an investment on behalf of the Fund.

Cyber-Security Risk and Identity Theft Risks

The Fund’s operations are highly dependent on the Adviser’s information systems and technology and the Fund relies heavily on the Adviser’s financial, accounting, communications and other data processing systems. The Adviser’s systems may fail to operate properly or become disabled as a result of tampering or a breach of its network security systems or otherwise. In addition, the Adviser’s systems face ongoing cybersecurity threats and attacks. Attacks on the Adviser’s systems could involve, and in some instances have in the past involved, attempts intended to obtain unauthorized access to its proprietary information, destroy data or disable, degrade or sabotage its systems, or divert or otherwise steal funds, including through the introduction of computer viruses, “phishing” attempts and other forms of social engineering. Cyberattacks and other security threats could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists and other outside parties. Cyberattacks and other security threats could also originate from the malicious or accidental acts of insiders, such as employees of the Adviser.

There has been an increase in the frequency and sophistication of the cyber and security threats the Adviser faces, with attacks ranging from those common to businesses to those that are more advanced and persistent, which may target the Adviser because, as an alternative asset management firm, the Adviser holds a significant amount of confidential and sensitive information about its investors, its portfolio companies or obligors (as applicable) and potential investments. As a result, the Adviser may face a heightened risk of a security breach or disruption with respect to this information. There can be no assurance that measures the Adviser takes to ensure the integrity of its systems will provide protection, especially because cyberattack techniques used change frequently or are not recognized until successful. If the Adviser’s systems are compromised, do not operate properly or are disabled, or it fails to provide the appropriate regulatory or other notifications in a timely manner, the Adviser could suffer financial loss, a disruption of its businesses, liability to its investment funds and fund investors, including the Fund and common shareholders, regulatory intervention or reputational damage. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means.

64	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Summary of Updated Information Regarding the Fund

September 30, 2023 (Unaudited)

In addition, the Fund could also suffer losses in connection with updates to, or the failure to timely update, the Adviser’s information systems and technology. In addition, the Adviser has become increasingly reliant on third party service providers for certain aspects of its business, including for the administration of certain funds, as well as for certain information systems and technology, including cloud-based services. These third party service providers could also face ongoing cyber security threats and compromises of their systems and as a result, unauthorized individuals could gain, and in some past instances have gained, access to certain confidential data.

Cybersecurity has become a top priority for regulators around the world. Many jurisdictions in which the Adviser operates have laws and regulations relating to data privacy, cybersecurity and protection of personal information, including, as examples, the General Data Protection Regulation in the EU and that went into effect in May 2018 and the California Consumer Privacy Act that went into effect in January 2020. Some jurisdictions have also enacted laws requiring companies to notify individuals and government agencies of data security breaches involving certain types of personal data.

Breaches in security, whether malicious in nature or through inadvertent transmittal or other loss of data, could potentially jeopardize the Adviser, its employees’ or the Fund’s investors’ or counterparties’ confidential, proprietary and other information processed and stored in, and transmitted through, the Adviser’s computer systems and networks, or otherwise cause interruptions or malfunctions in its, its employees’, the Fund’s investors’, the Fund’s counterparties’ or third parties’ business and operations, which could result in significant financial losses, increased costs, liability to the Fund’s investors and other counterparties, regulatory intervention and reputational damage. Furthermore, if the Adviser fails to comply with the relevant laws and regulations or fail to provide the appropriate regulatory or other notifications of breach in a timely matter, it could result in regulatory investigations and penalties, which could lead to negative publicity and reputational harm, and may cause the Fund’s investors and clients to lose confidence in the effectiveness of its security measures.

Obligors of the Fund also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses. The Fund may invest in strategic assets having a national or regional profile or in infrastructure, the nature of which could expose it to a greater risk of being subject to a terrorist attack or security breach than other assets or businesses. Such an event may have material adverse consequences on the Fund’s investment or assets of the same type or may require obligors of the Fund to increase preventative security measures or expand insurance coverage. Finally, the Adviser’s and the Fund’s technology, data and intellectual property and the technology, data and intellectual property of their portfolio companies or obligors (as applicable) are also subject to a heightened risk of theft or compromise to the extent the Adviser and the Fund’s portfolio companies or obligors (as applicable) engage in operations outside the United States, in particular in those jurisdictions that do not have comparable levels of protection of proprietary information and assets such as intellectual property, trademarks, trade secrets, know-how and customer information and records. In addition, the Adviser and the Fund and their portfolio companies or obligors (as applicable) may be required to compromise protections or forego rights to technology, data and intellectual property in order to operate in or access markets in a foreign jurisdiction. Any such direct or indirect compromise of these assets could have a material adverse impact on the Adviser and the Fund and their portfolio companies or obligors (as applicable).

Counterparty Risk

The Fund is subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or the Fund’s hedge counterparty in the case of OTC instruments) purchased by the Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivative transactions, the Fund assumes the risks that theses counterparties could experience financial or other hardships that could call into question their continued ability to perform their obligations. In the case of a default by the counterparty, the Fund could become subject to adverse market movements while replacement transactions are executed. The ability of the Fund to transact business with any one or number of counterparties, the possible lack of a meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. Furthermore, concentration of derivatives in any particular counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

The Adviser evaluates and monitors the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial or other difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceedings. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying assets. The Fund may obtain only a limited recovery or may obtain no recovery at all in such circumstances. In addition, regulations that were adopted by prudential regulators in 2019 require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that such counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Annual Report | September 30, 2023	65

Blackstone Floating Rate Enhanced Income Fund	Summary of Updated Information Regarding the Fund

September 30, 2023 (Unaudited)

Certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation.

Potential Conflicts of Interest Risk

The Adviser is subject to certain conflicts of interest in its management of the Fund. These conflicts arise primarily from the involvement of the Adviser, Blackstone Credit, Blackstone and their affiliates in other activities that may conflict with those of the Fund. The Adviser, Blackstone Credit, Blackstone and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Adviser, Blackstone Credit, Blackstone and their affiliates may engage in activities where the interests of certain divisions of the Adviser, Blackstone Credit, Blackstone and their affiliates or the interests of their clients may conflict with the interests of the Fund or the common shareholders. Other present and future activities of the Adviser, Blackstone Credit, Blackstone and their affiliates may give rise to additional conflicts of interest, which may have a negative impact on the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive firm-wide synergies that the Adviser may have potentially utilized for purposes of finding attractive investments. Additionally, Blackstone may limit a client and/or its portfolio companies from engaging in agreements with or related to companies in which any fund of Blackstone has or has considered making an investment or which is otherwise an advisory client of Blackstone and/or from time to time restrict or otherwise limit the ability of the Fund to make investments in or otherwise engage in businesses or activities competitive with companies or other clients of Blackstone, either as result of contractual restrictions or otherwise. Finally, Blackstone has in the past entered, and is likely in the future to enter, into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

As part of its regular business, Blackstone provides a broad range of services other than those provided by the Adviser, including investment banking, underwriting, capital markets syndication and advisory (including underwriting), placement, financial advisory, restructuring and advisory, consulting, asset/property management, mortgage servicing, insurance (including title insurance), monitoring, commitment, syndication, origination, servicing, management consulting and other similar operational and finance matters, healthcare consulting/brokerage, group purchasing, organizational, operational, loan servicing, financing, divestment and other services. In addition, Blackstone may provide services in the future beyond those currently provided. The Fund will not receive a benefit from the fees or profits derived from such services. In such a case, a client of Blackstone would typically require Blackstone to act exclusively on its behalf. This request may preclude all of Blackstone clients (including the Fund) from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its other businesses, Blackstone will likely come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of the personnel of Blackstone to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Adviser’s investment team that would be relevant to monitoring the Fund’s portfolio and other investment decisions. Additionally, there are expected to be circumstances in which one or more of certain individuals associated with Blackstone will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Blackstone has long term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships, and may decline to participate in a transaction as a result of such relationships. To the extent permitted by the 1940 Act and any applicable co-investment order from the SEC, the Fund may also co-invest with clients of Blackstone in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments. The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.

66	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Summary of Updated Information Regarding the Fund

September 30, 2023 (Unaudited)

Limitations on Transactions with Affiliates Risk

The 1940 Act limits the Fund’s ability to enter into certain transactions with certain of the Fund’s affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of or private equity fund managed by Blackstone, Blackstone Credit or any of their respective affiliates. However, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us. Although the Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, it may only do so in accordance with certain terms and conditions that limit the types of transactions the Fund may engage in.

Dependence on Key Personnel Risk

The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. In addition, individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals.

Prepayment Risk

During periods of declining interest rates, Borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to common shareholders. This is known as prepayment or “call” risk. Below investment grade instruments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Loans and the loans underlying CLOs in which the Fund invests typically do not have call protection after a certain period from initial issuance. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Inflation and Supply Chain Risk

Economic activity has continued to accelerate across sectors and regions. Nevertheless, due to global supply chain issues, a rise in energy prices and strong consumer demand, inflation has increased in the U.S. and globally. Inflation is likely to continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may continue to tighten in response. There can be no assurance that inflation will not become a serious problem in the future and have an adverse impact on the Fund's returns.

Portfolio Manager Information

There have been no changes in the portfolio management team responsible for day-to-day management of the Fund’s portfolio since the prior disclosure date.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund.

Annual Report | September 30, 2023	67

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2023 (Unaudited)

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

June 2023

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number and income

•     Assets and investment experience

•     Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

68	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2023 (Unaudited)

Questions?	Email us at PrivacyQueries@Blackstone.com
Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, Blackstone Floating Rate Enhanced Income Fund, Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit 2027 Term Fund, Blackstone Secured Lending Fund, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, and Blackstone Real Estate Income Master Fund.
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

•  open an account or give us your income information

•  provide employment information or give us your contact information

•  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

•  sharing for affiliates’ everyday business purposes—information about your creditworthiness

•  affiliates from using your information to market to you sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account — unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  Our affiliates include companies with a Blackstone name and financial companies such as Blackstone Credit and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Our joint marketing partners include financial services companies.

Annual Report | September 30, 2023	69

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2023 (Unaudited)

Other Important Information
California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Contact Us
If you have any questions or comments about this Privacy Notice, or if you would like us to update information we have about you or your preferences, please email us at PrivacyQueries@Blackstone.com or access our web form www.blackstone.com/privacy.

You also may write to:

Blackstone Inc.

Attn: Legal & Compliance

345 Park Avenue

New York, NY 10154

70	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2023 (Unaudited)

INVESTOR DATA PRIVACY NOTICE

Why are you seeing this notice?

•	You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers or management companies that are subsidiaries of Blackstone Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).
•	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).
•	“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information relating to an identified or identifiable individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).
•	We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’ / anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, branches, operations and entities globally, including as described at this link: https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA

•	For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner, manager and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).
•	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.
•	Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.
•	We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, please see the ‘Contact Us’ section.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

What personal data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment. The Personal Data we collect about you may include:

•	Contact information, such as name, e-mail and postal address, and phone number;
•	Demographic information, such as date and country of birth, gender, country of residence, nationality, and citizenship;
•	Government-issued identification numbers provided in connection with a subscription to Funds, such as Social Security number, driver’s license number, passport number, national identification number, and tax identification number;
•	Professional or employment-related information, such as the name of your employer or the organization you represent and your position;
•	Financial information, such as information related to your transactions with us or others, bank account details (e.g., account and routing number), financial account history, information concerning the source of funds used for investments, and details regarding your investment history (e.g., types and amounts of investments) assets, income, and financial returns and positions;
•	Investment preferences;

Annual Report | September 30, 2023	71

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2023 (Unaudited)

•	Information related to background checks (e.g., “know your client”, anti-money laundering and sanctions checks) and any information related to applicable restrictions on your investments, such as political exposure or sanctions;
•	Information collected in the context of monitoring and surveillance where permitted or required by applicable law, including recordings of telephone and video calls and CCTV; and

Other information you or the organization you represent choose to provide, such as through eligibility questionnaires and ongoing investor relations communications.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

Where do we obtain your personal data?

We collect Personal Data about you from a number of sources, including:

WHAT	HOW
Personal Data that you give us

•     From the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or Social Security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

•     When you provide it to us in correspondence and conversations, including electronic communications such as e-mail and telephone calls

•     When you make transactions with respect to the Fund

•     When you interact with our online platforms and websites (such as bxaccess.com)

•     When you purchase securities from us and/or tell us where to send money

•     From cookies, web beacons, and similar interactions when you or your devices access our sites

•     When we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

Personal Data we obtain from others

We obtain Personal Data from:

•     Publicly available and accessible directories and sources

•     Bankruptcy registers

•     Tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

•     Governmental and competent regulatory authorities to whom we have regulatory obligations

•     Credit agencies

•     Fraud prevention and detection agencies / organizations

•     Transaction counterparties

72	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2023 (Unaudited)

Why do we process your personal data?

We may process your Personal Data for the following reasons:

WHY	HOW
Contract

It is necessary to perform our contract with you to:

•     Administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds

•     Meet the resulting contractual obligations we have to you

•     Facilitate the continuation or termination of the contractual relationship between you and the Fund

•     Facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

•     Undertake our client and investor due diligence, and on-boarding checks

•     Carry out verification, “know your client”, terrorist financing, sanctions, and anti-money laundering checks

•     Verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

•     Comply with requests from regulatory, governmental, tax and law enforcement authorities

•     Carry out surveillance and investigations

•     Carry out audit checks

•     Maintain statutory registers

•     Prevent and detect fraud

•     Comply with sanctions requirements

Annual Report | September 30, 2023	73

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2023 (Unaudited)

Legitimate Interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

•     Manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

•     Assess and process any applications or requests made by you

•     Open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

•     Send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

•     Address or investigate any complaints, claims, proceedings or disputes

•      Provide you with, and inform you about, our investment products and services

•     Monitor and improve our relationships with investors

•     Comply with applicable prudential and regulatory obligations, including anti-money laundering, sanctions and “know your client” checks

•     Assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, “know your client”, terrorist financing, and sanctions checks)

•     Manage our risk and operations

•     Comply with our accounting and tax-reporting requirements

•     Comply with our audit requirements

•     Assist with internal compliance with our policies and processes

•     Ensure appropriate group management and governance

•     Keep our internal records

•     Prepare reports on incidents/accidents

•     Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

•     Analyze and manage commercial risks

•     Seek professional advice, including legal advice

•     Enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

•     Facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

•     Monitor communications to/from us using our systems

•     Fund-related vehicles

•     Protect the security and integrity of our information technology systems

•     Protect the security and safety of our buildings and locations where we operate

•     Operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

•     Manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent / agent banks

•     Monitor the operation of Fund distribution platforms, where these are operated by third parties or service providers

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by

Monitoring as described in ‘Legitimate Interests’ above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

74	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2023 (Unaudited)

Who we share your personal data with

We may share your Personal Data as follows:

Who	Why
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

•     To manage our relationship with you

•     For the legitimate interests of a third party in carrying out anti-money laundering, ‘know your client’, and other compliance checks required of them under applicable laws and regulations

•     For the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Distributors, Investment Advisers

•     Delivering the services you require

•     Managing your investment

•     Supporting and administering investment-related activities

•     Complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

•     To comply with applicable laws and regulations

•     Where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

•     Where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

•     Delivering and facilitating the services needed to support our business relationship with you (including cloud services)

•     Supporting and administering investment-related activities

•     Where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

•     Assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures

•     Sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers

•     Providing you with investment-related services

•     To comply with applicable legal and regulatory requirements

•     Supporting Blackstone with the purposes described in section 5 of this Data Privacy Notice

In exceptional circumstances, we will share your Personal Data with:

•	Competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in a country or territory; and
•	Other organizations and agencies – where we are required to do so by law.

Annual Report | September 30, 2023	75

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2023 (Unaudited)

Do you have to provide us with this personal data?

Where we collect Personal Data from you, we will indicate if:

•	Provision of the Personal Data is necessary for our compliance with a legal obligation; or
•	It is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your personal data internationally

We may transfer your Personal Data between different countries to recipients in countries other than the country in which the information was originally collected (including to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third-party service providers). Where you are based in the UK, the EU, or another country which imposes data transfer restrictions outside of its territory, this includes transfers outside of the UK and the European Economic Area (“EEA”) or that geographical area, to those countries in which our affiliates, group members, service providers and business partners operate. Those countries may not have the same data protection laws as the country in which you initially provided the information.

Where we transfer Personal Data outside of the UK, the EEA, or other territories subject to data transfer restrictions to other members of our group, our service providers or another third party recipient, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see the ‘Contact Us’ section for details.

Consent – and your right to withdraw it

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your Personal Data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in “Why do we process your Personal Data?” above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an e-mail at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, e-mail, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see the ‘Contact Us’ section for details).

Retention and deletion of your personal data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

•	Retain Personal Data about you throughout the life cycle of any investment you are involved in; and
•	Retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it. We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal / regulatory requirement, or business purpose, for retaining your Personal Data.

76	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2023 (Unaudited)

Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

•	Access your Personal Data
•	Restrict the use of your Personal Data in certain circumstances
•	Have incomplete or inaccurate Personal Data corrected
•	Ask us to stop processing your Personal Data
•	Require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organizations (where this is possible).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

Concerns or queries

We take your concerns very seriously. We encourage you to bring to our attention any concerns you have about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please see the ‘Contact Us’ section for details.

Please also contact us via any of the contact methods listed below if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

Annual Report | September 30, 2023	77

Blackstone Floating Rate Enhanced Income Fund	Privacy Procedures

September 30, 2023 (Unaudited)

Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by e-mail or access our web form by e-mailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: 345 Park Avenue, New York, NY 10154

A list of country specific addresses and contacts for locations where we operate is available at

https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA

Changes to this data privacy notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

78	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Approval of Investment Advisory Agreement

September 30, 2023 (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”) of the Blackstone Floating Rate Enhanced Income Fund (“the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (the “Agreement”) with its investment adviser, Blackstone Liquid Credit Strategies LLC (the “Adviser”). At a meeting (the “Contract Renewal Meeting”) held in person on May 24, 2023, the Board, including the Independent Trustees, considered, and unanimously approved, the continuation of the Agreement for an additional one-year term. To assist in its consideration, prior to the Contract Renewal Meeting, the Independent Trustees, through their Independent Legal Counsel (“Independent Counsel”) had requested, received and considered a variety of information, including information provided in response to a supplemental request (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the advisory arrangements for the Fund and other registered investment companies (the “Other Blackstone Funds”) in the same complex under the Board’s supervision. Each of the Other Blackstone Funds is a closed-end fund, rather than an interval fund such as the Fund. A presentation made by the Adviser to the Board at the Contract Renewal Meeting encompassed the Fund and the Other Blackstone Funds, certain portions of which are discussed below. In preparation for the Contract Renewal Meeting, the Independent Trustees met in person in a private session (the “Review Session”) prior to the Contract Renewal Meeting with Independent Counsel to review the Contract Renewal Information. No representatives of the Fund, the Adviser, or Fund management were present at the Review Session. In addition to the Contract Renewal Information, the Board received performance and other information since the Fund’s inception related to the services rendered by the Adviser to the Fund. The Board’s evaluation took into account the information received since the Fund’s inception and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to the Fund under the Fund’s Agreement.

Board Approval of the Continuation of the Agreement

In its deliberations regarding renewal of the Agreement, the Board, including the Independent Trustees, considered various actors, including those set forth below.

Nature, Extent and Quality of the Services Provided to the Fund under the Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided by the Adviser to the Fund under the Agreement. Specifically, the Board took into account the fact that the Adviser has a large and knowledgeable investment team, with one of the largest credit teams in the United States and globally, and has expanded its team and resources. The Adviser also explained to the Board its investment process, as well as its infrastructure and the operational teams that serve the Fund.

The Board also reviewed Contract Renewal Information regarding the Adviser’s compliance policies and procedures established pursuant to the 1940 Act and considered the compliance record for the Adviser and the Fund during the previous year and since its inception.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance record of the Adviser and certain of its affiliates and the financial resources of the corporate parent of the Adviser, Blackstone Inc., available to support the Adviser’s activities in respect of the Fund.

The Board considered the responsibilities of the Adviser under the Agreement, including the Adviser’s coordination and oversight of the services provided to the Fund by other unaffiliated parties.

In reaching its determinations regarding the continuation of the Agreement, the Board took into account that the Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

Fund Performance

Among other things, the Board received and considered information and analyses (the “Broadridge Performance Information”) comparing the performance of the Fund with a group of funds (the “Peer Group”) selected by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, primarily from the Morningstar CEF classification of Bank Loan (the “Morningstar Classification of Bank Loan”), which consisted of 31 closed-end funds. The Board was provided with a description of the methodology Broadridge used to select the Peer Group. For the Fund, a custom classification group (the “Custom Classification”) limited to interval funds only was created by Broadridge to provide comparisons relative to fixed-income interval funds within the bank loan, corporate bond, high-yield bond and multi-sector classifications. On May 17, 2023, each of the members of the Board participated in a video conference call with Broadridge regarding the Broadridge Performance Information, including its peer grouping methodology and reporting format. Representatives of the Adviser also participated on that call.

Annual Report | September 30, 2023	79

Blackstone Floating Rate Enhanced Income Fund	Approval of Investment Advisory Agreement

September 30, 2023 (Unaudited)

The Peer Group for the Fund consisted of eleven funds for the 1-, 3- and 5-year periods ended March 31, 2023 (such periods being hereinafter called the “1-year period”, the “3-year period” and the “5-year period”, respectively) with an emphasis on strategies that have high net historical portfolio allocations to bank loans. Unlike the Other Blackstone Funds, and all but two of the other Peer Group funds, the Fund is an interval fund. Broadridge noted the relatively limited number of interval funds compared to the closed-end fund or open-end fund universe for purposes of creating the Fund’s peer grouping. Only two interval funds (the “Comparable Interval Funds”) aligned with the Fund on a strategy and an asset size basis and, in order to have an adequately sized Peer Group for the Fund, Broadridge used the peer group for one of the Other Blackstone Funds, comprised solely of closed-end funds, and added the two Comparable Interval Funds. The Custom Classification for the Fund’s performance consisted of 25 interval funds with a total of 65 share classes employing various fixed income strategies, including 57 share classes for the 1-year period, 38 share classes for the 3-year period and 21 share classes for the 5-year period. The Board noted that it had received and discussed with the Adviser information at periodic intervals since the Fund’s inception comparing its performance against its benchmarks and its Peer Group funds. The Board also noted that it had received the return volatility and Sharpe ratio (a measure of risk-weighted return) of the Fund relative to its Peer Group and Custom Classification funds. In addition to the Fund’s performance relative to its Peer Group and Custom Classification, the Board received information on the Fund’s performance on an absolute basis and relative to its benchmark.

The Broadridge Performance Information comparing the Fund’s performance to that of its Peer Group based on NAV per share showed, among other things, the Fund’s return measured on a net basis ranked sixth among its Peer Group funds for the 1-year period; ranked fourth among its Peer Group funds for the 3-year period; and ranked third among its Peer Group funds for the 5- year period.1 The Fund’s net return was higher than the Peer Group median performance for each of the 1-, 3- and 5-year periods. The Fund’s Sharpe ratio ranked fourth, eighth and fourth, respectively, among the funds in its Peer Group for the 1-, 3- and 5-year periods. The Broadridge Performance Information comparing the Fund’s performance to that of the Custom Classification showed, among other things, that the Fund’s return, measured on a net basis, ranked 31st, 5th and 12th, respectively, among the Custom Classification funds for the 1-, 3- and 5-year periods and was worse than the Custom Classification median performance for the 1- and 5-year periods, but was better than the Custom Classification median performance for the 3-year period. The Fund’s performance also was worse than the performance of one of the two Comparable Interval Funds for the 1-year period, but better than the performance of all two of the Comparable Interval Funds for the 3- and 5- year periods. The Fund out-performed its benchmark for the 3-year period.

The Board also noted the credit review and other processes employed by the Adviser in managing the Fund’s investment portfolio, including that the Adviser had advised the Board that it continues to utilize a highly disciplined and repeatable investment approach with respect to the Fund.

The Board also noted that the particular limitations of its Peer Group, which included the Fund and the two Comparable Interval Funds, but otherwise was comprised completely of closed-end funds, and the Custom Classification, which included the Fund and other funds of varying sizes, and fixed income strategies, made meaningful performance comparisons difficult. Based on its review and considering other relevant factors, including those noted above, the Board concluded that the Fund’s performance was acceptable.

Management Fees and Expenses

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable by the Fund to the Adviser under the Agreement in light of the nature, extent and overall quality of the investment advisory and other services provided by the Adviser to the Fund. The Advisory Fee is payable monthly in an amount equal to 1.00% of the average daily value of the Fund’s net assets.

Additionally, the Board received and considered information and analyses (the “Broadridge Expense Information”) that Broadridge prepared, comparing, among other things, the Advisory Fee for the Fund and the Fund’s overall expenses with corresponding information contained in the Fund’s Peer Group and the Custom Classification. The comparisons were based upon the constituent funds’ latest fiscal years. The Board also noted that the allocation of both non-compensation and compensation expenses to the Fund increased year-over-year.

In its evaluation of the Advisory Fee and the Broadridge Expense Information for the Fund, the Board took into account the complexity of the Fund’s investment program, as well as the credit review and other processes the Adviser employs in managing the Fund’s investment portfolios, including the Adviser’s standing and reputation in the leveraged finance market and the strength of its trading and middle office and risk management support teams. The Board further noted that the relatively limited number of closed-end funds compared to the open-end fund universe and the even smaller number of interval funds aligned with the Fund in asset size and strategy posed particular challenges for concise peer grouping. The Board considered the Adviser’s belief that in making such peer comparisons, smaller funds, such as the Fund at the current time, may be disadvantaged versus larger funds that have greater opportunities for economies of scale. The Adviser provided, and the Board considered, expense information contained in the Broadridge Expense Information in support of this belief.

[1]	First in these performance rankings represents the fund with the best returns in the Peer Group, and last in these performance rankings represents the fund with the worst returns in the Peer Group, whether measured on a gross or net return basis.

80	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Approval of Investment Advisory Agreement

September 30, 2023 (Unaudited)

The eleven funds in the Fund’s Peer Group (which included both closed-end and interval funds) had average common share net assets ranging from $1.40 million to $809.89 million. Seven of the other funds were larger than the Fund and three were smaller. One Comparable Interval Fund was larger than the Fund and the other was smaller. The Broadridge Expense Information comparing the Fund’s total expenses to the Fund’s Peer Group showed, among other things, that the Fund’s actual Advisory Fee (i.e., giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Peer Group funds) ranked second among the Peer Group funds and was lower (i.e., better) than the Peer Group median for that expense component. The Fund’s expenses were ranked ninth among the Peer Group funds on a gross basis and ranked seventh among the Peer Group funds on a net basis. The Fund’s gross and net total expenses were higher (i.e., worse) than the Peer Group median for that expense component.

The funds within the Custom Classification consisted of 25 interval funds with a total of 65 share classes employing various fixed income strategies, including 57 share classes for the 1-year period, 38 share classes for the 3-year period and 21 share classes for the 5-year period. The Fund’s expenses were ranked twentieth and eleventh among the Custom Classification on a gross and net basis, respectively. In each case, the Fund’s gross and net total expenses were better than the Custom Classification median for that expense component. In addition, the aforementioned expense components were higher (i.e., worse) in the case of each Comparable Interval Fund than the Fund’s. The Board considered the limitations of the Fund’s Peer Group and Custom Classification comparisons.

The Board also considered Contract Renewal Information regarding fees (including sub-advisory fees) charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional commingled funds and exchange-traded funds. The Board was advised that the base fees paid by such institutional and other clients generally are lower, and may be significantly lower, than the Advisory Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is subject to heightened regulatory requirements relative to certain institutional clients; that the Fund requires additional resources for administration; and that the Adviser manages the leverage arrangements of the Fund and coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee for the Fund was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to such Fund under its Agreement.

Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to the Fund for each of the past two fiscal years, as well as a description of the methodology by which the Adviser calculates that profitability and any changes in the methodology since the prior year. In addition, the Board received Contract Renewal Information with respect to the Adviser’s revenue and cost allocation methodologies it used in preparing such profitability data. The Board determined that the Adviser’s profitability in providing investment advisory and other services to the Fund during the past year was at a level which was not considered excessive in light of the nature, extent and overall quality of such services.

Economies of Scale

The Board received Contract Renewal Information concerning whether the Adviser would realize economies of scale if assets grow. The Board noted that having the Fund enter into additional distribution channels should help with growth. The Board determined that to the extent economies of scale may be realized by the Adviser, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Other Benefits to the Adviser

The Board considered other benefits the Adviser and its affiliates receive as a result of the Adviser’s relationship with the Fund and did not regard such benefits as excessive.

* * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreement for a period of one additional year.

The Board did not identify any single factor it reviewed as being the principal factor in determining whether to approve continuation of the Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Trustees were advised by their Independent Counsel throughout the process. Prior to the Review Session and the Contract Renewal Meeting, the Independent Trustees received a memorandum as to their responsibilities from their Independent Counsel. Prior to voting, the Independent Trustees discussed the proposed continuation of the Agreement in a private session with their Independent Counsel at which no representatives of the Adviser or Fund management were present.

Annual Report | September 30, 2023	81

Blackstone Floating Rate Enhanced Income Fund	Trustees & Officers

September 30, 2023 (Unaudited)

Below is a list of the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, the Trustees, the Fund’s officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below. The SAI includes additional information about the board members and is available, without charge, upon request. Shareholders may call (888) 756-8443 or email BlackstoneShareholderRelations@Blackstone.com to request the SAI.

NON-INTERESTED TRUSTEES:

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
Jane M. Siebels Birth Year: 1960	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Since November 2021	Ms. Siebels was formerly a Consultant at Per4M and advises a small global equity hedge fund. Currently, she is the CEO of Homer Technology. Prior to 2019, she was CEO and CIO of Amber Asset Management, f/k/a Green Cay Asset Management.	4	Scotia Bank (Bahamas); Scotia Bank International (Bahamas); Scotia Trust (Bahamas); First Trust Bank (Bahamas); Global Innovation Fund; Amber Asset Management (until 2019)
Edward H. D’Alelio Birth Year: 1952	Trustee, Member of Audit and Nominating and Governance Committees	Since September 2017	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	4	Owl Rock Capital Corp. business development companies (“BDCs”) (7 portfolios overseen in Fund Complex)
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Since September 2017	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	4	Sisecam Resources LP (formerly, Ciner Resources LP) (master limited partnership) (until 2023)
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Since September 2017	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	EQ Premier VIP Trust; EQ Advisors Trust; 1290 Funds

82	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Trustees & Officers

September 30, 2023 (Unaudited)

INTERESTED TRUSTEE (3):

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Since Inception	Mr. Smith is a Senior Managing Director of Blackstone Credit and is Chairman of Liquid Credit Strategies. Mr. Smith joined Blackstone Credit from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	4	None

TRUSTEE EMERITUS

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
Michael F. Holland(4) Birth Year: 1944	Trustee Emeritus	Trustee from September 2017 – May 2022 Trustee Emeritus from May 2022 – May 2023	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	N/A	State Street Master Funds; Reaves Utility Income Fund; The China Fund, Inc. (until 2019)

Annual Report | September 30, 2023	83

Blackstone Floating Rate Enhanced Income Fund	Trustees & Officers

September 30, 2023 (Unaudited)

OFFICERS:
Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Since Inception	Mr. Smith is a Senior Managing Director of Blackstone Credit and is Chairman of Liquid Credit Strategies. Mr. Smith joined Blackstone Credit from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.
Gregory Roppa Birth Year: 1976	Chief Financial Officer and Treasurer	Since March 2022	Mr. Roppa is a Managing Director in the Global Fund Finance group of Blackstone, where he focuses on the accounting and financial reporting for certain entities within Blackstone Credit, Real Estate, and Insurance businesses. Before joining Blackstone in 2019, Mr. Roppa was the Director of Operations and Fund Accounting for Clinton Group Inc., an alternative asset management firm. Prior to that Mr. Roppa began his career in the financial services audit practice at Arthur Andersen LLP. Mr. Roppa received a B.S. in Accounting from Binghamton University, where he graduated cum laude. He is a Certified Public Accountant.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Since Inception	Mr. Zable is a Senior Managing Director and is the Global Head of Liquid Credit Strategies. Mr. Zable is also Senior Portfolio Manager of the U.S. closed-end funds within Blackstone Credit’s Liquid Credit Strategies business. Before joining Blackstone Credit in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.
Marisa Beeney Birth Year: 1970	Chief Legal Officer and Secretary	Since Inception	Ms. Beeney is a Senior Managing Director and General Counsel of Blackstone Credit. Before joining Blackstone Credit, she was with the finance group of DLA Piper. Ms. Beeney began her career at Latham & Watkins LLP working primarily on project finance and development transactions, as well as other structured credit products.

84	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Trustees & Officers

September 30, 2023 (Unaudited)

OFFICERS (continued):

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation During the Past Five Years
William Renahan Birth Year: 1969	Chief Compliance Officer	Since September 2022	Mr. Renahan is a Managing Director in the Legal and Compliance group of Blackstone. Before joining Blackstone in 2022, he was a Senior Managing Director and Chief Compliance Officer at Duff & Phelps Investment Management. Mr. Renahan previously served for approximately 13 years at Legg Mason and predecessor firms as a Managing Director and Senior Counsel. He was also previously an associate in the New York office of the law firm Battle Fowler LLP (which subsequently merged into Paul Hastings LLP). Mr. Renahan has been an active member of the Investment Company Institute (“ICI”) and served as Chairman of the ICI’s Closed-End Fund Committee from 2014-2018.
Valerie Naratil Birth Year: 1988	Public Relations Officer	Since February 2021	Ms. Naratil is a Principal of Blackstone Credit and a member of the Product Management team within Blackstone Credit’s Liquid Credit Strategies business. Before joining Blackstone Credit in 2014, Ms. Naratil worked at UBS Investment Bank, advising corporate clients across the Healthcare industry.

(1)	The address of each Trustee/Nominee, Trustee Emeritus and Officer, unless otherwise noted, is Blackstone Alternative Credit Advisors LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The “Fund Complex” consists of the Blackstone Credit Closed-End Funds, Blackstone Secured Lending Fund, Blackstone Private Credit Fund and Blackstone Alternative Multi-Strategy Fund.
(3)	“Interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.
(4)	Mr. Holland was a Trustee Emeritus of the Fund from May 25, 2022 through May 25, 2023.

Annual Report | September 30, 2023	85

Blackstone

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Thomas W. Jasper
Gary S. Schpero
Jane M. Siebels

Investment Manager
Blackstone Liquid Credit Strategies LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Custodian
UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, Missouri 64106

Transfer Agent
DST Systems, Inc.
333 W. 11th Street, 5th Floor
Kansas City, Missouri 64105

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Gregory Roppa
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President
and Assistant Secretary
Marisa Beeney
Chief Legal Officer and Secretary
William Renahan
Chief Compliance Officer
Valerie Naratil
Public Relations Officer

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Floating Rate Enhanced Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report (however, all or a portion of this report may be incorporated by reference into a prospectus).

Information on the Fund is available at www.bgflx.com.

1.844.702.1299 | WWW.BGFLX.COM

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 13.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees (the “Board”) has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board has designated Thomas W. Jasper as the registrant’s “audit committee financial expert.” Mr. Jasper is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2023 and September 30, 2022 were $107,850 and $104,250, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal years ended September 30, 2023 and September 30, 2022 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for the fiscal years ended September 30, 2023 and September 30, 2022 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $18,625 and $16,700, respectively.

(d)	All Other Fees: The aggregate fees billed for the fiscal years ended September 30, 2023 and September 30, 2022, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)	There were no non-audit services approved or required to be approved by the registrant’s audit committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2023 and September 30, 2022 were $18,625 and $16,700, respectively.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached as Exhibit 99.7, is a copy of the registrant’s proxy voting policies and procedures.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: September 30, 2023

Robert Zable is a Senior Managing Director and the Global Head of Blackstone Credit’s (defined below) Liquid Credit Strategies group (“LCS”). Prior to being appointed Global Head, Mr. Zable was Senior Portfolio Manager in charge of LCS’ U.S. CLO portfolios. Mr. Zable sits on the Global Syndicated Credit, US Syndicated Credit, Global Structured Credit and CLO Origination Investment Committees. Prior to joining Blackstone Credit, then known as GSO Capital Partners, in 2007 Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University and an M.B.A in Finance from The Wharton School at the University of Pennsylvania.

Daniel T. McMullen is a Senior Managing Director and the Head of Portfolio Management for Blackstone Credit’s LCS group. He is additionally the Senior Portfolio Manager for LCS’s U.S. loan separately managed accounts, commingled funds, and exchanged traded funds. Mr. McMullen sits on the Global Syndicated Credit, US Syndicated Credit and Global Structured Credit Investment Committees. Prior to joining Blackstone in 2002, Mr. McMullen worked at CIBC World Markets, most recently as a Director and Senior Investment Analyst for the structured investment vehicles managed by Trimaran Advisors, L. L. C. Prior to that, Mr. McMullen was a Director in the Investment Banking Firm at CIBC, specializing in the aerospace and defense industries. Before joining CIBC in 1996, Mr. McMullen was employed at The Chase Manhattan Bank where he worked in the Corporate Finance Healthcare Group. Mr. McMullen received a BA from the University of Rochester, where he graduated cum laude, and is a CFA charterholder.

Gordon McKemie is a Managing Director and a Portfolio Manager of the closed-end and exchange-traded funds in Blackstone Credit’s LCS group. Prior to joining Blackstone Credit, then known as GSO Capital Partners, in 2012 Mr. McKemie was an Associate in Leveraged Finance at Citigroup and an Assistant Vice President in high yield research at Barclays Capital. He began his career at Lehman Brothers. Mr. McKemie received a BBA with a concentration in Finance from the Goizueta Business School at Emory University and is a CFA charterholder.

Robert Post is a Managing Director and Head of US CLO Portfolio Management in Blackstone Credit’s LCS group. Mr. Post sits on the Global Syndicated Credit and US Syndicated Credit Investment Committees. Prior to joining Blackstone Credit, then known as GSO Capital Partners, in 2017, Mr. Post was a Junior Portfolio Manager at BlackRock, where his responsibilities included various leveraged loan and high yield mandates. Previously, Mr. Post was an Analyst at BMO Capital Markets, where he was involved with the ongoing monitoring and structuring of leveraged finance transactions. Mr. Post began his career at MetLife Investments as a credit analyst focused on corporate bonds. Mr. Post received a BA in Economics with a concentration in Financial Markets from Colby College.

(a)(2) As of September 30, 2023, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

As of September 30, 2023, Robert Zable managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$1,410 million	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	55	$27,982 million	55	$27,982 million
Other Accounts	1	$36 million	1	$36 million

As of September 30, 2023, Daniel T. McMullen managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$4,489 million	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$760 million	—	—
Other Accounts	17	$6,188 million	1	$26 million

As of September 30, 2023, Gordon McKemie managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	5	$5,899 million	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	—	—	—	—
Other Accounts	—	—	—	—

As of September 30, 2023, Robert Post managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$1,410 million	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	63	$31,542 million	63	$31,542 million
Other Accounts	1	$36 million	1	$36 million

Potential Conflicts of Interest

The purchase of Common Shares in the Fund involves a number of significant risks that should be considered before making any investment. The Fund and common shareholders will be subject to a number of actual and potential conflicts of interest involving Blackstone and Blackstone Credit (together, the “Firm”). In addition, as a consequence of Blackstone holding a controlling interest in Blackstone Credit and Blackstone’s status as a public company, the officers, directors, members, managers and employees of Blackstone Credit will take into account certain additional considerations and other factors in connection with the management of the business and affairs of the Fund that would not necessarily be taken into account if Blackstone were not a public company. The following discussion enumerates certain, but not all, potential conflicts of interest that should be carefully evaluated before making an investment in the Fund, but is not intended to be an exclusive list of all such conflicts. The Firm and its personnel may in the future engage in further activities that may result in additional conflicts of interest not addressed below. Any references to the Firm, Blackstone Credit, Blackstone or the Adviser in this section will be deemed to include their respective affiliates, partners, members, shareholders, officers, directors and employees, except that portfolio companies of managed clients shall only be included to the extent the context shall require and references to Blackstone Credit affiliates shall only be to affiliates operating as a part of Blackstone’s credit focused business group.

For purposes of this discussion and ease of reference, the following terms shall have the meanings as set forth below:

“Other Blackstone Credit Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Other Blackstone Credit Clients own interests) that Blackstone Credit may establish, advise or sub-advise from time to time and to which Blackstone Credit provides investment management or sub-advisory services (other than the Fund and any such funds and accounts in which the Fund has an interest), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone Credit to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided, that for the avoidance of doubt, “Other Blackstone Credit Clients” shall not include Blackstone Credit in its role as principal of any account, including any accounts for which Blackstone Credit or an affiliate thereof acts as an advisor.

“Blackstone Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Blackstone Clients own interests) that Blackstone may establish, advise or sub-advise from time to time and to which Blackstone provides investment management or sub-advisory services (other than the Fund, any such funds and accounts in which the Fund has an interest and Other Blackstone Credit Clients), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided that, for the avoidance of doubt, “Blackstone Clients” shall not include Blackstone in its role as principal of any account, including any accounts for which Blackstone or an affiliate thereof acts as an advisor.

“Other Clients” means, collectively, Other Blackstone Credit Clients and Blackstone Clients.

The Firm’s Policies and Procedures. The Firm has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Because the Firm has many different asset management and advisory businesses, including private equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Fund and the other business units at the Firm, the Firm has implemented certain policies and procedures (e.g., information wall policy) regarding the sharing of information that may from time to time reduce the positive synergies that the Fund expects to utilize for purposes of identifying and managing attractive investments. For example, the Firm will from time to time come into possession of material non-public information with respect to companies in which Other Clients may be considering making an investment. The information, which could be of benefit to the Fund, is likely to be restricted to those other respective businesses and otherwise be unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Fund to effectively achieve its investment objective by unduly limiting the investment flexibility of the Fund and/or the flow of otherwise appropriate information between the Adviser and other business units at the Firm. Personnel of the Firm may be unable, for example, to assist with the activities of the Fund as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of the Firm to share information internally. In addition, to the extent that the Firm is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Fund and the Adviser may also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Other Client has or has considered making an investment or which is otherwise a client of the Firm will from time to time restrict or otherwise limit the ability of the Fund and/or its obligors and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. The Firm may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Broad and Wide-Ranging Activities. The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm will engage in activities where the interests of certain divisions of the Firm or the interests of its clients will conflict with the interests of the common shareholders in the Fund. Other present and future activities of the Firm will give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner, subject to the limitations of the 1940 Act and the Board’s oversight. Common shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests. Investors should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests. In addition, the Adviser may in certain situations choose to obtain the consent of the Board with respect to any specific conflict of interest, including with respect to the approvals required under the 1940 Act and the Advisers Act. The Fund may enter into joint transactions or cross-trades with clients or affiliates of the Adviser to the extent permitted by the 1940 Act, the Advisers Act and any applicable co-investment order from the SEC. Subject to the limitations of the 1940 Act, the Fund may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other funds managed by Blackstone Credit.

Allocation of Personnel. The Adviser and its members, officers and employees will devote as much of their time to the activities of the Fund as they deem necessary to conduct its business affairs in an appropriate manner. By the terms of the investment advisory agreement, the Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. Firm personnel, including members of the investment committee, will work on other projects, serve on other committees and source potential investments for and otherwise assist the investment programs of Other Clients and their portfolio companies, including other investment programs to be developed in the future. Certain members of the Adviser’s investment team are also members of Other Clients’ investment teams and will continue to serve in those roles (which could be their primary responsibility) and as a result, not all of their business time will be devoted to Blackstone or the Fund. Certain non-investment professionals are not dedicated solely to the Fund and are permitted to perform work for Other Clients which is expected to detract from the time such persons devote to the Fund. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of such Other Clients of the Adviser. Time spent on these other initiatives diverts attention from the activities of the Fund, which could negatively impact the common shareholders. Furthermore, Blackstone Credit’s and the Adviser’s personnel derive financial benefit from these other activities, including fees and performance-based compensation. Firm personnel outside of Blackstone Credit may share in the fees and performance-based compensation from the Fund; similarly, Blackstone Credit personnel may share in the fees and performance-based compensation generated by Other Clients. These and other factors create conflicts of interest in the allocation of time by Firm personnel. Blackstone Credit’s determination of the amount of time necessary to conduct the Fund’s activities will be conclusive.

Outside Activities of Principals and Other Personnel and their Related Parties. Certain of the principals and employees of the Adviser will, in certain circumstances, be subject to a variety of conflicts of interest relating to their responsibilities to the Fund, Other Clients and their respective portfolio companies, and their outside personal or business activities, including as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the Fund, including if such other entities compete with the Fund for investment opportunities or other resources. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Fund. Although such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Fund, there can be no assurance that conflicts of interest between the interests of the Fund and Other Clients will be resolved favorably for the Fund. Furthermore, certain principals and employees of the Adviser may have a greater financial interest in the performance of such other funds or accounts than the performance of the Fund. Such involvement may create conflicts of interest in making investments on behalf of the Fund and such other funds and accounts. Also, Blackstone personnel, Firm employees, including employees of the Adviser, are generally permitted to invest in alternative investment funds, private equity funds, real estate funds, hedge funds and other investment vehicles, as well as engage in other personal trading activities relating to companies, assets, securities or instruments (subject to the Firm’s Code of Ethics requirements), some of which will involve conflicts of interests. Such personal securities transactions will, in certain circumstances, relate to securities or instruments which can be expected to also be held or acquired by Other Clients, the Fund, or otherwise relate to the obligors in which the Fund has or acquires a different principal investment (including, for example, with respect to seniority). There can be no assurance that conflicts of interest arising out of such activities will be resolved in favor of the Fund. Common shareholders will not receive any benefit from any such investments, and the financial incentives of such Firm personnel in such other investments could be greater than their financial incentives in relation to the Fund.

Additionally, certain employees and other professionals of the Firm may have family members or relatives employed by advisers and service providers (or their affiliates) or otherwise actively involved in industries and sectors in which the Fund invests, and/or have business, financial, personal or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be employees, officers, directors, personnel or owners of companies or assets that are actual or potential investments of the Fund or other counterparties of the Fund and its obligors and/or assets, or service providers of the Fund. Moreover, in certain instances, the Fund or its obligors can be expected to issue loans to or acquire securities from, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. These relationships also may influence Blackstone, the Adviser and/or Blackstone Credit in deciding whether to select or recommend certain service providers to perform services for the Fund or obligors (the cost of which will generally be borne directly or indirectly by the Fund or such obligors, as applicable) and to incentivize Blackstone to engage such service provider over a third party. The fees for services provided by such service providers may or may not be at the same rate charged by other third parties and the Firm undertakes no obligations to select service providers who may have lower rates. The Firm undertakes no minimum amount of benchmarking. To the extent the Firm does engage in benchmarking, it cannot be assured that such benchmarking will be accurate, comparable, or relate specifically to the assets or services to which such rates or terms relate. Whether or not the Firm has a relationship or receives financial or other benefit from recommending a particular service provider, there can be no assurance that no other service provider is more qualified to provide the applicable services or could provide such services at lesser cost. Notwithstanding the foregoing, investment transactions relating to the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund. To the extent that the Firm determines appropriate, conflict mitigation strategies can be expected to be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Firm.

Secondments and Internships. Certain personnel of the Firm and its affiliates, including consultants, will, in certain circumstances, be seconded to one or more portfolio companies, vendors, service providers and vendors or common shareholders or other investors of the Fund and Other Clients to provide finance, accounting, operation support, data management and other similar services, including the sourcing of investments for the Fund or other parties. The salaries, benefits, overhead and other similar expenses for such personnel during the secondment could be borne by the Firm and its affiliates or the organization for which the personnel are working or both. In addition, personnel of portfolio companies, vendors and service providers (including law firms and accounting firms) and common shareholders or other investors of the Fund and Other Clients will, in certain circumstances, be seconded to, serve internships at or otherwise provide consulting services to, the Firm, the Fund and its obligors, and Other Clients and its portfolio companies. While often the Fund, Other Clients and their obligors or portfolio companies (as applicable) are the beneficiaries of these types of arrangements, the Firm is from time to time a beneficiary of these arrangements as well, including in circumstances where the vendor, personnel or service provider or otherwise also provides services to the Fund, Other Clients, their obligors or respective portfolio companies (as applicable) or the Firm in the ordinary course. The Firm, the Fund, Other Clients or their obligors or respective portfolio companies (as applicable) could receive benefits from these arrangements at no cost, or alternatively could pay all or a portion of the fees, compensation or other expenses in respect of these arrangements. The management fee will not be reduced as a result of these arrangements or any fees, expense reimbursements or other costs related thereto and the Fund may not receive any benefit as a result of these arrangements. The personnel described above may provide services in respect of multiple matters, including in respect of matters related to the Firm, the Fund, Other Clients, portfolio companies, each of their respective affiliates and related parties, and the Firm will endeavor in good faith to allocate the costs of these arrangements, if any, to the Firm, the Fund, Other Clients, portfolio companies and other parties based on time spent by the personnel or another methodology the Firm deems appropriate in a particular circumstance.

Other Benefits. Blackstone Credit and its personnel and related parties will receive intangible and other benefits, discounts and perquisites arising or resulting from their activities on behalf of the Fund, the value of which will not reduce the management fees or incentive fees or otherwise be shared with the Fund, or its portfolio companies. For example, airline travel or hotel stays incurred as Fund expenses, as set forth in the investment advisory agreement (“Fund Expenses”), may result in “miles” or “points” or credit in loyalty or status programs, and certain purchases made by credit card will result in “credit card points”, “cash back” or rebates in addition to such loyalty or status program miles or points. Such benefits and/or amounts will, whether or not de minimis or difficult to value, inure exclusively to the benefit of Blackstone Credit, its affiliates or their personnel (and not the Fund and/or portfolio companies) even though the cost of the underlying service is borne as Fund Expenses or by its portfolio companies. (See also “- Service Providers, Vendors and Other Counterparties Generally” herein). Similarly, Blackstone Credit, its affiliates and their personnel and related persons also receive discounts on products and services provided by portfolio companies and/or customers or suppliers of such portfolio companies. Such other benefits or fees may give rise to conflicts of interest in connection with the Fund’s investment activities, and while the Adviser and Blackstone Credit will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Fund. (See also “—Obligor/Portfolio Company Service Providers and Vendors” and “—Obligor/Portfolio Company Relationships Generally” below.)

Senior Advisors, Industry Experts and Operating Partners. Blackstone Credit may engage and retain strategic advisers, consultants, senior advisors, executive advisers, industry experts, operating partners, deal sourcers, consultants and other similar professionals (which may include former employees of Blackstone and/or Blackstone Credit, as well as current employees of Blackstone’s and/or Blackstone Credit’s portfolio companies) (“Senior and Other Advisors”) who are not employees or affiliates of Blackstone Credit, including through joint ventures, investment platforms, other entities or similar arrangements, and who will, from time to time, receive payments from, or allocations of a profits interest with respect to, portfolio companies (as well as from Blackstone Credit or the Fund). In particular, in some cases, consultants, including those with a “Senior Advisor” title, have been and will be engaged with the responsibility to source and recommend transactions to Blackstone Credit or to undertake a build-up strategy to acquire and develop assets and businesses in a particular sector or involving a particular strategy, potentially on a full-time and/or exclusive basis and notwithstanding any overlap with the responsibilities of Blackstone Credit under the investment advisory agreement, the compensation to such consultants may be borne fully by the Fund and/or portfolio companies (with no reduction to the management fee payable by the Fund) and not Blackstone Credit. In such circumstances, such payments from, or allocations of a profits interest with respect to, portfolio companies and/or the Fund may, subject to applicable law, be treated as Fund Expenses and will not, even if they have the effect of reducing any retainers or minimum amounts otherwise payable by Blackstone Credit, be deemed paid to or received by Blackstone Credit, and such amounts will not reduce the management fees or incentive fees payable.

To the extent permitted by applicable law and/or any applicable SEC-granted exemptive or no-action relief, these Senior and Other Advisors often have the right or may be offered the ability to (i) co-invest alongside the Fund, including in the specific investments in which they are involved (and for which they may be entitled to receive performance-related incentive fees, which will reduce the Fund’s returns), (ii) otherwise participate in equity plans for management of any such portfolio company or (iii) invest directly in the Fund or in a vehicle controlled by the Fund subject to reduced or waived management fees and/or incentive fees, including after the termination of their engagement by or other status with the Firm. Such co-investment and/or participation generally will result in the Fund being allocated a smaller share of the applicable investment. Such co-investment and/or participation may vary by transaction and such participation may, depending on its structure, reduce the Fund’s returns. Additionally, and notwithstanding the foregoing, these Senior and Other Advisors, as well as other Blackstone Clients, may be (or have the preferred right to be) investors in Blackstone Credit’s portfolio companies (which, in some cases, may involve agreements to pay performance fees or allocate profits interests to such persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns) and/or Other Clients. Such Senior and Other Advisors, as well as other Blackstone Clients, may also, subject to applicable law, have rights to co-invest with the Fund on a side-by-side basis, which rights are generally offered on a no-fee/no-carried interest basis and generally result in the Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side participation. Senior and Other Advisors’ benefits described in this paragraph will, in certain circumstances, continue after termination of status as a Senior and Other Advisor.

The time, dedication and scope of work of, and the nature of the relationship with each of the Senior and Other Advisors vary considerably. In certain cases, they may advise Blackstone on transactions, provide Blackstone with industry-specific insights and feedback on investment themes, assist in transaction due diligence or make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles (and may be exclusive service providers to Blackstone) and serve as executives or directors on the boards of portfolio companies or contribute to the identification and origination of new investment opportunities. The Fund may rely on these Senior and Other Advisors to recommend Blackstone as a preferred investment partner, identify investments, source opportunities, and otherwise carry out its investment program, but there is no assurance that these advisers will continue to be involved with the Fund for any length of time. In certain instances, Blackstone has formal arrangements with these Senior and Other Advisors (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They are either compensated (including pursuant to retainers and expense reimbursement, and, in any event, pursuant to negotiated arrangements) by Blackstone, the Fund, and/or portfolio companies or otherwise uncompensated unless and until an engagement with a portfolio company develops. In certain cases, they have certain attributes of Blackstone “employees” (e.g., they can be expected to have dedicated offices at Blackstone, receive administrative support from Blackstone personnel, participate in general meetings and events for Blackstone personnel, work on Blackstone matters as their primary or sole business activity, service Blackstone exclusively, have Blackstone -related e-mail addresses and/or business cards and participate in certain benefit arrangements typically reserved for Blackstone employees, etc.) even though they are not considered Blackstone employees, affiliates or personnel for purposes of the investment advisory agreement between the Fund and Blackstone. Some Senior and Other Advisors may provide services only for the Fund and its obligors, while others may have other clients. Senior and Other Advisors could have conflicts of interest between their services for the Fund and its obligors, on the one hand, and themselves or other clients, on the other hand, and Blackstone is limited in its ability to monitor and mitigate these conflicts. Blackstone expects, where applicable, to allocate the costs of such Senior and Other Advisors to the Fund and/or applicable portfolio companies, and to the extent any such costs are allocated to the Fund, they would be treated as Fund Expenses. Payments or allocations to Senior and Other Advisors will not be reduced by the management fee, and can be expected to increase the overall costs and expenses borne indirectly by investors in the Fund. There can be no assurance that any of the Senior and Other Advisors, to the extent engaged, will continue to serve in such roles and/or continue their arrangements with Blackstone, the Fund and/or any portfolio companies for the duration of the relevant investments.

As an example of the foregoing, in certain investments through joint ventures, investment platforms, other entities or similar arrangements, the Fund will from time to time enter into an arrangement with one or more individuals (who may be former personnel of the Firm or current or former personnel of portfolio companies of the Fund or Other Clients, may have experience or capability in sourcing or managing investments, and may form a management team) to undertake a build-up strategy to acquire and develop assets and businesses in a particular sector or involving a particular strategy. The services provided by such individuals or relevant portfolio company, as the case may be, could include the following with respect to investments: origination or sourcing, due diligence, evaluation, negotiation, servicing, development, management (including turnaround) and disposition. The individuals or relevant portfolio company could be compensated with a salary and equity incentive plan, including a portion of profits derived from the Fund or a portfolio company or asset of the Fund, or other long-term incentive plans. Compensation could also be based on assets under management, a waterfall similar to a carried interest, respectively, or other similar metric. The Fund could initially bear the cost of overhead (including rent, utilities, benefits, salary or retainers for the individuals or their affiliated entities) and the sourcing, diligence and analysis of investments, as well as the compensation for the individuals and entity undertaking the build-up strategy. Such expenses could be borne directly by the Fund as Fund Expenses (or broken deal expenses, if applicable) or indirectly through expenditures by a portfolio company. None of the fees, costs or expenses described above will reduce the management fee.

In addition, the Adviser will, in certain circumstances, engage third parties as Senior and Other Advisors (or in another similar capacity) in order to advise it with respect to existing investments, specific investment opportunities, and economic and industry trends. Such Senior and Other Advisors may receive reimbursement of reasonable related expenses by portfolio companies or the Fund and may have the opportunity to invest in a portion of the equity and/or debt available to the Fund for investment that would otherwise be taken by the Adviser and its affiliates. If such Senior and Other Advisors generate investment opportunities on the Fund’s behalf, such Senior and Other Advisors may receive special additional fees or allocations comparable to those received by a third party in an arm’s length transaction and such additional fees or allocations would be borne fully by the Fund and/or portfolio companies (with no reduction to the management fee payable by the Fund) and not Blackstone Credit.

Multiple Firm Business Lines. The Firm has multiple business lines, including the Blackstone Capital Markets Group, which, subject to applicable law, Blackstone, Blackstone Credit, the Fund, Other Clients, portfolio companies of the Fund and Other Clients and third parties will, in certain circumstances, engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services. As a result of these activities, the Firm is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if it had one line of business. For example, the Firm may come into possession of information that limits the Fund’s ability to engage in potential transactions. Similarly, other Firm businesses and their personnel may be prohibited by law or contract from sharing information with Blackstone Credit that would be relevant to monitoring the Fund’s investments and other activities. Additionally, Blackstone, Blackstone Credit or Other Clients can be expected to enter into covenants that restrict or otherwise limit the ability of the Fund or its obligors and their affiliates to make investments in, or otherwise engage in, certain businesses or activities. For example, Other Clients could have granted exclusivity to a joint venture partner that limits the Fund and Other Clients from owning assets within a certain distance of any of the joint venture’s assets, or Blackstone, Blackstone Credit or an Other Client could have entered into a non-compete in connection with a sale or other transaction. These types of restrictions may negatively impact the ability of the Fund to implement its investment program. (See also “—Other Blackstone and Blackstone Credit Clients; Allocation of Investment Opportunities”). Finally, Blackstone and Blackstone Credit personnel who are members of the investment team or investment committee may be excluded from participating in certain investment decisions due to conflicts involving other Firm businesses or for other reasons, including other business activities in which case the Fund will not benefit from their experience. The common shareholders will not receive a benefit from any fees earned by the Firm or their personnel from these other businesses.

Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships and may decline to participate in a transaction as a result of one or more of such relationships (e.g., investments in a competitor of a client or other person with whom Blackstone has a relationship). The Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that the Firm may have or transactions or investments the Firm may make or have made. (See “—Other Blackstone and Blackstone Credit Clients; Allocation of Investment Opportunities” and “—Obligor/Portfolio Company Relationships Generally.”) Subject to the 1940 Act and any applicable co-investment order issued by the SEC, the Fund may also co-invest with clients of the Firm in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments. There can be no assurance that all potentially suitable investment opportunities that come to the attention of the Firm will be made available to the Fund.

Also, Blackstone may represent creditors or debtors in proceedings under Chapter 11 of the U.S. Bankruptcy Code or prior to such filings and may serve as advisor to creditor and equity committees. This involvement, for which Blackstone may from time to time be compensated, could limit or preclude the flexibility that the Fund would otherwise have to buy or sell certain assets, and may require that the Fund dispose of an investment at an inopportune time.

Finally, Blackstone and other Blackstone Clients could acquire shares in the Fund in the secondary market. Blackstone and other Blackstone Clients would generally have greater information than counterparties in such transactions, and the existence of such business could produce conflicts, including in the valuation of the Fund’s Investments.

Minority Investments in Asset Management Firms. Blackstone and Other Clients, including Blackstone Strategic Capital Holdings (“BSCH”) and its related parties, regularly make minority investments in alternative asset management firms that are not affiliated with Blackstone, the Fund, Other Clients and their respective portfolio companies, and which may from time to time engage in similar investment transactions, including with respect to purchase and sale of investments, with these asset management firms and their sponsored funds and portfolio companies. Typically, the Blackstone related party with an interest in the asset management firm would be entitled to receive a share of carried interest/performance based incentive compensation and net fee income or revenue share generated by the various products, vehicles, funds and accounts managed by that third party asset management firm that are included in the transaction or activities of the third party asset management firm, or a subset of such activities such as transactions with a Blackstone related party. In addition, while such minority investments are generally structured so that Blackstone does not “control” such third party asset management firms, Blackstone may nonetheless be afforded certain governance rights in relation to such investments (typically in the nature of “protective” rights, negative control rights or anti-dilution arrangements, as well as certain reporting and consultation rights) that afford Blackstone the ability to influence the firm. Although Blackstone and Other Clients, including BSCH, do not intend to control such third party asset management firms, there can be no assurance that all third parties will similarly conclude that such investments are non-control investments or that, due to the provisions of the governing documents of such third party asset management firms or the interpretation of applicable law or regulations, investments by Blackstone and Other Clients, including BSCH, will not be deemed to have control elements for certain contractual, regulatory or other purposes. While such third party asset managers may not be affiliated with the Fund within the meaning of the 1940 Act, Blackstone may, under certain circumstances, be in a position to influence the management and operations of such asset managers and the existence of its economic/revenue sharing interest therein may give rise to conflicts of interest. Participation rights in a third party asset management firm (or other similar business), negotiated governance arrangements and/or the interpretation of applicable law or regulations could expose the investments of the Fund to claims by third parties in connection with such investments (as indirect owners of such asset management firms or similar businesses) that may have an adverse financial or reputational impact on the performance of the Fund. The Fund, its affiliates and their respective obligors and portfolio companies may from time to time engage in transactions with, and buy and sell investments from, any such third party asset managers and their sponsored funds, and such transactions and other commercial arrangements between such third party asset managers and the Fund and its obligors are not subject to approval by the Board. There can be no assurance that the terms of these transactions between parties related to Blackstone, on the one hand, and the Fund and its obligors, on the other hand, will be at arm’s length or that Blackstone will not receive a benefit from such transactions, which can be expected to incentivize Blackstone to cause these transactions to occur. Such conflicts related to investments in and arrangements with other asset management firms will not necessarily be resolved in favor of the Fund. Shareholders will not be entitled to receive notice or disclosure of the terms or occurrence of either the investments in alternative asset management firms or transactions therewith and will not receive any benefit from such transactions. These conflicts related to investments in and arrangements with other asset management firms, will not necessarily be resolved in favor of the Fund.

Blackstone Policies and Procedures; Information Walls. Blackstone has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Some of these policies and procedures, such as Blackstone’s information wall policy, implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions, will reduce the synergies and collaboration across Blackstone’s various businesses that the Fund expects to draw on for purposes of identifying, pursuing and managing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, including private equity, growth equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Fund and the other business units at Blackstone, Blackstone has implemented certain policies and procedures (e.g., Blackstone’s information wall policy) regarding the sharing of information that have the potential to reduce the positive synergies and collaborations that the Fund could otherwise expect to utilize for purposes of identifying and managing attractive investments. For example, Blackstone will from time to time come into possession of material non-public information with respect to companies in which Other Clients may be considering making an investment or companies that are clients of Blackstone. As a consequence, that information, which could be of benefit to the Fund, might become restricted to those other respective businesses and otherwise be unavailable to the Fund. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Fund to effectively achieve its investment objective by unduly limiting the investment flexibility of the Fund and/or the flow of otherwise appropriate information between Blackstone Credit and other business units at Blackstone. For example, in some instances, personnel of Blackstone would be unable to assist with the activities of the Fund as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of Blackstone to share information internally. In addition, due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to purchase or sell an investment that it otherwise might have purchased or sold, which could negatively affect its operations.

In addition, to the extent that Blackstone is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Fund would also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Blackstone fund has or has considered making an investment or which is otherwise a client of Blackstone will from time to time restrict or otherwise limit the ability of the Fund and/or its obligors and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. Blackstone has in the past entered into, and reserves the right to enter into in the future, one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for the Fund, require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Data. The Firm receives, generates or obtains various kinds of data and information from the Fund, Other Clients and their obligors or portfolio companies (as applicable), including but not limited to data and information relating to business operations, financial information results, trends, budgets, energy usage, plans, ESG, and related metrics, customer and user data, employee and contractor data, supplier and cost data, and other related data and information some of which is sometimes referred to as alternative data or “big data.” The Firm can be expected to anticipate macroeconomic and other trends, and otherwise develop investment themes or identify specific investment, trading or business opportunities, as a result of its access to (and rights regarding) this data and information from the Fund, Other Clients and their obligors or portfolio companies (as applicable). The Firm has entered and will continue to enter into information sharing and use, measurements and other arrangements, which will give the Firm access to (and rights regarding, including ownership, use, distribution and derived works rights over) data that would not otherwise obtain in the ordinary course, with the Fund, Other Clients and their obligors or portfolio companies (as applicable), related parties and service providers. Although the Firm believes that these activities improve the Firm’s investment management activities on behalf of the Fund and Other Clients, information obtained from the Fund and its obligors also provides material benefits to Blackstone, Blackstone Credit or Other Clients without compensation or other benefit accruing to the Fund or common shareholders. For example, information from a portfolio company in which the Fund holds an interest can be expected to enable the Firm to better understand a particular industry and execute trading and investment strategies in reliance on that understanding for Blackstone, Blackstone Credit and Other Clients that do not own an interest in the portfolio company, typically without compensation or benefit to the Fund or its obligors. Further, data is expected to be aggregated across the Fund, Other Clients and their respective obligors/portfolio companies and, in connection therewith, Blackstone would serve as the repository for such data, including with ownership and use rights therein.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information or otherwise limit the scope and purpose of its use or distribution, and regulatory limitations on the use of material nonpublic information, the Firm is generally free to use and distribute data and information from the Fund’s activities to assist in the pursuit of the Firm’s various other activities, including but not limited to trading activities for the benefit of the Firm and/or an Other Client. Any confidentiality obligations in the operative documents do not limit the Firm’s ability to do so. For example, the Firm’s ability to trade in securities of an issuer relating to a specific industry may, subject to applicable law, be enhanced by information of a portfolio company in the same or related industry. Such trading or other business activities can be expected to provide a material benefit to the Firm without compensation or other benefit to the Fund or common shareholders.

The sharing and use of “big data” and other information presents potential conflicts of interest and the common shareholders acknowledge and agree that any benefits received by the Firm or its personnel (including fees, costs and expenses) will not reduce the management fees or incentive fees payable to the Adviser or otherwise be shared with the Fund or common shareholders. As a result, the Adviser has an incentive to pursue investments that have data and information that can be utilized in a manner that benefits the Firm or Other Clients.

Data Management Services. Blackstone or an affiliate of Blackstone formed in the future will provide data management services to portfolio companies and will provide such services directly to the Fund and Other Clients (collectively, “Data Holders”). Such services may include assistance with obtaining, analyzing, curating, processing, packaging, distributing, organizing, mapping, holding, transforming, enhancing, marketing and selling such data (among other related data management and consulting services) for monetization through licensing or sale arrangements with third parties and, subject to applicable law and the limitations in the investment advisory agreement and any other applicable contractual limitations, with the Fund, Other Clients, portfolio companies and other Blackstone affiliates and associated entities (including funds in which Blackstone and Other Clients make investments, and portfolio companies thereof). Where Blackstone believes appropriate, data from one Data Holder may be aggregated or pooled with data from other Data Holders. Any revenues arising from such aggregated or pooled data sets would be allocated between applicable Data Holders on a fair and reasonable basis as determined by Blackstone Credit in its sole discretion, with Blackstone Credit able to make corrective allocations should it determine subsequently that such corrections were necessary or advisable. Blackstone is expected to receive compensation for such data management services, which may include a percentage of the revenues generated through any licensing or sale arrangements with respect to the relevant data, and which compensation is also expected to include fees, royalties and cost and expense reimbursement (including start-up costs and allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses)), and will not offset the management fee or otherwise shared with the Fund or common shareholders. Additionally, Blackstone is expected to share and distribute the products from such Data Management Services within Blackstone or its affiliates (including Other Clients or their portfolio companies) at no charge and, in such cases, the Data Holders may not receive any financial or other benefit from having provided such data to Blackstone. The potential receipt of such compensation by Blackstone may create incentives for the Firm to cause the Fund to invest in portfolio companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.

Blackstone and Blackstone Credit Strategic Relationships. Blackstone and Blackstone Credit have entered, and it can be expected that Blackstone and Blackstone Credit in the future will enter, into strategic relationships with investors (and/or one or more of their affiliates) that involve an overall relationship with Blackstone or Blackstone Credit (which will afford such investor special rights and benefits) that could incorporate one or more strategies (including, but not limited to, a different sector and/or geographical focus) in addition to the Fund’s strategy (“Strategic Relationships”), with terms and conditions applicable solely to such investor and its investment in multiple Blackstone or Blackstone Credit strategies that would not apply to any other investor’s investment in the Fund. A Strategic Relationship often involves an investor agreeing to make a capital commitment to or investment in (as applicable) multiple Blackstone or Blackstone Credit funds, one of which may include the Fund. Common shareholders will not receive a copy of any agreement memorializing such a Strategic Relationship program (even if in the form of a side letter) and will be unable to elect in the “most-favored-nations” election process any rights or benefits afforded through a Strategic Relationship. Specific examples of such additional rights and benefits include, among others, specialized reporting, discounts or reductions on and/or reimbursements or rebates of management fees or carried interest, secondment of personnel from the investor to Blackstone or Blackstone Credit (or vice versa), rights to participate in the investment review and evaluation process, as well as priority rights or targeted amounts for co-investments alongside Blackstone Credit or Blackstone vehicles (including, without limitation, preferential or favorable allocation of co-investment and preferential terms and conditions related to co-investment or other participation in Blackstone or Blackstone Credit funds (including in respect of any carried interest and/or management fees to be charged with respect thereto, as well as any additional discounts, reductions, reimbursements or rebates with respect thereto or other penalties that may result if certain target co-investment allocations or other conditions under such arrangements are not achieved)). The co-investment that is part of a Strategic Relationship may include co-investment in investments made by the Fund. Blackstone, including its personnel (including Blackstone Credit personnel), reserve the right to receive compensation from Strategic Relationships, and may be incentivized to allocate investment opportunities away from the Fund to, or source investment opportunities for, Strategic Relationships. Strategic Relationships may therefore result in fewer co-investment opportunities (or reduced or no allocations) being made available to common shareholders, subject to the 1940 Act.

Buying and Selling Investments or Assets from Certain Related Parties. The Fund and its obligors may purchase investments or assets from or sell investments or assets to common shareholders, other obligors of the Fund, portfolio companies of Other Clients or their respective related parties. Purchases and sales of investments or assets between the Fund or its obligors, on the one hand, and common shareholders, other obligors of the Fund, portfolio companies of Other Clients or their respective related parties, on the other hand, are not, unless required by applicable law, subject to the approval of the Board or any common shareholder. These transactions involve conflicts of interest, as the Firm may receive fees and other benefits, directly or indirectly, from or otherwise have interests in both parties to the transaction, including different financial incentives Blackstone may have with respect to the parties to the transaction. For example, there can be no assurance that any investment or asset sold by the Fund to a common shareholder, other obligors of the Fund, portfolio company of Other Clients or any of their respective related parties will not be valued or allocated a sale price that is lower than might otherwise have been the case if such asset were sold to a third party rather than to a common shareholder, portfolio company of Other Clients or any of their respective related parties. The Firm will not be required to solicit third party bids or obtain a third party valuation prior to causing the Fund or any of its obligors to purchase or sell any asset or investment from or to a common shareholder, other obligors of the Fund, portfolio company of Other Clients or any of their respective related parties as provided above.

Other Firm Businesses, Activities and Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, from time to time, the Firm will provide services in the future beyond those currently provided. Common shareholders will not receive any benefit from any fees relating to such services.

In the regular course of its capital markets, investment banking, real estate advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to other transactions that are suitable for the Fund. In such a case, a Blackstone advisory client would typically require Blackstone to act exclusively on its behalf. Such advisory client requests may preclude all Blackstone-affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its capital markets, investment banking, advisory, real estate and other businesses, Blackstone comes into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of Blackstone personnel to use such information. For example, employees of Blackstone, from time to time, are prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there are expected to be circumstances in which one or more individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Fund to act as a participant in such transactions (as a buyer or financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).

The Fund may invest in securities of the same issuers as Other Clients, other investment vehicles, accounts and clients of the Firm and the Adviser. To the extent that the Fund holds interests that are different (or more senior or junior) than those held by such Other Clients, Blackstone Credit may be presented with decisions involving circumstances where the interests of such Other Clients are in conflict with those of the Fund. Furthermore, it is possible the Fund’s interest may be subordinated or otherwise adversely affected by virtue of such Other Clients’ involvement and actions relating to its investment.

In addition, the 1940 Act may limit the Fund’s ability to undertake certain transactions with its affiliates that are registered under the 1940 Act or regulated as business development companies under the 1940 Act. As a result of these restrictions, the Fund may be prohibited from executing “joint” transactions with such affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Blackstone Credit has received an exemptive order that permits certain funds, among other things, to co-invest with certain other persons, including certain affiliates of Blackstone Credit, and certain funds managed and controlled by Blackstone Credit and its affiliates subject to certain terms and conditions. In addition, other present and future activities of the Firm and its affiliates (including Blackstone Credit and the Adviser) will from time to time give rise to additional conflicts of interest relating to the Firm and its investment activities. In the event that any such conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that, subject to applicable law, conflicts will not necessarily be resolved in favor of the Fund’s interests.

Transactions with Clients of Blackstone Insurance Solutions. Blackstone Insurance Solutions (“BIS”) is a business unit of Blackstone that comprises two affiliated registered investment advisers. BIS provides investment advisory services to insurers (including insurance companies that are owned, directly or indirectly, by Blackstone or Other Clients, in whole or in part). Actual or potential conflicts of interest may arise with respect to the relationship of the Fund and its obligors with the funds, vehicles or accounts BIS advises or sub-advises, including accounts where an insurer participates in investments directly and there is no separate vehicle controlled by Blackstone (collectively, “BIS Clients”). BIS Clients have invested and are expected to continue investing in Other Clients and the Fund. BIS Clients may have investment objectives that overlap with those of the Fund or its obligors, and such BIS Clients may invest, as permitted by applicable law and the Fund’s exemptive relief, alongside the Fund or such obligors in certain investments, which will reduce the investment opportunities otherwise available to the Fund or such obligors. BIS Clients will also participate in transactions related to the Fund and/or its obligors (e.g., as originators, co-originators, counterparties or otherwise). Other transactions in which BIS Clients will participate include, without limitation, investments in debt or other securities issued by portfolio companies or other forms of financing to portfolio companies (including special purpose vehicles established by the Fund or such portfolio companies). When investing alongside the Fund or its obligors or in other transactions related to the Fund or its obligors, BIS Clients may or may not invest or divest at the same time or on the same terms as the Fund or the applicable obligors. BIS Clients may also from time to time acquire investments and obligors directly or indirectly from the Fund, as permitted by applicable law and the Fund’s exemptive relief. In circumstances where Blackstone Credit determines in good faith that the conflict of interest is mitigated in whole or in part through various measures that Blackstone or Blackstone Credit implements, Blackstone Credit or the Adviser may determine to proceed with the applicable transaction (subject to oversight by the Board and the applicable law to which the Fund is subject). In order to seek to mitigate any potential conflicts of interest with respect to such transactions (or other transactions involving BIS Clients), Blackstone may, in its discretion, involve independent members of the board of a portfolio company or a third-party stakeholder in the transaction to negotiate price and terms on behalf of the BIS Clients or otherwise cause the BIS Clients to “follow the vote” thereof, and/or cause an independent client representative or other third party to approve the investment or otherwise represent the interests of one or more of the parties to the transaction. In addition, Blackstone or the Adviser may limit the percentage interest of the BIS Clients participating in such transaction, or obtain appropriate price quotes or other benchmarks, or, alternatively, a third-party price opinion or other document to support the reasonableness of the price and terms of the transaction. BIS will also from time to time require the applicable BIS Clients participating in a transaction to consent thereto (including in circumstances where the Adviser does not seek the consent of the Board). There can be no assurance that any such measures or other measures that may be implemented by Blackstone will be effective at mitigating any actual or potential conflicts of interest.

Allocation of Portfolios. The Firm will, in certain circumstances, have an opportunity to acquire a portfolio or pool of assets, securities and instruments that it determines should be divided and allocated among the Fund and Other Clients. Such allocations generally would be based on the Firm’s assessment of the expected returns and risk profile of each of the assets. For example, some of the assets in a pool may have a return profile appropriate for the Fund, while others may have a return profile not appropriate for the Fund but appropriate for Other Clients. Also, a pool may contain both debt and equity instruments that the Firm determines should be allocated to different funds. In all of these situations, the combined purchase price paid to a seller would be allocated among the multiple assets, securities and instruments in the pool and therefore, subject to applicable law and the conditions of the Fund’s co-investment relief, among the Fund and Other Clients acquiring any of the assets, securities and instruments. Similarly, there will likely be circumstances in which the Fund and Other Clients will sell assets in a single or related transactions to a buyer. In some cases, a counterparty will require an allocation of value in the purchase or sale contract, though the Firm could determine such allocation of value is not accurate and should not be relied upon. The Firm will generally rely upon internal analysis to determine the ultimate allocation of value, though it could also obtain third party valuation reports. Regardless of the methodology for allocating value, the Firm will have conflicting duties to the Fund and Other Clients when they buy or sell assets together in a portfolio, including as a result of different financial incentives the Firm has with respect to different vehicles, most clearly when the fees and compensation, including performance-based compensation, earned from the different vehicles differ. There can be no assurance that an investment will not be valued or allocated a purchase price that is higher or lower than it might otherwise have been allocated if such investment were acquired or sold independently rather than as a component of a portfolio shared with Other Clients.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. From time to time, the Fund and the Other Clients can be expected to make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans, subject to the limitations of the 1940 Act. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that may be held by such entities. To the extent the Fund holds securities or loans that are different (including with respect to their relative seniority) than those held by an Other Client, the Adviser and its affiliates may be presented with decisions when the interests of the funds are in conflict. For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities or loans as to what actions the portfolio company should take. In addition, purchases or sales of securities or loans for the account of the Fund (particularly marketable securities) will be bunched or aggregated with orders for Other Clients, including other funds. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices will, in certain circumstances, be averaged, which may be disadvantageous to the Fund. Further conflicts could arise after the Fund and Other Clients have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the Other Clients were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired. Any applicable co-investment order issued by the SEC may restrict the Funds ability to participate in follow-on financings. Blackstone Credit may in its discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take. Such conflicts will be more difficult if the Fund and Other Clients hold significant or controlling interests in competing or different tranches of a portfolio company’s capital structure. Equity holders and debt holders have different (and often competing) motives, incentives, liquidity goals and other interests with respect to a portfolio company. In addition, there may be circumstances where Blackstone Credit agrees to implement certain procedures to ameliorate conflicts of interest that may involve a forbearance of rights relating to the Fund or Other Clients, such as where Blackstone Credit may cause the Fund or Other Clients to decline to exercise certain control- and/or foreclosure-related rights with respect to a portfolio company.

Further, the Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of the Board and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the outstanding voting securities of the Fund will be an affiliate of the Fund for purposes of the 1940 Act and generally the Fund will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board. However, the Fund may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between the Fund’s interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in the Fund’s best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board and, in some cases, the SEC.

In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund, and, subject to applicable law, a decision by Blackstone Credit to take any particular action could have the effect of benefiting an Other Client, Blackstone Credit and therefore may not have been in the best interests of, and may be adverse to, the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the same or similar transactions. The common shareholders will not receive any benefit from fees paid to any affiliate of the Adviser in respect of any Other Client’s investment in a portfolio company, to the extent permitted by the 1940 Act.

Related Financing Counterparties. The Fund can be expected to invest in companies or other entities in which Other Clients make an investment in a different part of the capital structure (and vice versa) subject to the requirements of the 1940 Act and the Fund’s co-investment order. The Adviser requests in the ordinary course proposals from lenders and other sources to provide financing to the Fund and its obligors. Blackstone Credit takes into account various facts and circumstances it deems relevant in selecting financing sources, including whether a potential lender has expressed an interest in evaluating debt financing opportunities, whether a potential lender has a history of participating in debt financing opportunities generally and with the Firm in particular, the size of the potential lender’s loan amount, the timing of the relevant cash requirement, the availability of other sources of financing, the creditworthiness of the lender, whether the potential lender has demonstrated a long-term or continuing commitment to the success of Blackstone, Blackstone Credit and their funds, and such other factors that Blackstone and Blackstone Credit deem relevant under the circumstances. The cost of debt alone is not determinative.

The Firm could have incentives to cause the Fund and its obligors to accept less favorable financing terms from a common shareholder, Other Clients, their portfolio companies, Blackstone, and other parties with material relationships with the Firm than it would from a third party. If the Fund or a portfolio company occupies a more senior position in the capital structure than a common shareholder, Other Client, their portfolio companies and other parties with material relationships with Blackstone, Blackstone could have an incentive to cause the Fund or portfolio company to offer more favorable financing terms to such parties. In the case of a related party financing between the Fund or its obligors, on the one hand, and Blackstone or Other Clients’ portfolio companies, on the other hand, to the extent permitted by the 1940 Act, the Adviser could, but is not obligated to, rely on a third party agent to confirm the terms offered by the counterparty are consistent with market terms, or the Adviser could instead rely on its own internal analysis, which the Adviser believes is often superior to third party analysis given the Firm’s scale in the market. If however any of the Firm, the Fund, an Other Client or any of their obligors or portfolio companies (as applicable) delegates to a third party, such as another member of a financing syndicate or a joint venture partner, the negotiation of the terms of the financing, the transaction will be assumed to be conducted on an arms-length basis, even though the participation of the Firm related vehicle impacts the market terms. For example, in the case of a loan extended to the Fund or a portfolio company by a financing syndicate in which an Other Client has agreed to participate on terms negotiated by a third party participant in the syndicate, it may have been necessary to offer better terms to the financing provider to fully subscribe the syndicate if the Other Client had not participated. It is also possible that the frequent participation of Other Clients in such syndicates could dampen interest among other potential financing providers, thereby lowering demand to participate in the syndicate and increasing the financing costs to the Fund. The Adviser does not believe either of these effects is significant, but no assurance can be given to common shareholders that these effects will not be significant in any circumstance. Unless required by applicable law, the Adviser will not seek any consent or approvals from common shareholders or the Board in the case of any of these conflicts.

The Firm could cause actions adverse to the Fund to be taken for the benefit of Other Clients that have made an investment more senior in the capital structure of a portfolio company than the Fund (e.g., provide financing to a portfolio company, the equity of which is owned by the Fund) and, vice versa, actions will, in certain circumstances, be taken for the benefit of the Fund and its obligors that are adverse to Other Clients. The Firm could seek to implement procedures to mitigate conflicts of interest in these situations such as (i) a forbearance of rights, including some or all non-economic rights, by the Fund or relevant Other Client (or their respective obligors or portfolio companies, as the case may be) by, for example, agreeing to follow the vote of a third party in the same tranche of the capital structure, or otherwise deciding to recuse itself with respect to both normal course ongoing matters (such as consent rights with respect to loan modifications in intercreditor agreements) and also decisions on defaults, foreclosures, workouts, restructurings and other similar matters, (ii) causing the Fund or relevant Other Client (or their respective obligors or portfolio companies, as the case may be) to hold only a non-controlling interest in any such portfolio company, (iii) retaining a third party loan servicer, administrative agent or other agent to make decisions on behalf of the Fund or relevant Other Client (or their respective obligors or portfolio companies, as the case may be), or (iv) create groups of personnel within the Firm separated by information barriers (which can be expected to be temporary and limited purpose in nature), each of which would advise one of the clients that has a conflicting position with other clients. As an example, to the extent an Other Client holds an interest in a loan or security that is different (including with respect to relative seniority) than those held by the Fund or its obligors, the Firm may decline to exercise, or delegate to a third party, certain control, foreclosure and other similar governance rights of the Other Client. In these cases, the Firm would generally act on behalf of one of its clients, though the other client would generally retain certain control rights, such as the right to consent to certain actions taken by the trustee or administrative or other agent of the investment, including a release, waiver, forgiveness or reduction of any claim for principal or interest; extension of maturity date or due date of any payment of any principal or interest; release or substitution of any material collateral; release, waiver, termination or modification of any material provision of any guaranty or indemnity; subordination of any lien; and release, waiver or permission with respect to any covenants. The efficacy of following the vote of third-party creditors will be limited in circumstances where the Fund or Other Client acquires all or substantially all of a relevant instrument, tranche or class of securities.

In connection with negotiating loans and bank financings in respect of Blackstone Credit-sponsored transactions, Blackstone Credit will generally obtain the right to participate (for its own account or an Other Client) in a portion of the financings with respect to such Blackstone Credit-sponsored transactions on the same terms negotiated by third parties with the Firm or other terms the Adviser determines to be consistent with the market. Although the Firm could rely on third parties to verify market terms, the Firm may nonetheless have influence on such third parties. No assurance can be given that negotiating with a third party, or verification of market terms by a third party, will ensure that the Fund and its obligors receive market terms.

In addition, it is anticipated that in a bankruptcy proceeding the Fund’s interests will likely be subordinated or otherwise adverse to the interests of Other Clients with ownership positions that are more senior to those of the Fund. For example, an Other Client that has provided debt financing to an investment of the Fund may take actions for its benefit, particularly if the Fund’s Investment is in financial distress, which adversely impact the value of the Fund’s subordinated interests.

Although Other Clients can be expected to provide financing to the Fund and its obligors subject to the requirements of the 1940 Act, there can be no assurance that any Other Client will indeed provide any such financing with respect to any particular Investment. Participation by Other Clients in some but not all financings of the Fund and its obligors may adversely impact the ability of the Fund and its obligors to obtain financing from third parties when Other Clients do not participate, as it may serve as a negative signal to market participants.

Any financing provided by a common shareholder or an affiliate to the Fund or a portfolio company is not a capital contribution to the Fund.

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. Blackstone Credit and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While Blackstone Credit will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by Blackstone Credit in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In any event, it is the policy of Blackstone Credit to allocate investment opportunities and sale opportunities on a basis deemed by Blackstone Credit, in its sole discretion, to be fair and equitable over time.

Conflicting Fiduciary Duties to Debt Funds. Other Clients include funds and accounts that make investments in senior secured loans, distressed debt, subordinated debt, high-yield securities, commercial mortgage-backed securities and other debt instruments. As discussed above, it is expected that these Other Clients or investors therein will be offered the opportunity, subject to applicable law, to provide financing with respect to investments made by the Fund and its obligors. The Firm owes a fiduciary duty and/or other obligations to these Other Clients as well as to the Fund and will encounter conflicts in the exercise of these duties and/or obligations. For example, if an Other Client purchases high-yield securities or other debt instruments of a portfolio company of the Fund, or otherwise occupies a senior (or other different) position in the capital structure of an investment relative to the Fund, the Firm will encounter conflicts in providing advice to the Fund and to these Other Clients with regard to appropriate terms of such high-yield securities or other instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies, among other matters. For example, in a bankruptcy proceeding, in circumstances where the Fund holds an equity investment in a portfolio company, the holders of such portfolio company’s debt instruments (which may include one or more Other Clients) may take actions for their benefit (particularly in circumstances where such portfolio company faces financial difficulties or distress) that subordinate or adversely impact the value of the Fund’s investment in such portfolio company. More commonly, the Fund could hold an investment that is senior in the capital structure, such as a debt instrument, to an Other Client. Although measures described above in “Related Financing Counterparties” above can mitigate these conflicts, they cannot completely eliminate them.

Similarly, certain Other Clients can be expected to invest in securities of publicly traded companies that are actual or potential investments of the Fund or its obligors. The trading activities of those vehicles may differ from or be inconsistent with activities that are undertaken for the account of the Fund or its obligors in any such securities or related securities. In addition, the Fund may not pursue an investment in a portfolio company otherwise within the investment strategy of the Fund as a result of such trading activities by Other Clients.

Other Blackstone and Blackstone Credit Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that the Adviser, Blackstone Credit and Blackstone provide investment management, advisory and sub-advisory services to the Fund and Other Clients.

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. Blackstone Credit and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While Blackstone Credit will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Adviser in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. In addition, certain investment opportunities that fall within the Fund’s investment objectives or strategy may be allocated in whole or in part (a) to Blackstone or Blackstone Credit itself, such as strategic investments made by Blackstone or Blackstone Credit itself (whether in financial institutions or otherwise), or (b) to Other Clients, such as Other Clients that have investment objectives or guidelines similar to or overlapping, in whole or in part, with the Fund to some extent, or pursue similar returns as the Fund but have a different investment strategy or objective.

Allocation Methodology Considerations

Blackstone Credit will share any investment and sale opportunities with such Other Clients and the Fund in accordance with the Advisers Act, and Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size.

Notwithstanding the foregoing, Blackstone Credit may also consider the following factors in making any allocation determinations (which determinations shall be on a basis that Blackstone Credit believes in good faith to be fair and reasonable), and such factors may result in a different allocation of investment and/or sale opportunities:

1.       the risk-return and target return profile of the proposed investment relative to the Fund’s and the Other Clients’ current risk profiles;

2.       the Fund’s and/or the Other Clients’ investment guidelines, restrictions, terms, objectives, parameters, limitations and other contractual provisions, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings;

3.       the need to re-size risk in the Fund’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Fund’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the Fund and Other Clients;

4.       liquidity considerations of the Fund and the Other Clients, including during a ramp-up or wind-down of one or more of the Fund or such Other Clients, proximity to the end of the Fund’s or Other Clients’ specified term or investment period, any redemption/withdrawal requests, anticipated future contributions and available cash;

5.       legal, tax, accounting, political, national security and other consequences;

6.       regulatory or contractual restrictions or consequences (including, without limitation, requirements under the 1940 Act and any related rules, orders, guidance or other authority applicable to the Fund or Other Blackstone Credit Clients);

7.       avoiding a de minimis or odd lot allocation;

8.       availability and degree of leverage and any requirements or other terms of any existing leverage facilities;

9.       the Fund’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector;

10.      the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Clients;

11.      the management of any actual or potential conflict of interest;

12.      with respect to investments that are made available to Blackstone Credit by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships which may not be available to the Fund and all Other Clients;

13.      available capital of the Fund and the Other Clients,

14.      primary and permitted investment strategies, guidelines, liquidity positions and requirements, and objectives of the Fund and the Other Clients, including, without limitation, with respect to Other Clients that expect to invest in or alongside other funds or across asset classes based on expected return (such as certain managed accounts with similar investment strategies and objectives),

15.      sourcing of the investment,

16.      the specific nature (including size, type, amount, liquidity, holding period, anticipated maturity and minimum investment criteria) of the investment,

17.      expected investment return,

18.      expected cash characteristics (such as cash-on-cash yield, distribution rates or volatility of cash flows),

19.      capital expenditure required as part of the investment,

20.      portfolio diversification and concentration concerns (including, but not limited to, whether a particular fund already has its desired exposure to the investment, sector, industry, geographic region or markets in question),

21.      relation to existing investments in a fund, if applicable (e.g., “follow on” to existing investment, joint venture or other partner to existing investment, or same security as existing investment),

22.      timing expected to be necessary to execute an investment,

23.      whether Blackstone Credit believes that allocating investment opportunities to an investor will help establish, recognize, strengthen and/or cultivate relationships that may provide indirectly longer-term benefits (including strategic, sourcing or similar benefits) to the Fund, Other Clients and/or Blackstone and

24.      any other considerations deemed relevant by Blackstone Credit in good faith.

Blackstone Credit shall not have any obligation to present any investment opportunity (or portion of any investment opportunity) to the Fund if Blackstone Credit determines in good faith that such opportunity (or portion thereof) should not be presented to the Fund for any one or a combination of the reasons specified above, or if Blackstone Credit is otherwise restricted from presenting such investment opportunity to the Fund.

In addition, Blackstone Credit has received an exemptive order from the SEC that permits certain existing and future funds regulated under the 1940 Act (each, a “Regulated Fund”) that are Other Blackstone Credit Clients, among other things, to co-invest with certain other persons, including certain affiliates of Blackstone Credit, and certain funds managed and controlled by Blackstone Credit and its affiliates, including the Fund and Other Blackstone Credit Clients, subject to certain terms and conditions. For so long as any privately negotiated investment opportunity falls within certain established investment criteria of one or more Regulated Funds, such investment opportunity shall also be offered to such Regulated Fund(s). In the event that the aggregate targeted investment sizes of the Fund, such Other Blackstone Credit Clients and such Regulated Fund(s) that are allocated an investment opportunity exceed the amount of such investment opportunity, allocation of such investment opportunity to each of the Fund, such Other Blackstone Credit Clients and Regulated Fund(s) will be reduced proportionately based on their respective “available capital” as defined in the exemptive order, which may result in allocation to the Fund in an amount less than what it would otherwise have been if such Regulated Fund(s) did not participate in such investment opportunity. The exemptive order also restricts the ability of the Fund (or any such Other Blackstone Credit fund) from investing in any privately negotiated investment opportunity alongside a Regulated Fund except at the same time and on same terms, as described in the exemptive order. As a result, the Fund may be unable to make investments in different parts of the capital structure of the same issuer in which a Regulated Fund has invested or seeks to invest, and Regulated Funds may be unable to make investments in different parts of the capital structure of the same issuer in which the Fund has invested or seeks to invest. The rules promulgated by the SEC under the 1940 Act, as well as any related guidance from the SEC and/or the terms of the exemptive order itself, are subject to change, and Blackstone Credit could undertake to amend the exemptive order (subject to SEC approval), obtain additional exemptive relief, or otherwise be subject to other requirements in respect of co-investments involving the Fund, any Other Blackstone Credit Client and any Regulated Funds, any of which may impact the amount of any allocation made available to Regulated Funds and thereby affect (and potentially decrease) the allocation made to the Fund.

Moreover, with respect to Blackstone Credit’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the Fund and one or more Other Clients (which allocations are to be made on a basis that Blackstone Credit believes in good faith to be fair and reasonable), Blackstone Credit and Blackstone have established general guidelines and policies, which it may update from time to time, for determining how such allocations are to be made, which, among other things, set forth principles regarding what constitutes “debt” or “debt-like” investments, criteria for defining “control-oriented equity” or “infrastructure” investments, guidance regarding allocation for certain types of investments (e.g., distressed energy) and other matters. In addition, certain Other Clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements. The application of those guidelines and conditions may result in the Fund or Other Clients not participating (and/or not participating to the same extent) in certain investment opportunities in which they would have otherwise participated had the related allocations been determined without regard to such guidelines and conditions and based only on the circumstances of those particular investments. Additionally, investment opportunities sourced by Blackstone Credit will be allocated in accordance with Blackstone’s and Blackstone Credit’s allocation policies, which may provide that investment opportunities will be allocated in whole or in part to other business units of the Firm on a basis that Blackstone and Blackstone Credit believe in good faith to be fair and reasonable, based on various factors, including the involvement of the respective teams from Blackstone Credit and such other business units. It should also be noted that investment opportunities sourced by business units of the Firm other than Blackstone Credit will be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from Blackstone Credit, the Fund and Other Blackstone Credit Clients.

When Blackstone Credit determines not to pursue some or all of an investment opportunity for the Fund that would otherwise be within the Fund’s objectives and strategies, and Blackstone or Blackstone Credit provides the opportunity or offers the opportunity to Other Clients, Blackstone or Blackstone Credit, including their personnel (including Blackstone Credit personnel), can be expected to receive compensation from the Other Clients, whether or not in respect of a particular investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to Blackstone Credit. As a result, Blackstone Credit (including Blackstone Credit personnel who receive such compensation) could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Other Clients. In addition, in some cases Blackstone or Blackstone Credit can be expected to earn greater fees when Other Clients participate alongside or instead of the Fund in an Investment.

Blackstone Credit makes good faith determinations for allocation decisions based on expectations that will, in certain circumstances, prove inaccurate. Information unavailable to Blackstone Credit, or circumstances not foreseen by Blackstone Credit at the time of allocation, will, in certain circumstances, cause an investment opportunity to yield a different return than expected. Conversely, an investment that Blackstone Credit expects to be consistent with the Fund’s objectives may fail to achieve them.

The Adviser may, but will be under no obligation to, provide co-investment opportunities relating to investments made by the Fund to common shareholders, Other Clients, and investors of such Other Clients, subject to the Fund’s exemptive relief and the 1940 Act. Such co-investment opportunities may be offered to such parties in the Adviser’s discretion, subject to the Fund’s exemptive relief. From time to time, Blackstone Credit may form one or more funds or accounts to co-invest in transactions with the Fund (or transactions alongside any of the Fund and one or more Other Clients). Furthermore, for the avoidance of doubt, to the extent that the Fund has received its target amount in respect of an investment opportunity, any remaining portion of such investment opportunity initially allocated to the Fund may be allocated to Other Clients or to co-investors in Blackstone Credit’s discretion pursuant to the Fund’s exemptive relief.

Orders may be combined for the Fund and all other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that Blackstone Credit or its affiliates consider equitable.

There may be circumstances, including in the case where there is a seller who is seeking to dispose of a pool or combination of assets, properties, securities or instruments, where the Fund and Other Clients participate, subject to applicable law, in a single or related transactions with a particular seller where certain of such assets, properties, securities or instruments are specifically allocated (in whole or in part) to any of the Fund and such Other Clients. The allocation of such specific items generally would be based on the Adviser’s determination of, among other things, the expected returns for such items, and in any such case the combined purchase price paid to a seller would be allocated among the multiple assets, properties, securities or instruments based on a determination by the seller, by a third-party valuation firm and/or by the Adviser and its affiliates. Additionally, it can be expected that the Firm will, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, that, among other things, provide for referral, sourcing or sharing of investment opportunities. Blackstone or Blackstone Credit may, in certain circumstances, pay management fees and performance-based compensation in connection with such arrangements. Blackstone or Blackstone Credit may also provide for or receive reimbursement of certain expenses incurred or received in connection with these arrangements, including diligence expenses and general overhead, administrative, deal sourcing and related corporate expenses. The amount of such reimbursements may relate to allocations of co-investment opportunities and increase if certain co-investment allocations are not made. While it is possible that the Fund will, along with the Firm itself, benefit from the existence of those arrangements and/or relationships, it is also possible that investment opportunities that would otherwise be presented to or made by the Fund would instead be referred (in whole or in part) to such third party, or, as indicated above, to other third parties, either as a contractual obligation or otherwise, resulting in fewer opportunities (or reduced allocations) being made available to the Fund and/or common shareholders. This means that co-investment opportunities that are sourced by the Fund may be allocated to investors that are not common shareholders. For example, a firm with which the Firm has entered into a strategic relationship may be afforded with “first-call” rights on a particular category of investment opportunities, although there is not expected to be substantial overlap in the investment strategies and/or objectives between the Fund and any such firm.

Certain Investments Inside the Fund’s Strategy that are not Pursued by the Fund. Under certain circumstances, Blackstone or Blackstone Credit can be expected to determine not to pursue some or all of an investment opportunity within the Fund’s strategy, including without limitation, as a result of business, reputational or other reasons applicable to the Fund, Other Clients, their respective obligors or portfolio companies or Blackstone. In addition, Blackstone Credit will, in certain circumstances, determine that the Fund should not pursue some or all of an investment opportunity, including, by way of example and without limitation, because the Fund has already invested sufficient capital in the investment, sector, industry, geographic region or markets in question, as determined by Blackstone Credit in its sole discretion, or the investment is not appropriate for the Fund for other reasons as determined by Blackstone Credit in its sole discretion. In any such case Blackstone or Blackstone Credit could, thereafter, offer such opportunity to other parties, including Other Clients or portfolio companies or limited partners or common shareholders of the Fund or Other Clients, joint venture partners, related parties or third parties. Any such Other Clients may be advised by a different Blackstone or Blackstone Credit business group with a different investment committee, which could determine an investment opportunity to be more attractive than Blackstone Credit believes to be the case. In any event, there can be no assurance that Blackstone Credit’s assessment will prove correct or that the performance of any investments actually pursued by the Fund will be comparable to any investment opportunities that are not pursued by the Fund. Blackstone and Blackstone Credit, including their personnel, may receive compensation from any such party that makes the investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to Blackstone Credit. In some cases, Blackstone or Blackstone Credit earns greater fees when Other Clients participate alongside or instead of the Fund in an Investment.

Cross Transactions. Situations may arise where certain assets held by the Fund may be transferred to Other Clients and vice versa. Such transactions will be conducted in accordance with, and subject to, the Adviser’s contractual obligations to the Fund and applicable law, including the 1940 Act and in accordance with the practices set out in “Other Conflicts” herein.

Fund Co-Investment Opportunities. As a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act and any applicable co-investment order issued by the SEC, the Fund may co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Fund and one or more of such Other Clients. Even if the Fund and any such Other Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

The Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Such order may restrict the Fund’s ability to enter into follow-on investments or other transactions. Pursuant to such order, the Fund may co-invest in a negotiated deal with certain affiliates of the Adviser or certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. The Fund may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.

Investments in Portfolio Companies Alongside Other Clients. From time to time, the Fund will co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for both the Fund and such Other Clients, as permitted by applicable law and/or any applicable SEC-granted order. Even if the Fund and any such Other Clients invest in the same securities or loans, conflicts of interest may still arise. For example, it is possible that as a result of legal, tax, regulatory, accounting, political, national security or other considerations, the terms of such investment (and divestment thereof) (including with respect to price and timing) for the Fund and such other funds and vehicles may not be the same. Additionally, the Fund and such Other Clients and/or vehicles will generally have different investment periods and/or investment objectives (including return profiles) and Blackstone Credit, as a result, may have conflicting goals with respect to the price and timing of disposition opportunities. Such Other Clients may also have certain governance rights for legal, regulatory or other reasons that the Fund will not have. As such, subject to applicable law and any applicable order issued by the SEC, the Fund and/or such Other Clients may dispose of any such shared investment at different times and on different terms.

Debt Financings in connection with Acquisitions and Dispositions. The Fund may, from time to time, provide financing as part of a third party purchaser’s bid for, or acquisition of, a portfolio entity or the underlying assets thereof owned by one or more Other Clients. This generally would include the circumstance where the Fund is making commitments to provide financing at or prior to the time such third party purchaser commits to purchase such investments or assets from one or more Other Clients. The Fund may also make investments and provide debt financing with respect to obligors in which Other Clients and/or affiliates hold or propose to acquire an interest, including when such investments or debt financing would result in the repayment of an Other Client’s existing investment. While the terms and conditions of any such arrangements will generally be at arm’s length and negotiated on a case by case basis, the involvement of the Fund and/or such Other Clients or affiliates may affect the terms of such transactions or arrangements and/or may otherwise influence the applicable management company’s decisions with respect to the management of the Fund and/or such Other Clients or the relevant portfolio company, as applicable, which may give rise to potential or actual conflicts of interest and which could adversely impact the Fund.

Firm Involvement in Financing of Third Party Dispositions by the Fund. The Fund may from time to time dispose of all or a portion of an investment by way of accepting a third-party purchaser’s bid where the Firm or one or more Other Clients is providing financing as part of such bid or acquisition of the investment or underlying assets thereof. This generally would include the circumstance where the Firm or one or more Other Clients is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from the Fund. Such involvement of the Firm or one or more Other Clients as such a provider of debt financing in connection with the potential acquisition of portfolio investments by third parties from the Fund may give rise to potential or actual conflicts of interest.

Material, Non-Public Information. Blackstone Credit will come into possession of confidential information with respect to an Issuer and other actual or prospective portfolio companies. Blackstone Credit can be restricted from buying, originating or selling securities, loans, or derivatives on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to confidential information in the possession of Blackstone Credit that might be relevant to an investment decision to be made for the Fund. In addition, Blackstone Credit, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other Clients, can choose to forego an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would otherwise be advantageous to the Fund.

In addition, affiliates of Blackstone Credit within Blackstone may come into possession of confidential information with respect to an issuer. Blackstone Credit may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund if the Firm deemed such restriction appropriate. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to confidential information in the possession of the Firm that might be relevant to an investment decision to be made by the Fund. Accordingly, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Break-up and other Similar Fees. Break-up or topping fees with respect to the Fund’s investments can be paid to Blackstone Credit. Alternatively, the Fund could receive the break-up or topping fees directly. Break-up or topping fees paid to Blackstone Credit or the Fund in connection with a transaction could be allocated, or not, to Other Clients or co-investment vehicles that invest (or are expected to invest) alongside the Fund, as determined by Blackstone Credit to be appropriate in the circumstances. Generally, Blackstone Credit would not allocate break-up or topping fees with respect to a potential investment to the Fund, an Other Client or co-investment vehicle unless such person would also share in broken deal expenses related to the potential investment. In the case of fees for services as a director of a portfolio company, the management fee will not be reduced to the extent any Firm personnel continues to serve as a director after the Fund has exited (or is in the process of exiting) the applicable portfolio company and/or following the termination of such employee’s employment with the Firm. For the avoidance of doubt, although the financial advisory and restructuring business of Blackstone has been spun out, to the extent any investment banking fees, consulting (including management consulting) fees, syndication fees, capital markets syndication and advisory fees (including underwriting fees), origination fees, servicing fees, healthcare consulting / brokerage fees, fees relating to group purchasing, financial advisory fees and similar fees for arranging acquisitions and other major financial restructurings, loan servicing and/or other types of insurance fees, operations fees, financing fees, fees for asset services, title insurance fees, data management and services fees or payments and other similar fees and annual retainers (whether in cash or in kind) are received by Blackstone, such fees will not be required to be shared with the Fund or the common shareholders and will not reduce the management fee payable by the Fund.

Broken Deal Expenses. Any expenses that may be incurred by the Fund for actual investments as described herein may also be incurred by the Fund with respect to broken deals (i.e., investments that are not consummated). Blackstone Credit is not required to and in most circumstances will not seek reimbursement of broken deal expenses (i.e., expenses incurred in pursuit of an investment that is not consummated) from third parties, including counterparties to the potential transaction or potential co-investors. Examples of such broken deal expenses include, but are not limited to, reverse termination fees, extraordinary expenses such as litigation costs and judgments, travel and entertainment expenses incurred, costs of negotiating co-investment documentation, and legal, accounting, tax, printing expenses, other due diligence and pursuit costs and expenses and broken deal expenses associated with services provided by portfolio companies. Any such broken deal expenses could, in the sole discretion of Blackstone Credit, be allocated solely to the Fund and not to Other Clients or co-investment vehicles that could have made the investment, even when the Other Client or co-investment vehicle commonly invests alongside the Fund in its investments or the Firm or Other Clients in their investments. In such cases, the Fund’s shares of expenses would increase. In the event broken deal expenses are allocated to an Other Client or a co-investment vehicle, Blackstone Credit will, in certain circumstances, advance such fees and expenses without charging interest until paid by the Other Client or co-investment vehicle, as applicable.

Other Firm Business Activities. The Firm, Other Clients, their obligors/portfolio companies, and personnel and related parties of the foregoing will receive fees and compensation, including performance-based and other incentive fees, for products and services provided to the Fund and its obligors, such as fees for asset management (including, without limitation, management fees and carried interest/incentive arrangements), development and property management; portfolio operations support (such as those provided by Blackstone’s Portfolio Operations Group; arranging, underwriting (including, without limitation, evaluation regarding value creation opportunities and ESG risk mitigation); syndication or refinancing of a loan or investment (or other additional fees, including acquisition fees, loan modification or other restructuring fees); servicing; loan servicing; special servicing; administrative services; advisory services on purchase or sale of an asset or company; advisory services; investment banking and capital markets services; treasury and valuation services; placement agent services; fund administration; internal legal and tax planning services; information technology products and services; insurance procurement; brokerage solutions and risk management services; data extraction and management products and services; fees for monitoring and oversight of loans or title insurance provided to portfolio companies or third parties; and other products and services (including but not limited to restructuring, consulting, monitoring, commitment, syndication, origination, organization and financing, and divestment services). For example, the Firm or Other Client may, directly or indirectly through a portfolio entity, from time to time acquire loans or other assets and/or Other Clients, and may receive syndication or other fees in connection therewith. Such parties will also provide products and services for fees to the Firm, Other Clients and their obligors/portfolio companies, and their personnel and related parties, as applicable, as well as third parties. Further, such parties could provide products and services for fees to the Fund, Other Clients and their obligors/portfolio companies in circumstances where third-party service providers are concurrently providing similar services to the Fund, Other Clients and their obligors/portfolio companies. Through its Innovations group, Blackstone incubates (or otherwise invests in) businesses that are expected to be introduced to, and therefore frequently provide goods and services to, the Fund (subject to the requirements of the 1940 Act and applicable guidance) and Other Clients and their obligors/portfolio companies, as well as other Firm-related parties and third parties. By contracting for a product or service from a business related to the Firm, the Fund and its obligors would provide not only current income to the business and its stakeholders, but could also create significant enterprise value in them, which would not be shared with the Fund or common shareholders and could benefit the Firm directly and indirectly. Also, the Firm, Other Clients and their obligors/portfolio companies, and their personnel and related parties may receive compensation or other benefits, such as through additional ownership interests or otherwise, directly related to the consumption of products and services by the Fund and its obligors. The Fund and its obligors will incur expense in negotiating for any such fees and services, which will be treated as Fund Expenses. In addition, the Firm may receive fees associated with capital invested by co-investors relating to investments in which the Fund participates or otherwise, in connection with a joint venture in which the Fund participates (subject to the 1940 Act) or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Firm performs services. Finally, the Firm and its personnel and related parties may also receive compensation in connection with origination activities, referrals and other related activities of such business incubated by the Blackstone Innovations group, and unconsummated transactions.

Blackstone Credit, Other Clients and their portfolio companies, and their affiliates, personnel and related parties could continue to receive fees, including performance-based or incentive fees, for the services described in the preceding paragraphs with respect to investments sold by the Fund or a portfolio company to a third party buyer after the sale is consummated. Such post-disposition involvement will give rise to potential or actual conflicts of interest, particularly in the sale process. Moreover, Blackstone Credit, Other Clients and their portfolio companies, and their affiliates, personnel and related parties may acquire a stake in the relevant asset as part of the overall service relationship, at the time of the sale or thereafter.

Blackstone Credit does not have any obligation to ensure that fees for products and services contracted by the Fund or its obligors are at market rates unless the counterparty is considered an affiliate of the Firm and given the breadth of the Firm’s investments and activities Blackstone Credit may not be aware of every commercial arrangement between the Fund and its obligors, on the one hand, and the Firm, Other Clients and their obligors/portfolio companies, and personnel and related parties of the foregoing, on the other hand.

Except as set forth above, the Fund and common shareholders will not receive the benefit (e.g., through a reduction to the management fee or otherwise) of any fees or other compensation or benefit received by Blackstone Credit, its affiliates or their personnel and related parties. (See also “—Service Providers, Vendors and Other Counterparties Generally” and “—Other Firm Business Activities.”)

Securities and Lending Activities. Blackstone, its affiliates and their related parties and personnel will from time to time participate in underwriting or lending syndicates with respect to current or potential portfolio companies, or may otherwise act as arrangers of financing, including with respect to the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by the Fund and its obligors, or otherwise in arranging financing (including loans) for such obligors or advise on such transactions. Such underwritings, financings or engagements may be on a firm commitment basis or may be on an uncommitted “best efforts” basis, and the underwriting or financing parties are under no duty to provide any commitment unless specifically set forth in the relevant contract. Blackstone can also be expected to provide, either alone or alongside third parties performing similar services, placement, financial advisory or other similar services to purchasers or sellers of securities (including in connection with primary offerings, secondary transactions and/or transactions involving special purpose acquisition companies), including loans or instruments issued by portfolio companies. There may also be circumstances in which the Fund commits to purchase any portion of such issuance from the portfolio company that a Blackstone broker-dealer intends to syndicate to third parties. As a result thereof, subject to the limitations of the 1940 Act, Blackstone may receive commissions or other compensation, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment vehicles. In certain cases, subject to the limitations of the 1940 Act, a Blackstone broker-dealer will, from time to time, act as the managing underwriter, or a member of the underwriting syndicate or broker for the Fund or its obligors, or as dealer, broker or advisor to a counterparty to the Fund or a portfolio company, and purchase securities from or sell securities to the Fund, Other Clients or obligors/portfolio companies of the Fund or Other Clients or advise on such transactions. Blackstone will also from time to time, on behalf of the Fund or other parties to a transaction involving the Fund or its obligors, effect transactions, including transactions in the secondary markets that result in commissions or other compensation paid to Blackstone by the Fund or its obligors or the counterparty to the transaction, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment vehicles. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, loan modification or restructuring fees, servicing fees, capital markets fees, advisory fees (including capital markets advisory fees), lending arrangement fees, asset/property management fees, insurance (including title insurance) fees and consulting fees, monitoring fees, commitment fees, syndication fees, origination fees, organizational fees, operational fees, loan servicing fees, and financing and divestment fees (or, in each case, rebates in lieu of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone, an Other Client or its portfolio companies are purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Fund. In addition, the management fee with respect to the Fund generally will not be reduced by such amounts. Therefore, Blackstone will from time to time have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions, discounts or other compensation from such other parties. The Board, in its sole discretion, will approve any transactions, subject to the limitations of the 1940 Act, in which a Blackstone broker-dealer acts as an underwriter, as broker for the Fund, or as dealer, broker or advisor, on the other side of a transaction with the Fund only where the Board believes that such transactions are appropriate for the Fund and, by investing in Common Shares, a common shareholder consents to all such transactions, along with the other transactions involving conflicts of interest described herein, to the fullest extent permitted by law.

Sales of loans or securities for the account of the Fund and its portfolio companies will from time to time be bunched or aggregated with orders for other accounts of the Firm including Other Clients. It could be impossible, as determined by Blackstone Credit in its sole discretion, to receive the same price or execution on the entire volume of securities sold, and the various prices will, in certain circumstances, therefore be averaged which may be disadvantageous to the Fund.

When Blackstone serves as underwriter with respect to securities of the Fund or its obligors, the Fund and such obligors could from time to time be subject to a “lock-up” period following the offering under applicable regulations during which time the Fund or portfolio company would be unable to sell any securities subject to the “lock-up.” This may prejudice the ability of the Fund and its obligors to dispose of such securities at an opportune time. In addition, Blackstone Capital Markets may serve as underwriter in connection with the sale of securities by the Fund or its obligors. Conflicts may arise because such engagement would result in Blackstone Capital Markets receiving selling commissions or other compensation in connection with such sale. (See also “—Obligor/Portfolio Company Relationships Generally” below.)

Blackstone and Blackstone Credit employees are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. The Fund will not receive any benefit from any such investments.

PJT Partners Inc. On October 1, 2015, Blackstone spun off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners Inc. (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While the combined business operates independently from Blackstone and is not an affiliate thereof, it is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest will arise in connection with transactions between or involving the Fund and its obligors, on the one hand, and PJT, on the other. The pre-existing relationship between Blackstone and its former personnel involved in financial and strategic advisory services at PJT, the overlapping ownership and co-investment and other continuing arrangements between PJT and Blackstone may influence Blackstone Credit to select or recommend PJT to perform services for the Fund or its obligors, the cost of which will generally be borne directly or indirectly by the Fund. Given that PJT is no longer an affiliate of Blackstone, Blackstone Credit and its affiliates will be free to cause the Fund and portfolio companies to transact with PJT generally without restriction under the applicable governing documents, notwithstanding the relationship between Blackstone and PJT.

Obligor/Portfolio Company Relationships Generally. The Fund’s obligors are expected to be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies of Other Clients or other Blackstone affiliates for the provision of goods and services, purchase and sale of assets and other matters. Although the Firm may determine that such agreements, transactions or other arrangements are consistent with the requirements of such Other Clients’ offering and/or governing agreements, such agreements, transactions or other arrangements may not have otherwise been entered into but for the affiliation with Blackstone Credit and/or Blackstone. These agreements, transactions or other agreements involve fees, commissions, servicing payments and/or discounts to Blackstone Credit, any Blackstone affiliate (including personnel) or a portfolio company, none of which reduce the management fee payable by the Fund). For example, the Firm may cause, or offer the opportunity to, portfolio companies to enter into agreements regarding group procurement (such as the group purchasing organization), benefits management, purchase of title and/or other insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company. Such agreements, transactions or other arrangements may be entered into without the consent or direct involvement of the Fund and/or such Other Client or the consent of the Board and/or the common shareholders of the Fund or such Other Client (including, without limitation, in the case of minority and/or non-controlling investments by the Fund in such portfolio companies or the sale of assets from one portfolio company to another) and/or such Other Client. In any such case, the Fund may not be involved in the negotiation process, and there can be no assurance that the terms of any such agreement, transaction or other arrangement will be as favorable to the Fund as otherwise would be the case if the counterparty were not related to the Firm.

In addition, it is possible that certain portfolio companies of Other Clients or companies in which Other Clients have an interest will compete with the Fund for one or more investment opportunities and/or engage in activities that may have adverse consequences on the Fund and/or its obligors. As an example of the latter, the laws and regulations of certain jurisdictions (e.g., bankruptcy, environmental, consumer protection and/or labor laws) may not recognize the segregation of assets and liabilities as between separate entities and may permit recourse against the assets of not just the entity that has incurred the liabilities, but also the other entities that are under common control with, or part of the same economic group as, such entity. In such circumstances, the assets of the Fund and/or its obligors may be used to satisfy the obligations or liabilities of one or more Other Clients, their portfolio companies and/or affiliates.

In addition, Blackstone and affiliates of Blackstone may also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors that fall within the Fund’s investment strategy, which may compete with the Fund for investment opportunities (it being understood that such arrangements may give rise to conflicts of interest that may not necessarily be resolved in favor of the Fund).

Certain portfolio companies may have established or invested in, or may in the future establish or invest in, vehicles that are managed exclusively by the portfolio company (and not the Fund or the Firm or any of its affiliates) and that invest in asset classes or industry sectors (such as cyber security) that fall within the Fund’s investment strategy. Such vehicles, which may not be considered affiliates of the Firm and would not be subject to the Firm’s policies and procedures, may compete with the Fund for investment opportunities. Portfolio companies and affiliates of the Firm may also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors (such as reinsurance) that may compete with the Fund for investment opportunities (it being understood that such arrangements may give rise to conflicts of interest that may not necessarily be resolved in favor of the Fund). Portfolio companies and affiliates of the Firm may also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors (such as reinsurance) that may compete with the Fund for investment opportunities (it being understood that such arrangements may give rise to conflicts of interest that may not necessarily be resolved in favor of the Fund). In addition, the Fund may hold non-controlling interests in certain portfolio companies and, as a result, such portfolio companies could engage in activities outside of the Fund’s control that may have adverse consequences on the Fund and/or its other obligors.

Blackstone has also entered into certain investment management arrangements whereby it provides investment management services for compensation to insurance companies including (i) FGL Holdings which was formerly known as Fidelity & Guaranty Life Insurance Company and was acquired by Fidelity National Financial Inc., and certain of its affiliates (“FGL”), (ii) Everlake Life Insurance Company and certain of its affiliates (“Everlake”) and (iii) certain subsidiaries of Corebridge Financial, Inc. (“Corebridge”), and (iv) certain subsidiaries of Resolution Life Group Holdings Ltd. (“Resolution Life”). As of the date of this report, Everlake is a portfolio entity of Other Blackstone Clients which involve investments across a variety of asset classes (including investments that may otherwise be appropriate for the Fund) and Blackstone has acquired a 9.9% equity interest in the parent company of Corebridge. As a result, in addition to the compensation Blackstone receives for providing investment management services to insurance companies in which Blackstone or an Other Blackstone Client owns an interest, in certain instances Blackstone receives additional compensation in its capacity as an indirect owner of such insurance companies and/or Other Blackstone Clients. In the future Blackstone will likely enter into similar arrangements with other portfolio companies of the Fund, Other Blackstone Clients or other insurance companies. Such arrangements may reduce the allocations of investments to the Fund, and Blackstone may be incentivized to allocate investments away from the Fund to the counterparties to such investment management arrangements or other vehicles/accounts to the extent the economic arrangements related thereto are more favorable to Blackstone relative to the terms of the Fund.

Further, obligors with respect to which the Fund may elect members of the board of directors or managing member could, as a result, subject the Fund and/or such directors or managing member to fiduciary obligations to make decisions that they believe to be in the best interests of any such portfolio company. Although in most cases the interests of the Fund and any such portfolio company will be aligned, this may not always be the case. This may create conflicts of interest between the relevant director’s or managing member’s obligations to any such portfolio company and its stakeholders, on the one hand, and the interests of the Fund, on the other hand. Although Blackstone Credit will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Fund.

Obligor/Portfolio Company Service Providers and Vendors. Subject to applicable law, the Fund, Other Clients, obligors/portfolio companies of each of the foregoing and Blackstone Credit can be expected to engage obligors/portfolio companies of the Fund and Other Clients to provide some or all of the following services: (a) corporate support services (including, without limitation, accounts payable, accounts receivable, accounting/audit (including valuation support services), account management, insurance, procurement, placement, brokerage, consulting, cash management, corporate secretarial services, domiciliation, data management, directorship services, finance/budget, human resources, information technology/systems support, internal compliance, know-your-client reviews and refreshes, judicial processes, legal, environmental due diligence support (e.g., review of property condition reports), operational coordination (i.e., coordination with JV partners, property managers), risk management, reporting, such as tax reporting, debt reporting or other), tax and treasury, tax analysis and compliance (e.g., CIT and VAT compliance), transfer pricing and internal risk control, treasury and valuation services); (b) loan services (including, without limitation, monitoring, restructuring and work-out of performing, sub-performing and nonperforming loans, administrative services, and cash management); (c) management services (i.e., management by a portfolio company, Blackstone affiliate or third party (e.g., a third-party manager) of operational services); (d) operational services (i.e., general management of day-to-day operations); (e) risk management (tax and treasury); (f) insurance procurement, placement, brokerage and consulting services; and (g) other services. Similarly, Blackstone Credit, Other Clients and their portfolio companies can be expected to engage obligors of the Fund to provide some or all of these services. Some of the services performed by portfolio company service providers could also be performed by Blackstone Credit from time to time and vice versa. Fees paid by the Fund or its obligors to the other portfolio company service providers do not reduce the management fee payable by the Fund and are not otherwise shared with the Fund. Portfolio company service providers described in this section are generally owned and controlled by one or more Other Clients. In certain instances, a similar company could be owned and controlled by Blackstone directly.

Obligors/portfolio companies of the Fund and Other Clients some of which can be expected to provide services to the Fund and its obligors include, without limitation, the following, and may include additional obligors that may be formed or acquired in the future:

BTIG. BTIG, LLC (“BTIG”) is a global financial services firm in which certain Blackstone entities own a strategic minority investment. BTIG provides institutional trading, investment banking, research and related brokerage services and may provide goods and services for the Fund or its obligors.

Optiv. Optiv Security, Inc. is a portfolio company held by certain Blackstone private equity funds that provides a full slate of information security services and solutions and may provide goods and services for the Fund and its obligors.

PSAV. PSAV, Inc. is a portfolio company held by certain Blackstone private equity funds that provides outsourced audiovisual services and event production and may provide goods and services for the Fund and its obligors.

Refinitiv. On October 1, 2018, a consortium led by Blackstone announced that private equity funds managed by Blackstone had completed an acquisition of Thomson Reuters’ Financial & Risk business (“Refinitiv”). On January 29, 2021, Refinitiv was sold to London Stock Exchange Group (“LSEG”), with Blackstone private equity funds receiving a minority stake in LSEG. Refinitiv operates a pricing service that provides valuation services and provides goods and services for the Fund and its obligors.

Kryalos. Blackstone through one or more Other Clients has made a minority investment in Kryalos Investments S.r.l. (“Kryalos”), an operating partner in certain real estate investments made by Other Clients. Kryalos may perform services for the Fund and its portfolio companies.

Peridot Financial Services (“Peridot”) and Global Supply Chain Finance (“GSCF”). Blackstone through one or more of its funds has made majority investments into Peridot and GSCF, which provide supply chain financing and accounts receivable services globally.

RE Tech Advisors (“RE Tech”). Blackstone through one or more of its funds has made a majority investment in RE Tech, an energy audit/consulting firm that identifies and implements energy efficiency programs, calculates return on investment and tracks performance post-completion. RE Tech is expected to perform services for the Fund, its obligors/portfolio companies and Other Clients.

Therma Holdings. Therma Holdings LLC is a portfolio company held by certain Blackstone private equity funds that provides carbon reduction and energy management services and may provide goods and services for the Fund and its obligors/portfolio companies.

Revantage. Revantage is a portfolio entity of certain Blackstone Clients that provides corporate support services, including, without limitation, accounting, legal, tax, treasury, information technology and human resources and operational services and management services.

The Fund and its obligors will compensate one or more of these service providers and vendors owned by the Fund or Other Clients, including through incentive based compensation payable to their management teams and other related parties. The incentive based compensation paid with respect to a portfolio company or asset of the Fund or Other Clients will vary from the incentive based compensation paid with respect to other portfolio companies and assets of the Fund and Other Clients; as a result the management team or other related parties can be expected to have greater incentives with respect to certain assets and portfolio companies relative to others, and the performance of certain assets and portfolio companies may provide incentives to retain management that also service other assets and portfolio companies. Some of these service providers and vendors owned or controlled by the Fund or Other Clients will charge the Fund and its obligors for goods and services at rates generally consistent with those available in the market for similar goods and services. The discussion regarding the determination of market rates under “Firm Affiliated Service Providers” herein applies equally in respect of the fees and expenses of the portfolio company service providers, if charged at rates generally consistent with those available in the market. Other service providers and vendors owned and/or controlled by the Fund or Other Clients pass through expenses on a cost reimbursement, no-profit or break-even basis, in which case the service provider allocates costs and expenses directly associated with work performed for the benefit of the Fund and its obligors to them, along with any related tax costs and an allocation of the service provider’s overhead, including any of the following: salaries, wages, benefits and travel expenses; marketing and advertising fees and expenses; legal, accounting and other professional fees and disbursements; office space (including, without limitation, rent and refurbishment costs and office space) and equipment; insurance premiums; technology expenditures, including hardware and software costs; costs to engage recruitment firms to hire employees; diligence expenses; one-time costs, including costs related to building-out and winding-down a portfolio company; costs that are of a limited duration or non-recurring (such as start-up or technology build-up costs, one-time technology and systems implementation costs, employee on-boarding and severance payments, and readiness of initial public offering and other infrastructure costs); taxes; and other operating and capital expenditures. Any of the foregoing costs (including in prior periods, such as where any such costs are amortized over an extended period), although allocated in a particular period, will, in certain circumstances, relate to activities occurring outside the period, and further will, in certain circumstances, be of a general and administrative nature that is not specifically related to particular services, and therefore the Fund could pay more than its pro rata portion of fees for services. The allocation of overhead among the entities and assets to which services are provided can be expected to be based on any of a number of different methodologies, including, without limitation, “cost” basis as described above, “time-allocation” basis, “per unit” basis, “per square footage” basis or “fixed percentage” basis, and the particular methodology used to allocate such overhead among the entities and assets to which services are provided are expected to vary depending on the types of services provided and the applicable asset class involved, and could, in certain circumstances, change from one period to another. There can be no assurance that a different manner of allocation would result in the Fund and its obligors bearing less or more costs and expenses. In certain instances, particularly where such service providers and vendors are located in Europe or Asia, such service providers and vendors will charge the Fund and its portfolio companies for goods and services at cost plus a percentage of cost for transfer pricing or other tax, legal, regulatory, accounting or other reasons. The Firm is not expected to perform or obtain benchmarking analysis or third-party verification of expenses with respect to services provided on a cost reimbursement, no profit or break even basis. There can be no assurances that amounts charged by portfolio company service providers that are not controlled by the Fund or Other Clients will be consistent with market rates or that any benchmarking, verification or other analysis will be performed with respect to such charges. In addition, while it is expected that the Fund or Other Clients will engage in long-term or recurring contracts with the obligor service providers, Blackstone Credit may not seek to benchmark or otherwise renegotiate the original fee arrangement for a significant period of time. If benchmarking is performed, the related expenses will be borne by the Fund, Other Clients and their respective obligors/portfolio companies and will not reduce the management fee. A portfolio company service provider will, in certain circumstances, subcontract certain of its responsibilities to other portfolio companies. In such circumstances, the relevant subcontractor could invoice the portfolio company for fees (or in the case of a cost reimbursement arrangement, for allocable costs and expenses) in respect of the services provided by the subcontractor. The portfolio company, if charging on a cost reimbursement, no-profit or break-even basis, would in turn allocate those costs and expenses as it allocates other fees and expenses as described above. Similarly, Other Clients, their portfolio companies and Blackstone Credit can be expected to engage portfolio companies of the Fund to provide services, and these portfolio companies will generally charge for services in the same manner described above, but the Fund and its obligors generally will not be reimbursed for any costs (such as start-up costs) relating to such portfolio companies incurred prior to such engagement. Some of the services performed by these service providers could also be performed by Blackstone Credit from time to time and vice versa. Fees paid by the Fund or its obligors to these service providers do not the offset or reduce the management fee payable to the Adviser.

Service Providers, Vendors and Other Counterparties Generally. Certain third party advisors and other service providers and vendors to the Fund and its obligors (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, title agents and investment or commercial banking firms) are owned by the Firm, the Fund or Other Clients or provide goods or services to, or have other business, personal, financial or other relationships with, the Firm, the Other Clients and their respective portfolio companies and affiliates and personnel. Such advisors and service providers referred to above may be investors in the Fund, affiliates of the Adviser, sources of financing and investment opportunities or co-investors or commercial counterparties or entities in which the Firm and/or Other Clients have an investment, and payments by the Fund and/or such entities may indirectly benefit the Firm, the Other Clients (including co-investment vehicles) and their respective portfolio companies or any affiliates or personnel. Also, advisors, lenders, investors, commercial counterparties, vendors and service providers (including any of their affiliates or personnel) to the Fund and its obligors could have other commercial or personal relationships with the Firm, Other Clients and their respective portfolio companies, or any affiliates, personnel or family members of personnel of the foregoing. Although the Firm selects service providers and vendors it believes are most appropriate in the circumstances based on its knowledge of such service providers and vendors (which knowledge is generally greater in the case of service providers and vendors that have other relationships to the Firm), the relationship of service providers and vendors to the Firm as described above will influence the Firm in deciding whether to select, recommend or form such an advisor or service provider to perform services for the Fund, subject to applicable law, or a portfolio company, the cost of which will generally be borne directly or indirectly by the Fund and can be expected to incentivize the Firm to engage such service provider over a third party, utilize the services of such service providers and vendors more frequently than would be the case absent the conflict, or to pay such service providers and vendors higher fees or commissions, resulting in higher fees and expenses being borne by the Fund, than would be the case absent the conflict. The incentive could be created by current income and/or the generation of enterprise value in a service provider or vendor; the Firm can be expected to also have an incentive to invest in or create service providers and vendors to realize on these opportunities. Blackstone has an incentive to use third party services providers who do so as a result of the indirect benefit to Blackstone and additional business for the related service providers and vendors. Fees paid by the Fund or its portfolio companies to or value created in these service providers and vendors do not offset or reduce Fund Fees payable by the Shareholders and are not otherwise shared with the Fund. In the case of brokers, Blackstone has a best execution policy that it updates from time to time to comply with regulatory requirements in applicable jurisdictions.

The Firm has a practice of not entering into any arrangements with advisors, vendors or service providers that provide lower rates or discounts to the Firm itself compared to those it enters into on behalf of the Fund and its obligors for the same services. However, legal fees for unconsummated transactions are often charged at a discounted rate, such that if the Fund and its obligors consummate a higher percentage of transactions with a particular law firm than the Firm, the Fund, Other Clients and their obligors/portfolio companies, shareholders could indirectly pay a higher net effective rate for the services of that law firm than the Firm, the Fund or Other Clients or their obligors/portfolio companies. Also, advisors, vendors and service providers often charge different rates or have different arrangements for different types of services. For example, advisors, vendors and service providers often charge fees based on the complexity of the matter as well as the expertise and time required to handle it. Therefore, to the extent the types of services used by the Fund and its obligors are different from those used by the Firm, Other Clients and their portfolio companies, and their affiliates and personnel, the Fund and its obligors can be expected to pay different amounts or rates than those paid by such other persons. Similarly, the Firm, the Fund, the Other Clients and their obligors/portfolio companies and affiliates can be expected to enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty will, in certain circumstances, charge lower rates (or no fee) or provide discounts or rebates for such counterparty’s products or services depending on the volume of transactions in the aggregate or other factors. (See also “Group Procurement; Discounts” herein.)

Subject to applicable law, the Fund, Other Clients and their obligors/portfolio companies are expected to enter into joint ventures with third parties to which the service providers and vendors described above will, in certain circumstances, provide services. In some of these cases, the third party joint venture partner may negotiate to not pay its pro rata share of fees, costs and expenses to be allocated as described above, in which case the Fund, Other Clients and their obligors/portfolio companies that also use the services of the portfolio company service provider will, directly or indirectly, pay the difference, or the portfolio company service provider will bear a loss equal to the difference.

The Firm may, from time to time, encourage service providers to funds and investments to use, generally at market rates and/or on arm’s length terms, the Firm-affiliated (and/or on the basis of best execution, if applicable), service providers in connection with the business of the Fund, obligors/portfolio companies, and unaffiliated entities. This practice provides an indirect benefit to the Firm in the form of added business for the Firm-affiliated service providers.

Certain obligors/portfolio companies that provide services to the Fund, Other Clients and/or obligors/portfolio companies or assets of the Fund and/or Other Clients may be transferred between and among the Fund and/or Other Clients (where the Fund may be a seller or a buyer in any such transfer) for minimal or no consideration (based on a third party valuation confirming the same). Such transfers may give rise to actual or potential conflicts of interest for Blackstone Credit.

Firm Affiliated Service Providers. Certain of the Fund’s, the Firm’s and/or obligor/portfolio companies’ advisers and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) also provide goods or services to, or have business, personal, financial or other relationships with, the Firm, its affiliates and portfolio companies. Such advisers and service providers (or their affiliates) may be investors in the Fund, affiliates of the Firm, sources of investment opportunities, co-investors, commercial counterparties and/or portfolio companies in which the Firm and/or the Fund has an investment. Accordingly, payments to such entities may indirectly benefit the Fund and/or its affiliates, including the Firm and Other Clients. In addition to the service providers (including obligor/portfolio company service providers) and vendors described above, the Fund and its obligors/portfolio companies will engage in transactions with one or more businesses that are owned or controlled by the Firm directly, not through one of its funds, including the businesses described below. These businesses will, in certain circumstances, also enter into transactions with other counterparties of the Fund and its obligors/portfolio companies, as well as service providers and vendors. The Firm could benefit from these transactions and activities through current income and creation of enterprise value in these businesses. No fees charged by these service providers and vendors will reduce the management fees payable to the Adviser. Furthermore, the Firm, the Other Clients and their portfolio companies and their affiliates and related parties will use the services of these Firm affiliates, including at different rates. Although the Firm believes the services provided by its affiliates are equal or better than those of third parties, the Firm directly benefits from the engagement of these affiliates, and there is therefore an inherent conflict of interest such as those described above.

Because the Firm has many different businesses, including the Blackstone Capital Markets Group, which Blackstone investment teams and portfolio companies may engage to provide underwriting and capital market advisory services, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would be subject if it had just one line of business. To the extent Blackstone determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Adviser. Service providers affiliated with the Firm, which are generally expected to receive competitive market rate fees (as determined by the Adviser or its affiliates) with respect to certain Investments, include:

Aquicore. Aquicore is a cloud-based platform that tracks, analyzes and predicts key metrics in real estate, focused on the reduction of energy consumption. Blackstone holds a minority investment in Aquicore.

●	Equity Healthcare. Equity Healthcare LLC (“Equity Healthcare”) is a Blackstone affiliate that negotiates with providers of standard administrative services for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, which include unaffiliated third parties, Equity Healthcare is able to negotiate pricing terms that are believed to be more favorable than those that the portfolio companies could obtain for themselves on an individual basis. The fees received by Equity Healthcare in connection with services provided to investments will not reduce the management fee payable by the Fund.

●	Refinitiv. See “—Obligor/Portfolio Company Service Providers and Vendors.”

In addition, Blackstone has acquired a 9.9% equity interest in the parent company of American International Group Inc.’s life and retirement business. As a result, in addition to the compensation Blackstone receives for providing investment management services to insurance companies in which Blackstone or an Other Blackstone Client owns an interest, in certain instances Blackstone receives additional compensation in its capacity as an indirect owner of such insurance companies and/or Other Blackstone Clients. Such arrangements may reduce the allocations of investments to the Fund, and Blackstone may be incentivized to allocate investments away from the Fund to the counterparties to such investment management arrangements or other vehicles/accounts to the extent the economic arrangements related thereto are more favorable to Blackstone relative to the terms of the Fund.

The Fund could participate alongside the Firm in the acquisition of a service provider. The Firm is expected to establish a valuation methodology in relation to any such sale or acquisition by the Fund of a service provider. In addition, before entering into any such transaction with respect to any such service provider, it is anticipated that the Firm will obtain any consents that may be required under the Advisers Act or other applicable laws or regulations.

Certain Blackstone-affiliated service providers and their respective personnel will receive a management promote, an incentive fee and other performance-based compensation in respect of investments, sales or other transaction volume. Furthermore, Blackstone-affiliated service providers may charge costs and expenses based on allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses).

In connection with such relationships, Blackstone Credit and, if required by applicable law, the Board, will make determinations of competitive market rates based on its consideration of a number of factors, which are generally expected to include Blackstone Credit’s experience with non-affiliated service providers, benchmarking data and other methodologies determined by Blackstone Credit to be appropriate under the circumstances (i.e., rates that fall within a range that Blackstone Credit has determined is reflective of rates in the applicable market and certain similar markets, though not necessarily equal to or lower than the median rate of comparable firms). In respect of benchmarking, while Blackstone Credit often obtains benchmarking data regarding the rates charged or quoted by third parties for services similar to those provided by Blackstone Credit affiliates in the applicable market or certain similar markets, relevant comparisons may not be available for a number of reasons, including, without limitation, as a result of a lack of a substantial market of providers or users of such services or the confidential or bespoke nature of such services (e.g., different assets may receive different services). In addition, benchmarking data is based on general market and broad industry overviews, rather than determined on an asset by asset basis. As a result, benchmarking data does not take into account specific characteristics of individual assets then invested in by the Fund (such as location or size), or the particular characteristics of services provided. Further, it could be difficult to identify comparable third-party service providers that provide services of a similar scope and scale as the Firm-affiliated service providers that are the subject of the benchmarking analysis. For these reasons, such market comparisons may not result in precise market terms for comparable services. Expenses to obtain benchmarking data will be borne by the Fund, Other Clients and their respective obligors/portfolio companies and will not reduce the management fee. To the extent the Fund or Other Clients engage in a long-term or recurring contract with a Blackstone-affiliated service provider, Blackstone Credit may not seek to benchmark or otherwise renegotiate the original fee arrangement for a significant period of time. Finally, in certain circumstances Blackstone Credit can be expected to determine that third party benchmarking is unnecessary, either because the price for a particular good or service is mandated by law (e.g., title insurance in rate regulated states) or because in Blackstone Credit’s view no comparable service provider offering such good or service exists or because Blackstone Credit has access to adequate market data to make the determination without reference to third party benchmarking. For example, certain portfolio companies may enter into an employer health program arrangement or similar arrangements with Equity Healthcare, a Blackstone affiliate that negotiates with providers of standard administrative services and insurance carriers for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, Equity Healthcare is able to negotiate pricing terms from providers that are believed to be more favorable than the companies could obtain for themselves on an individual basis. The payments made to Blackstone in connection with Equity Healthcare, group purchasing, insurance and benefits management will not reduce the management fee payable to the Adviser.

Advisers and service providers, or their affiliates, often charge different rates, including below-market or no fee, or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund and/or portfolio companies differ from those used by the Firm and its affiliates (including personnel), Blackstone Credit and/or Blackstone or their respective affiliates (including personnel) may pay different amounts or rates than those paid by the Fund and/or portfolio companies. However, Blackstone Credit and its affiliates have a longstanding practice of not entering into any arrangements with advisers or service providers that could provide for lower rates or discounts than those available to the Fund, Other Clients and/or portfolio companies for the same services. Furthermore, advisers and service providers may provide services exclusively to the Firm and its affiliates, including the Fund, Other Clients and their obligors/portfolio companies, although such advisers and service providers would not be considered employees of Blackstone or Blackstone Credit. Similarly, Blackstone, Blackstone Credit, each of their respective affiliates, the Fund, the Other Clients and/or their obligors/portfolio companies, may enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty may charge lower rates (or no fee) and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including volume of transactions entered into with such counterparty by the Firm, its affiliates, the Fund, the Other Clients and their obligors/portfolio companies in the aggregate.

In addition, investment banks or other financial institutions, as well as Blackstone employees, may also be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund. Blackstone has procedures in place reasonably designed to prevent the inappropriate use of such information by the Fund.

Transactions with Portfolio Companies. The Firm and obligors/portfolio companies of the Fund and Other Clients operate in multiple industries and provide products and services to or otherwise contract with the Fund and its obligors, among others. In the alternative, the Firm may form a joint venture with such a company to implement such referral arrangement. For example, such arrangements may include the establishment of a joint venture or other business arrangement between the Firm, on the one hand, and a portfolio company of the Fund, portfolio company of an Other Client or third party, on the other hand, pursuant to which the joint venture or business provides services (including, without limitation, corporate support services, loan management services, management services, operational services, ongoing account services (e.g., interacting and coordinating with banks generally and with regard to their know your client requirements), risk management services, data management services, consulting services, brokerage services, insurance procurement, placement, brokerage and consulting services, and other services) to obligors of the Fund (and portfolio companies of Other Clients) that are referred to the joint venture or business by the Firm. The Firm, the Fund and Other Clients and their respective obligors/portfolio companies and personnel and related parties of the foregoing can be expected to make referrals or introductions to obligors/portfolio companies of the Fund or Other Clients in an effort, in part, to increase the customer base of such companies or businesses (and therefore the value of the investment held by the Fund or Other Client, which would also benefit the Firm financially through its participation in such joint venture or business) or because such referrals or introductions will, in certain circumstances, result in financial benefits, such as cash payments, additional equity ownership, participation in revenue share and/or milestones benefitting the referring or introducing party that are tied or related to participation by the obligors/portfolio companies of the Fund and/or of Other Clients, accruing to the party making the introduction. Such joint venture or business could use data obtained from such portfolio entities (see “—Data” herein). The Fund and the common shareholders will not share in any fees, economics, equity or other benefits accruing to the Firm, Other Clients and their portfolio companies as a result of the introduction of the Fund and its obligors. Moreover, payments made to the Firm in connection with such arrangements will not reduce the management fee payable to the Adviser. There may, however, be instances in which the applicable arrangements provide that the Fund or its obligors share in some or all of any resulting financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) based on structures and allocation methodologies determined in the sole discretion of the Firm. Conversely, where the Fund or one of its obligors is the referring or introducing party, rather than receiving all of the financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) for similar types of referrals and/or introductions, such financial incentives (including, in some cases, equity ownership) may be similarly shared with the participating Other Clients or their respective portfolio companies.

The Firm may also enter into commercial relationships with third party companies, including those in which the Fund considered making an investment (but ultimately chose not to pursue). For example, the Firm may enter into an introducer engagement with such company, pursuant to which the Firm introduces the company to unaffiliated third parties (which may include current and former portfolio companies and portfolio companies of Other Clients and/or their respective employees) in exchange for a fee from, or equity interest in, such company. Even though the Firm may benefit financially from this commercial relationship, the Firm will be under no obligation to reimburse the Fund for Broken Deal Expenses incurred in connection with its consideration of the prospective investment and such arrangements will not be subject to the management fee payable to the Adviser and otherwise described herein.

Additionally, the Firm or an affiliate thereof will from time to time hold equity or other investments in companies or businesses that provide services to or otherwise contract with portfolio companies. Blackstone and Blackstone Credit have in the past entered (and can be expected in the future to enter) into relationships with companies in the information technology, corporate services and related industries whereby Blackstone acquires an equity or similar interest in such company. In connection with such relationships, Blackstone and/or Blackstone Credit may also make referrals and/or introductions to portfolio companies (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone and/or Blackstone Credit that are tied or related to participation by portfolio companies). Such joint venture or business could use data obtained from obligors of the Fund and/or portfolio companies of Other Clients. These arrangements may be entered into without the consent or direct involvement of the Fund. The Fund and the common shareholders will not share in any fees or economics accruing to Blackstone and/or Blackstone Credit as a result of these relationships and/or participation by portfolio companies.

With respect to transactions or agreements with portfolio companies (including, for the avoidance of doubt, long-term incentive plans), at times if officers unrelated to the Firm have not yet been appointed to represent a portfolio company, the Firm may negotiate and execute agreements between the Firm and/or the Fund on the one hand, and the portfolio company or its affiliates, on the other hand, without arm’s length representation of the portfolio company, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm can be expected to use to mitigate such conflicts are to involve outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms, or establish separate groups with information barriers within the Firm to advise on each side of the negotiation.

Related Party Leasing. Subject to applicable law, the Fund and its obligors will, in certain circumstances, lease property to or from Blackstone, Other Clients and their portfolio companies and affiliates and other related parties. The leases are generally expected to, but may not always, be at market rates. Blackstone may confirm market rates by reference to other leases it is aware of in the market, which Blackstone expects to be generally indicative of the market given the scale of Blackstone’s real estate business and with regard to other decisions related to such assets and investments. Blackstone can be expected to, but may not always, nonetheless have conflicts of interest in making these determinations, and with regard to other decisions related to such assets and investments. There can be no assurance that the Fund and its obligors will lease to or from any such related parties on terms as favorable to the Fund and its obligors as would apply if the counterparties were unrelated.

Cross-Guarantees and Cross-Collateralization. While Blackstone Credit generally seeks to use reasonable efforts to avoid cross-guarantees and other similar arrangements, a counterparty, lender or other participant in any transaction to be pursued by the Fund (other than alternative investment vehicles) and/or the Other Clients may require or prefer facing only one fund entity or group of entities, which may result in any of the Fund, such Other Clients, the portfolio companies, such Other Clients’ portfolio companies and/or other vehicles being jointly and severally liable for such applicable obligation (subject to any limitations set forth in the applicable partnership agreements or other governing documents thereof), which in each case may result in the Fund, such Other Clients, such portfolio companies, and/or vehicles entering into a back-to-back or other similar reimbursement agreement, subject to applicable law. In such situation, better financing terms may be available through a cross-collateralized arrangement, but it is not expected that any of the Fund or such Other Clients or vehicles would be compensated (or provide compensation to the other) for being primarily liable vis-à-vis such third party counterparty. Also, it is expected that cross-collateralization will generally occur at portfolio companies rather than the Fund for obligations that are not recourse to the Fund except in limited circumstances such as “bad boy” events. Any cross-collateralization arrangements with Other Clients could result in the Fund losing its interests in otherwise performing investments due to poorly performing or non-performing investments of Other Clients in the collateral pool or such persons otherwise defaulting on their obligations under the terms of such arrangements.

Similarly, a lender could require that it face only one portfolio company of the Fund and Other Clients, even though multiple obligors of the Fund and Other Clients benefit from the lending, which will typically result in (i) the portfolio company facing the lender being solely liable with respect to the entire obligation, and therefore being required to contribute amounts in respect of the shortfall attributable to other portfolio companies, and (ii) obligors of the Fund and Other Clients being jointly and severally liable for the full amount of the obligation, liable on a cross-collateralized basis or liable for an equity cushion (which cushion amount may vary depending upon the type of financing or refinancing (e.g., cushions for refinancings may be smaller)). The obligor/portfolio companies of the Fund and Other Clients benefiting from a financing may enter into a back-to-back or other similar reimbursement agreements to ensure no obligor/portfolio company bears more than its pro rata portion of the debt and related obligations. It is not expected that the obligors/portfolio companies would be compensated (or provide compensation to other portfolio companies) for being primarily liable, or jointly liable, for other portfolio companies pro rata share of any financing.

Group Procurement; Discounts. The Fund (subject to applicable law) and certain portfolio companies will enter into agreements regarding group procurement (including, but not limited to, CoreTrust, an independent group purchasing organization), benefits management, purchase of title and/or other insurance policies (which can be expected to include brokerage or placement thereof, and will from time to time be pooled across portfolio companies and discounted due to scale, including through sharing of deductibles and other forms of shared risk retention from a third party or an affiliate of Blackstone Credit and/or Blackstone, and other operational, administrative or management related initiatives. The Firm will allocate the cost of these various services and products purchased on a group basis among the Fund, Other Clients and their obligors/portfolio companies. Some of these arrangements result in commissions, discounts, rebates or similar payments to Blackstone Credit and/or Blackstone or their affiliates (including personnel), or Other Clients and their portfolio companies, including as a result of transactions entered into by the Fund and its obligors and/or related to a portion of the savings achieved by the obligors. Such commissions or payment will not reduce the management fee. The Firm can be expected to also receive consulting, usage or other fees from the parties to these group procurement arrangements. To the extent that a portfolio company of an Other Client is providing such a service, such portfolio company and such Other Client will benefit. Further, the benefits received by a particular portfolio company providing the service may be greater than those received by the Fund and its obligors receiving the service. Conflicts exist in the allocation of the costs and benefits of these arrangements, and common shareholders rely on the Adviser to handle them in its sole discretion.

Diverse Shareholder Group. The common shareholders are expected to be based in a wide variety of jurisdictions and take a wide variety of forms. The common shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Adviser and Blackstone Credit that may participate in the same investments as the Fund, and investor personnel may have incentives or conflicts with respect to their investments in the Fund or Other Clients, including matters Blackstone Credit is not aware of, such as interests in Blackstone. The conflicting interests of individual common shareholders with respect to other common shareholders and relative to investors in other investment vehicles would generally relate to or arise from, among other things, the nature of investments made by the Fund and such other partnerships, the structuring or the acquisition of investments, financing, tax profile and timing of disposition of investments. As a consequence, conflicts of interest will, in certain circumstances, arise in connection with the decisions made by the Adviser or Blackstone Credit, including with respect to the nature or structuring of investments that can be expected to be more beneficial for one investor than for another investor, especially with respect to investors’ individual tax situations. In addition, the Fund can be expected to make investments that will, in certain circumstances, have a negative impact on related investments made by the common shareholders in separate transactions. In selecting and structuring investments appropriate for the Fund, the Adviser or Blackstone Credit will consider the investment and tax objectives of the Fund and the common shareholders (and those of investors in other investment vehicles managed or advised by the Adviser or Blackstone Credit) as a whole, not the investment, tax or other objectives of any common shareholder individually.

In addition, certain common shareholders also could be investors in Other Clients, including supplemental capital vehicles and co-investment vehicles that may invest alongside the Fund in one or more investments, consistent with applicable law and/or any applicable SEC-granted order. Common shareholders also may include affiliates of the Firm, such as Other Clients, affiliates of obligors/portfolio companies of the Fund or Other Clients, charities, foundations or other entities or programs associated with Firm personnel and/or current or former Firm employees, the Firm’s senior advisors and/or operating partners and any affiliates, funds or persons can be expected to also invest in the Fund through the vehicles established in connection with the Firm’s side-by-side co-investment rights, subject to applicable law, in each case, without being subject to management fees, and common shareholders will not be afforded the benefits of such arrangements. Some of the foregoing Firm related parties are sponsors of feeder vehicles that could invest in the Fund as common shareholders. The Firm related sponsors of feeder vehicles generally charge their investors additional fees, including performance based fees, which could provide the Firm current income and increase the value of its ownership position in them. The Firm will therefore have incentives to refer potential investors to these feeder vehicles. All of these Firm related shareholders will have equivalent rights to vote and withhold consents as nonrelated shareholders. Nonetheless, the Firm may have the ability to influence, directly or indirectly, these Firm related shareholders.

It is also possible that the Fund or its obligors will, in certain circumstances, be a counterparty (such counterparties dealt with on an arm’s-length basis) or participant in agreements, transactions or other arrangements with a common shareholder or an affiliate of a common shareholder (which may occur in connection with such common shareholder or its affiliates making an investment in the Fund or Other Clients), including with respect to one or more investments (or types of investments). Such transactions may include agreements to pay performance fees to operating partners, a management team and other related persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns. Such common shareholders described in the previous sentences can be expected to therefore have different information about the Firm and the Fund than common shareholders not similarly positioned. In addition, conflicts of interest will, in certain circumstances, arise in dealing with any such common shareholders, and the Adviser and its affiliates may be motivated to enter into agreements, transactions or arrangements with common shareholders or their affiliates in order to secure capital commitments from investors in Other Clients and may otherwise be motivated by factors other than the interests of the Fund. Similar information disparity may occur as a result of common shareholders monitoring their investments in vehicles such as the Fund differently. For example, certain common shareholders can be expected to periodically request from the Adviser information regarding the Fund, its investments and/or obligors that is not otherwise set forth in (or has yet to be set forth) in the reporting and other information required to be delivered to all common shareholders. In such circumstances, the Adviser may provide such information to such common shareholders, subject to applicable law and regulations. Unless required by applicable law, the Adviser will not be obligated to affirmatively provide such information to all common shareholders (although the Adviser will generally provide the same information upon request and treat common shareholders equally in that regard). As a result, certain common shareholders may have more information about the Fund than other common shareholders, and, unless required by applicable law, the Adviser will have no duty to ensure all common shareholders seek, obtain or process the same information regarding the Fund, its investments and/or obligors. Therefore, certain common shareholders can be expected to be able to take actions on the basis of such information which, in the absence of such information, other common shareholders do not take. Furthermore, at certain times the Firm will, in certain circumstances, be restricted from disclosing to the common shareholders material non-public information regarding any assets in which the Fund invests, particularly those investments in which an Other Client or portfolio company that is publicly registered co-invests with the Fund. In addition, investment banks or other financial institutions, as well as Firm personnel, can be expected to also be common shareholders. These institutions and personnel are a potential source of information and ideas that could benefit the Fund, and can be expected to receive information about the Fund and its obligors in their capacity as a service provider or vendor to the Fund and its obligors.

Possible Future Activities. The Firm and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Firm and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Restrictions Arising under the Securities Laws. The Firm’s activities and the activities of Other Clients (including the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the common shareholders.

The 1940 Act may limit the Fund’s ability to undertake certain transactions with or alongside its affiliates that are registered under the 1940 Act. As a result of these restrictions, the Fund may be prohibited from executing “joint” transactions with the Fund’s 1940 Act registered affiliates, which could include investments in the same portfolio company (whether at the same or different times) or buying investments from, or selling them to, Other Clients. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

The Fund has received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

Shareholders’ Outside Activities. A common shareholder shall be entitled to and can be expected to have business interests and engage in activities in addition to those relating to the Fund, including business interests and activities in direct competition with the Fund and its obligors, and may engage in transactions with, and provide services to, the Fund or its obligors (which may include providing leverage or other financing to the Fund or its obligors as determined by the Adviser in its sole discretion). None of the Fund, any common shareholder or any other person shall have any rights by virtue of the Fund’s operative documents in any business ventures of any common shareholder. The common shareholders, and in certain cases the Adviser, will have conflicting loyalties in these situations.

Insurance. The Fund will purchase, and/or bear premiums, fees, costs and expenses (including any expenses or fees of insurance brokers) for insurance to insure the Fund and the Board against liability in connection with the activities of the Fund. This includes a portion of any premiums, fees, costs and expenses for one or more “umbrella,” group or other insurance policies maintained by the Firm that cover the Fund and one or more of the Other Clients, the Adviser, Blackstone Credit and/or Blackstone (including their respective directors, officers, employees, agents, representatives, independent client representative (if any), and other indemnified parties). The Adviser will make judgments about the allocation of premiums, fees, costs and expenses for such “umbrella,” group or other insurance policies among the Fund, one or more Other Clients, the Adviser, Blackstone Credit and/or Blackstone on a fair and reasonable basis, subject to approval by the Board.

Technological and Scientific Innovations. Recent technological and scientific innovations have disrupted numerous established industries and those with incumbent power in them. As technological and scientific innovation continues to advance rapidly, it could impact one or more of the Fund’s strategies. Moreover, given the pace of innovation in recent years, the impact on a particular Investment may not have been foreseeable at the time the Fund made such investment and may adversely impact the Fund and/or its obligors/portfolio companies. Furthermore, Blackstone Credit could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.

Additional Potential Conflicts of Interest. The officers, directors, members, managers, employees and personnel of the Adviser can be expected to trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or the Firm’s policies, or otherwise determined from time to time by the Adviser. In addition, certain Other Clients may be subject to the 1940 Act or other regulations that, due to the role of the Firm, could restrict the ability of the Fund to buy investments from, to sell investments to or to invest in the same securities as, such Other Clients. Such regulations may have the effect of limiting the investment opportunities available to the Fund. Such personal securities transactions and investments will, in certain circumstances, result in conflicts of interest, including to the extent they relate to (i) a company in which the Fund holds or acquires an investment (either directly through a privately negotiated investment or indirectly through the purchase of securities or other traded instruments related thereto) and (ii) entities that have interests which are adverse to those of the Fund or pursue similar investment opportunities as the Fund. In addition, as a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and personnel of the Adviser can be expected to take into account certain considerations and other factors in connection with the management of the business and affairs of the Fund and its affiliates that would not necessarily be taken into account if Blackstone were not a public company. The directors of Blackstone have fiduciary duties to shareholders of the public company that may conflict with their duties to the Fund. Finally, although the Firm believes its positive reputation in the marketplace provides benefit to the Fund and Other Clients, the Adviser could decline to undertake investment activity or transact with a counterparty on behalf of the Fund for reputational reasons, and this decision could result in the Fund foregoing a profit or suffering a loss.

(a)(3) Portfolio Manager Compensation as of September 30, 2023.

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

(a)(4) Dollar Range of Securities Owned as of September 30, 2023.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers(1)
Robert Zable	$100,001 – $500,000
Gordon McKemie	None
Daniel T. McMullen	$50,001 - $100,000
Robert Post	$10,001 - $50,000

(1)	Dollar ranges are as follows: $1-$10,000; $10,001-$50,000; $50,001-$100,000; or $100,001-$500,000.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 13.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

(c)	The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

(d)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
President and Chief Executive Officer

Date:	December 7, 2023

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	December 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
President and Chief Executive Officer

Date:	December 7, 2023

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	December 7, 2023